UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2010

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$127.8 million

Market Conditions

The period began with the stocks of financially-sound companies returning to favor after a six-month period in which highly-leveraged companies dominated performance. Stock performance remained robust through the first quarter of 2010, as investors generally remained upbeat about the economic recovery. Beginning in April, widely-publicized issues involving sovereign credit in Southern Europe, a slowing economy in China, lackluster domestic employment growth and the Gulf of Mexico oil spill weighed heavily on investor sentiment. These concerns fed growing anticipation of an economic slowdown, and stocks sold off through the next several months. Late in the period, investor sentiment shifted once again, as economic data were not as dire as many expected. In addition, talk about renewed Federal Reserve Board action to boost economic growth sparked investor optimism, and stocks rallied to close out the period.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 21.16%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 14.79% for the period.

Explanation of Fund Performance

The fund’s strong performance relative to its benchmark was due primarily to stock selection in the healthcare and consumer discretionary sectors. In healthcare, shares of ev3, a medical device company focused on catheter-based technologies, rose in the first half of 2010 after the company announced it would be acquired by Covidien. In addition, Incyte, a biotechnology company developing treatments for breast cancer, arthritis and bone marrow diseases, advanced after reporting better-than-expected earnings due to improved cost management. In the consumer discretionary sector, shares of DSW, a footwear retailer, benefitted from stronger sales of seasonal products, while shares of

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IMAX, a designer and manufacturer of projection and sound systems for theaters, advanced due to strong box office attendance at IMAX theatres and increased IMAX theater installations.

Utilities was the only sector in the fund with a negative impact on performance. One of the leading detractors from performance was Neutral Tandem, a telecommunication services company that fell in the first half of 2010 after reporting two consecutive quarters of disappointing growth. The company experienced a decline in pricing and lower-than-expected traffic, and the stock was sold.

Throughout the period, we reduced the fund’s weight in technology, but we still remain positive on the sector, and it remained one of the fund’s largest allocations. Some of the companies the fund owned were acquired by other companies, while we sold F5 Networks because it reached the fund’s maximum allowed market capitalization. We redeployed most of the assets from these sales into the producer durables, energy and consumer discretionary sectors. In producer durables, we added exposure to aerospace supply companies. In energy, we increased the fund’s allocation to exploration and production and energy service companies. Within consumer discretionary, we boosted exposure to auto parts companies.

Outlook

We have a positive view about the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that equity market volatility has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe that stock prices are low relative to earnings and represent an attractive opportunity.

What You Should Know:

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years
Institutional Class (Inception 12/31/96)	21.16%	4.83%	-5.74%
Retail Class (Inception 12/31/96)	20.87	4.56	-5.98
Comparative Performance
Russell 2000 Growth Index(c)(d)	14.79	2.35	-0.13
Russell 2000 Index(c)	13.35	1.60	4.00
Lipper Small-Cap Growth Funds Index(c)	14.86	1.30	-0.70
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.01% Retail: 1.43%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 1.00% Retail: 1.25%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.
(d)	Effective August 20, 2010, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund’s primary benchmark.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Daniel Thelen, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$912.2 million

Market Conditions

The equity markets were quite volatile during the period, trending higher, then lower, for weeks at a time. They ended on a positive note, with a double-digit rally during September. In general, mid-cap stocks outpaced small-cap stocks, and the growth style outperformed the value style, with banks and insurance stocks notable laggards. Real estate investment trusts (REITs) represented the top-performing segment of the Russell 2000 Value Index for the 12-month period, gaining more than 22%.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 11.39%. The fund modestly underperformed its benchmark, the Russell 2000 Value Index, which returned 11.84% for the period.

Explanation of Fund Performance

After a strong start, the fund lagged during the market rally that occurred during the first four months of 2010. While our focus on more stable business models and better balance sheets was somewhat out of phase with the market during that January-April rally, the fund proved resilient during a more difficult market in May and June. During the late spring/early summer sell-off, the fund’s orientation toward more stable companies and attention to value proved defensive in a weaker market. From a sector perspective, the fund was most challenged by performance in the financial services, materials and processing and consumer staples sectors. Within financials, the fund’s underweight in the surging REIT area created an especially strong headwind to performance.

The consumer discretionary, producer durable and technology sectors made the most positive contributions to performance during the period. Despite generally disappointing unemployment and economic statistics, sectors and stocks sensitive to economic growth performed well. The consumer discretionary sector’s

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What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value.

The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

Fossil, a watch and accessories designer, was the fund’s top contributor. The company reported better-than-expected earnings, while expansion into new products and a shift toward higher price-point watches contributed to an improved outlook. Technology holding Sybase, an enterprise database and mobility software provider, also was among the top performers. The company’s stock rose sharply after SAP announced it would purchase Sybase for cash at a 55% premium.

Trading activity was modestly higher during the year, as we took profits in certain outperforming sectors and added to positions in lagging sectors. In the REIT segment, the additions of apartment owner UDR, data center operator DuPont Fabros Technology and healthcare facility manager BioMed Realty Trust reflected improving fundamentals. We also increased exposure to consumer discretionary, with the additions of auto supplier Tenneco and media and Internet content provider Liberty Media-Starz. We reduced the fund’s healthcare exposure by selling Almost Family and Medical Action Industries following company-specific disappointments. We also reduced the fund’s energy weight, selling Mariner Energy after the company agreed to be acquired by Apache. We also sold Penn Virginia and Hornbeck Offshore Services on deteriorating fundamentals.

Outlook

We have a positive view about the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that equity market volatility has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe that stock prices are low relative to earnings and represent an attractive opportunity.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years
Institutional Class (Inception 5/13/91)	11.39%	3.10%	7.84%
Retail Class (Inception 12/31/96)	11.10	2.84	7.57
Admin Class (Inception 1/2/98)	10.89	2.58	7.29
Comparative Performance
Russell 2000 Value Index(c)	11.84	0.73	7.72
Russell 2000 Index(c)	13.35	1.60	4.00
Lipper Small-Cap Core Funds Index(c)	13.83	2.14	4.98
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.94% Retail: 1.31% Admin: 1.77%
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.90% Retail: 1.15% Admin: 1.40%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the Indices.

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ADDITIONAL INFORMATION

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2010 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses

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you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,050.10	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

Retail Class
Actual	$1,000.00	$1,048.00	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.00% and 1.25%, for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,015.10	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,014.30	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,013.20	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40%, for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

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showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group of funds for certain (although not necessarily all) periods, the Board concluded that other factors

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relevant to performance supported renewal of the relevant Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; and (3) that although the Fund’s performance lagged that of its relevant peer group for certain recent periods, performance was stronger when compared to the Fund’s relevant performance benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser

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profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that although each Fund’s management fee was not subject to breakpoints, each Fund’s management fee and overall net expense ratio was below the median fee for a peer group of funds and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

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•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

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Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)
Common Stocks – 97.0% of Net Assets
	Aerospace & Defense – 2.6%
32,053	HEICO Corp.	$1,462,899
83,429	Hexcel Corp.(b)	1,484,202
12,230	Ladish Co., Inc.(b)	380,720

		3,327,821

	Air Freight & Logistics – 2.0%
26,385	Atlas Air Worldwide Holdings, Inc.(b)	1,327,166
40,117	HUB Group, Inc., Class A(b)	1,173,823

		2,500,989

	Auto Components – 2.0%
137,915	Amerigon, Inc.(b)	1,420,524
39,144	Tenneco, Inc.(b)	1,134,002

		2,554,526

	Biotechnology – 5.6%
16,413	Alexion Pharmaceuticals, Inc.(b)	1,056,341
72,990	Alkermes, Inc.(b)	1,069,303
72,991	Cepheid, Inc.(b)	1,365,661
48,809	Clinical Data, Inc.(b)	823,408
60,236	Incyte Corp.(b)	963,174
33,204	Pharmasset, Inc.(b)	979,518
34,932	Regeneron Pharmaceuticals, Inc.(b)	957,137

		7,214,542

	Building Products – 0.9%
63,325	Trex Company, Inc.(b)	1,207,608

	Capital Markets – 3.3%
48,549	Evercore Partners, Inc., Class A	1,388,987
17,114	Greenhill & Co., Inc.	1,357,482
30,669	Stifel Financial Corp.(b)	1,419,668

		4,166,137

	Commercial Banks – 2.0%
35,707	Signature Bank(b)	1,386,860
27,646	SVB Financial Group(b)	1,169,979

		2,556,839

	Commercial Services & Supplies – 2.0%
35,054	EnerNOC, Inc.(b)	1,101,046
37,897	Waste Connections, Inc.(b)	1,502,995

		2,604,041

	Communications Equipment – 1.6%
81,774	Ciena Corp.(b)	1,273,221
69,525	Infinera Corp.(b)	811,357

		2,084,578

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Computers & Peripherals – 0.9%
41,954	Netezza Corp.(b)	$1,130,660

	Construction & Engineering – 0.8%
96,436	MasTec, Inc.(b)	995,219

	Diversified Consumer Services – 0.8%
35,222	K12, Inc.(b)	1,022,495

	Diversified Financial Services – 1.0%
39,103	MSCI, Inc., Class A(b)	1,298,611

	Electrical Equipment – 1.2%
51,016	Polypore International, Inc.(b)	1,538,642

	Electronic Equipment, Instruments & Components – 1.1%
58,890	IPG Photonics Corp.(b)	1,421,605

	Energy Equipment & Services – 2.6%
130,346	Newpark Resources, Inc.(b)	1,094,906
20,832	Oceaneering International, Inc.(b)	1,122,012
41,009	T-3 Energy Services, Inc.(b)	1,072,385

		3,289,303

	Food Products – 1.0%
31,790	Diamond Foods, Inc.	1,303,072

	Health Care Equipment & Supplies – 8.6%
76,849	AGA Medical Holdings, Inc.(b)	1,072,812
68,626	Align Technology, Inc.(b)	1,343,697
71,302	DexCom, Inc.(b)	942,613
61,702	Insulet Corp.(b)	872,466
74,240	MELA Sciences, Inc.(b)	484,045
49,213	NxStage Medical, Inc.(b)	939,968
36,637	ResMed, Inc.(b)	1,202,060
24,398	Thoratec Corp.(b)	902,238
57,981	Volcano Corp.(b)	1,506,346
51,746	Zoll Medical Corp.(b)	1,669,844

		10,936,089

	Health Care Providers & Services – 3.8%
56,585	Bio-Reference Labs, Inc.(b)	1,180,363
70,722	Hanger Orthopedic Group, Inc.(b)	1,028,298
21,844	HMS Holdings Corp.(b)	1,287,485
23,430	MWI Veterinary Supply, Inc.(b)	1,352,380

		4,848,526

	Health Care Technology – 2.0%
69,278	MedAssets, Inc.(b)	1,457,609
30,016	SXC Health Solutions Corp.(b)	1,094,684

		2,552,293

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Hotels, Restaurants & Leisure – 2.3%
38,468	Life Time Fitness, Inc.(b)	$1,518,332
15,559	Panera Bread Co., Class A(b)	1,378,683

		2,897,015

	Household Durables – 1.0%
40,812	Tempur-Pedic International, Inc.(b)	1,265,172

	Internet Software & Services – 6.5%
41,692	Ancestry.com, Inc.(b)	948,910
50,443	Constant Contact, Inc.(b)	1,080,993
56,744	GSI Commerce, Inc.(b)	1,401,577
23,901	MercadoLibre, Inc.(b)	1,725,174
74,036	Monster Worldwide, Inc.(b)	959,507
47,341	Vocus, Inc.(b)	874,862
26,814	WebMD Health Corp.(b)	1,337,214

		8,328,237

	IT Services – 1.0%
107,119	Sapient Corp.	1,282,214

	Machinery – 1.1%
21,019	Bucyrus International, Inc.	1,457,668

	Media – 0.8%
58,368	Imax Corp.(b)	984,084

	Oil, Gas & Consumable Fuels – 5.3%
65,153	Brigham Exploration Co.(b)	1,221,619
41,437	Comstock Resources, Inc.(b)	931,918
22,646	Concho Resources, Inc.(b)	1,498,486
43,873	Oasis Petroleum, Inc.(b)	849,820
45,804	Rosetta Resources, Inc.(b)	1,075,936
47,439	World Fuel Services Corp.	1,233,888

		6,811,667

	Pharmaceuticals – 1.4%
137,379	Inspire Pharmaceuticals, Inc.(b)	817,405
67,423	Nektar Therapeutics(b)	995,838

		1,813,243

	Professional Services – 3.6%
32,530	Advisory Board Co. (The)(b)	1,436,199
59,009	ICF International, Inc.(b)	1,479,356
24,838	IHS, Inc., Class A(b)	1,688,984

		4,604,539

	Road & Rail – 0.7%
21,918	Genesee & Wyoming, Inc., Class A(b)	951,022

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Semiconductors & Semiconductor Equipment – 7.1%
79,779	Advanced Energy Industries, Inc.(b)	$1,041,914
38,032	Cavium Network, Inc.(b)	1,093,800
31,710	Cymer, Inc.(b)	1,175,807
117,230	GT Solar International, Inc.(b)	981,215
23,727	Hittite Microwave Corp.(b)	1,130,592
36,723	Netlogic Microsystems, Inc.(b)	1,012,820
25,427	Power Integrations, Inc.	808,324
25,571	Silicon Laboratories, Inc.(b)	937,177
30,534	Varian Semiconductor Equipment Associates, Inc.(b)	878,769

		9,060,418

	Software – 9.9%
23,196	ArcSight, Inc.(b)	1,010,418
111,409	Ariba, Inc.(b)	2,105,630
34,667	Blackboard, Inc.(b)	1,249,399
31,768	Concur Technologies, Inc.(b)	1,570,610
56,428	Informatica Corp.(b)	2,167,399
54,837	SuccessFactors, Inc.(b)	1,376,957
40,341	Ultimate Software Group, Inc. (The)(b)	1,558,776
50,125	VanceInfo Technologies, Inc., ADR(b)	1,621,043

		12,660,232

	Specialty Retail – 6.9%
42,032	DSW, Inc., Class A(b)	1,206,318
44,064	hhgregg, Inc.(b)	1,091,025
48,302	Hibbett Sports, Inc.(b)	1,205,135
29,727	J. Crew Group, Inc.(b)	999,422
29,148	Monro Muffler Brake, Inc.	1,344,014
59,731	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,744,145
44,052	Vitamin Shoppe, Inc.(b)	1,209,227

		8,799,286

	Textiles, Apparel & Luxury Goods – 3.6%
45,785	Carter’s, Inc.(b)	1,205,519
51,251	Crocs, Inc.(b)	666,776
24,043	Phillips-Van Heusen Corp.	1,446,427
68,232	Volcom, Inc.(b)	1,304,596

		4,623,318

	Total Common Stocks
	(Identified Cost $94,605,630)	124,091,711

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)
Short-Term Investments – 1.3%
$1,633,165	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $1,663,165 on 10/01/2010 collateralized by $1,665,000 Federal Home Loan Bank, 0.625% due 1/13/2012 valued at $1,669,163 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,633,165)	$1,633,165

	Total Investments – 98.3%
	(Identified Cost $96,238,795)(a)	125,724,876
	Other assets less liabilities—1.7%	2,120,477

	Net Assets – 100.0%	$127,845,353

	(†)See Note 2 of Notes to Financial Statements.
	(a)Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $96,756,618 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$30,505,784
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,537,526)

	Net unrealized appreciation	$28,968,258

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2010 (Unaudited)

Software	9.9%
Health Care Equipment & Supplies	8.6
Semiconductors & Semiconductor Equipment	7.1
Specialty Retail	6.9
Internet Software & Services	6.5
Biotechnology	5.6
Oil, Gas & Consumable Fuels	5.3
Health Care Providers & Services	3.8
Textiles, Apparel & Luxury Goods	3.6
Professional Services	3.6
Capital Markets	3.3
Aerospace & Defense	2.6
Energy Equipment & Services	2.6
Hotels, Restaurants & Leisure	2.3
Commercial Services & Supplies	2.0
Commercial Banks	2.0
Auto Components	2.0
Health Care Technology	2.0
Air Freight & Logistics	2.0
Other Investments, less than 2% each	15.3
Short-Term Investments	1.3

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks – 99.0% of Net Assets
	Air Freight & Logistics – 1.0%
187,245	Atlas Air Worldwide Holdings, Inc.(b)	$9,418,424

	Auto Components – 1.8%
512,555	Dana Holding Corp.(b)	6,314,678
300,750	Goodyear Tire & Rubber Co. (The)(b)	3,233,062
225,991	Tenneco, Inc.(b)	6,546,959

		16,094,699

	Building Products – 1.1%
142,250	Armstrong World Industries, Inc.(b)	5,904,797
348,440	Griffon Corp.(b)	4,247,484

		10,152,281

	Capital Markets – 2.7%
555,653	Ares Capital Corp.	8,695,969
698,225	Fifth Street Finance Corp.	7,778,227
161,713	JMP Group, Inc.	986,449
162,890	Stifel Financial Corp.(b)	7,540,178

		25,000,823

	Chemicals – 4.2%
270,934	Calgon Carbon Corp.(b)	3,928,543
541,390	Ferro Corp.(b)	6,978,517
251,232	Koppers Holdings, Inc.	6,750,604
80,553	Minerals Technologies, Inc.	4,746,183
244,931	Olin Corp.	4,937,809
263,186	WR Grace & Co.(b)	7,353,417
233,915	Zep, Inc.	4,079,477

		38,774,550

	Commercial Banks – 7.2%
520,673	Cathay General Bancorp	6,190,802
83,912	City National Corp.	4,453,210
495,700	CVB Financial Corp.	3,722,707
482,716	First Financial Bancorp	8,051,703
552,161	First Horizon National Corp.(b)	6,300,152
417,314	First Midwest Bancorp, Inc.	4,811,630
161,834	IBERIABANK Corp.	8,088,463
2,273,275	Popular, Inc.(b)	6,592,498
183,036	Prosperity Bancshares, Inc.	5,943,179
228,219	Signature Bank(b)	8,864,026
423,986	Sterling Bancshares, Inc.	2,276,805

		65,295,175

	Commercial Services & Supplies – 4.1%
86,860	Brink’s Co. (The)	1,997,780
147,833	McGrath Rentcorp	3,540,600

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Commercial Services & Supplies – continued
579,499	Rollins, Inc.	$13,548,687
444,373	Standard Parking Corp.(b)	7,598,778
174,849	Team, Inc.(b)	3,009,151
191,730	Waste Connections, Inc.(b)	7,604,012

		37,299,008

	Communications Equipment – 1.1%
217,400	ADTRAN, Inc.	7,674,220
179,671	Tekelec(b)	2,328,536

		10,002,756

	Construction & Engineering – 0.4%
210,339	MYR Group, Inc.(b)	3,447,456

	Consumer Finance – 1.4%
150,355	Cash America International, Inc.	5,262,425
363,696	Dollar Financial Corp.(b)	7,590,336

		12,852,761

	Containers & Packaging – 0.5%
225,272	Temple-Inland, Inc.	4,203,576

	Distributors – 0.5%
134,464	Core-Mark Holding Co., Inc.(b)	4,163,006

	Diversified Financial Services – 1.3%
322,962	MarketAxess Holdings, Inc.	5,483,895
311,941	PHH Corp.(b)	6,569,477

		12,053,372

	Electric Utilities – 2.3%
178,898	ALLETE, Inc.	6,517,254
131,699	ITC Holdings Corp.	8,198,263
224,693	UIL Holdings Corp.	6,327,355

		21,042,872

	Electrical Equipment – 3.7%
64,937	AZZ, Inc.	2,781,901
223,929	Baldor Electric Co.	9,046,732
163,553	Encore Wire Corp.	3,354,472
266,554	GrafTech International Ltd.(b)	4,166,239
237,682	II-VI, Inc.(b)	8,872,669
10,651	LaBarge, Inc.(b)	133,031
123,425	Thomas & Betts Corp.(b)	5,062,893

		33,417,937

	Electronic Equipment, Instruments & Components – 3.4%
313,561	Cognex Corp.	8,409,706
131,288	Littelfuse, Inc.(b)	5,737,286

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Electronic Equipment, Instruments & Components – continued
537,821	Methode Electronics, Inc.	$4,883,415
75,054	Rofin-Sinar Technologies, Inc.(b)	1,904,870
241,876	ScanSource, Inc.(b)	6,709,640
328,375	TTM Technologies, Inc.(b)	3,214,791

		30,859,708

	Energy Equipment & Services – 2.6%
191,015	Dresser-Rand Group, Inc.(b)	7,046,543
157,568	Lufkin Industries, Inc.	6,917,235
282,687	Newpark Resources, Inc.(b)	2,374,571
133,752	Oceaneering International, Inc.(b)	7,203,883

		23,542,232

	Food & Staples Retailing – 1.0%
94,879	BJ’s Wholesale Club, Inc.(b)	3,937,479
375,547	Spartan Stores, Inc.	5,445,431

		9,382,910

	Food Products – 3.0%
136,464	Corn Products International, Inc.	5,117,400
634,943	Darling International, Inc.(b)	5,409,714
186,239	Fresh Del Monte Produce, Inc.(b)	4,041,386
168,066	J & J Snack Foods Corp.	7,047,008
124,041	Lance, Inc.	2,642,073
545,153	Pilgrim’s Pride Corp.(b)	3,063,760

		27,321,341

	Gas Utilities – 1.4%
432,671	UGI Corp.	12,378,717

	Health Care Equipment & Supplies – 2.0%
126,173	Haemonetics Corp.(b)	7,384,906
112,062	Teleflex, Inc.	6,362,880
124,562	West Pharmaceutical Services, Inc.	4,273,722

		18,021,508

	Health Care Providers & Services – 1.3%
103,792	MEDNAX, Inc.(b)	5,532,114
222,122	WellCare Health Plans, Inc.(b)	6,432,653

		11,964,767

	Hotels, Restaurants & Leisure – 2.1%
149,999	Bob Evans Farms, Inc.	4,210,472
205,689	California Pizza Kitchen, Inc.(b)	3,509,054
248,627	Isle of Capri Casinos, Inc.(b)	1,780,169
362,827	Wyndham Worldwide Corp.	9,966,858

		19,466,553

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Household Durables – 1.4%
197,326	Jarden Corp.	$6,142,759
308,949	Leggett & Platt, Inc.	7,031,679

		13,174,438

	Industrial Conglomerates – 0.7%
162,146	Raven Industries, Inc.	6,143,712

	Insurance – 5.3%
218,449	Aspen Insurance Holdings Ltd.	6,614,636
271,528	Employers Holdings, Inc.	4,281,996
104,597	Hanover Insurance Group, Inc. (The)	4,916,059
299,373	HCC Insurance Holdings, Inc.	7,810,642
496,165	Old Republic International Corp.	6,871,885
123,616	ProAssurance Corp.(b)	7,119,045
114,083	Reinsurance Group of America, Inc.	5,509,068
97,569	RLI Corp.	5,524,357

		48,647,688

	Internet & Catalog Retail – 0.5%
162,622	HSN, Inc.(b)	4,862,398

	Internet Software & Services – 0.6%
193,225	IAC/InterActiveCorp(b)	5,076,021

	IT Services – 3.0%
82,314	Alliance Data Systems Corp.(b)	5,371,812
277,971	Broadridge Financial Solutions, Inc.	6,357,197
141,530	iGATE Corp.	2,567,354
90,789	Lender Processing Services, Inc.	3,016,918
275,970	Wright Express Corp.(b)	9,854,889

		27,168,170

	Life Sciences Tools & Services – 0.8%
25,067	Mettler-Toledo International, Inc.(b)	3,119,337
157,729	Pharmaceutical Product Development, Inc.	3,910,102

		7,029,439

	Machinery – 5.5%
334,348	Actuant Corp., Class A	7,676,630
439,916	Albany International Corp., Class A	8,323,211
467,709	Altra Holdings, Inc.(b)	6,889,353
296,505	Commercial Vehicle Group, Inc.(b)	3,018,421
370,402	John Bean Technologies Corp.	5,967,176
42,038	Middleby Corp. (The)(b)	2,664,789
146,570	RBC Bearings, Inc.(b)	4,980,449
644,979	Wabash National Corp.(b)	5,217,880
117,284	Wabtec Corp.	5,605,002

		50,342,911

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
COMMON STOCKS – continued
	Marine – 0.5%
113,347	Kirby Corp.(b)	$4,540,681

	Media – 4.0%
163,892	Arbitron, Inc.	4,584,059
139,112	Harte-Hanks, Inc.	1,623,437
211,322	John Wiley & Sons, Inc., Class A	8,634,617
176,394	Liberty Media-Starz, Series A(b)	11,444,443
243,733	Madison Square Garden, Inc., Class A(b)	5,137,891
183,346	Scholastic Corp.	5,100,686

		36,525,133

	Metals & Mining – 1.9%
139,270	Haynes International, Inc.	4,863,308
560,885	Horsehead Holding Corp.(b)	5,535,935
166,083	Reliance Steel & Aluminum Co.	6,897,427

		17,296,670

	Multiline Retail – 0.6%
486,031	Fred’s, Inc. Class A	5,735,166

	Oil, Gas & Consumable Fuels – 2.4%
208,851	Berry Petroleum Co., Class A	6,626,842
263,059	Cloud Peak Energy, Inc.(b)	4,800,827
248,742	Comstock Resources, Inc.(b)	5,594,208
191,195	Rosetta Resources, Inc.(b)	4,491,170

		21,513,047

	Paper & Forest Products – 0.5%
94,118	Deltic Timber Corp.	4,216,486

	Pharmaceuticals – 0.7%
371,504	Obagi Medical Products, Inc.(b)	3,900,792
44,881	Perrigo Co.	2,882,258

		6,783,050

	Real Estate Management & Development – 0.4%
222,381	Forestar Group, Inc.(b)	3,791,596

	REITs – 0.9%
235,691	Potlatch Corp.	8,013,494

	REITs – Apartments – 2.5%
332,085	American Campus Communities, Inc.	10,108,668
108,261	Mid-America Apartment Communities, Inc.	6,309,451
309,208	UDR, Inc.	6,530,473

		22,948,592

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	REITs – Diversified – 1.1%
49,755	Digital Realty Trust, Inc.	$3,069,883
268,619	DuPont Fabros Technology, Inc.	6,755,768

		9,825,651

	REITs – Healthcare – 0.9%
357,947	Omega Healthcare Investors, Inc.	8,035,910

	REITs – Mortgage – 0.8%
1,780,247	Chimera Investment Corp.	7,031,976

	REITs – Office Property – 0.8%
425,904	BioMed Realty Trust, Inc.	7,632,200

	REITs – Storage – 1.0%
101,476	Sovran Self Storage, Inc.	3,845,940
623,990	U-Store-It Trust	5,210,317

		9,056,257

	REITs – Triple Net Lease – 0.7%
268,632	National Retail Properties, Inc.	6,745,350

	Road & Rail – 1.7%
165,880	Genesee & Wyoming, Inc., Class A(b)	7,197,533
182,599	Old Dominion Freight Line, Inc.(b)	4,641,667
329,319	Vitran Corp., Inc.(b)	3,606,043

		15,445,243

	Semiconductors & Semiconductor Equipment – 2.6%
145,681	Applied Micro Circuits Corp.(b)	1,456,810
251,428	Cohu, Inc.	3,165,479
261,876	Diodes, Inc.(b)	4,475,461
341,235	ON Semiconductor Corp.(b)	2,460,304
665,150	Teradyne, Inc.(b)	7,409,771
509,153	TriQuint Semiconductor, Inc.(b)	4,887,869

		23,855,694

	Software – 0.9%
187,010	Progress Software Corp.(b)	6,190,031
115,527	Radiant Systems, Inc.(b)	1,975,512

		8,165,543

	Specialty Retail – 2.7%
194,583	Genesco, Inc.(b)	5,814,140
139,041	Jo-Ann Stores, Inc.(b)	6,194,277
305,125	PEP Boys-Manny Moe & Jack	3,228,222
864,336	Sally Beauty Holdings, Inc.(b)	9,680,563

		24,917,202

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Textiles, Apparel & Luxury Goods – 1.6%
134,057	Fossil, Inc.(b)	$7,210,926
222,164	Kenneth Cole Productions, Inc., Class A(b)	3,703,474
335,905	Movado Group, Inc.(b)	3,654,646

		14,569,046

	Thrifts & Mortgage Finance – 1.2%
516,533	MGIC Investment Corp.(b)	4,767,599
412,680	Washington Federal, Inc.	6,297,497

		11,065,096

	Trading Companies & Distributors – 0.2%
82,827	Textainer Group Holdings Ltd.	2,214,794

	Water Utilities – 0.5%
272,189	Middlesex Water Co.	4,583,663

	Total Common Stocks
	(Identified Cost $765,997,036)	903,108,749

Principal Amount
Short-Term Investments – 1.0%
$8,982,191	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $8,982,191 on 10/01/2010 collateralized by $9,140,000 Federal Home Loan Bank, 0.625% due 1/13/2012 valued at $9,162,850 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,982,191)	8,982,191

	Total Investments – 100.0%
	(Identified Cost $774,979,227)(a)	912,090,940
	Other assets less liabilities—0.0%	139,445

	Net Assets – 100.0%	$912,230,385

(†)See Note 2 of Notes to Financial Statements.
(a)Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $777,579,088 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$152,125,601
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(17,613,749)

Net unrealized appreciation		$134,511,852

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2010 (Unaudited)

Commercial Banks	7.2%
Machinery	5.5
Insurance	5.3
Chemicals	4.2
Commercial Services & Supplies	4.1
Media	4.0
Electrical Equipment	3.7
Electronic Equipment, Instruments & Components	3.4
Food Products	3.0
IT Services	3.0
Capital Markets	2.7
Specialty Retail	2.7
Semiconductors & Semiconductor Equipment	2.6
Energy Equipment & Services	2.6
REITs – Apartments	2.5
Oil, Gas & Consumable Fuels	2.4
Electric Utilities	2.3
Hotels, Restaurants & Leisure	2.1
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	33.7
Short-Term Investments	1.0

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statement of Assets and Liabilities

September 30, 2010

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$96,238,795	$774,979,227
Net unrealized appreciation	29,486,081	137,111,713

Investments at value	125,724,876	912,090,940
Receivable for Fund shares sold	1,496,955	516,825
Receivable for securities sold	2,240,853	4,395,772
Dividends receivable	1,495	1,334,300

TOTAL ASSETS	129,464,179	918,337,837

LIABILITIES
Payable for securities purchased	1,276,583	4,482,251
Payable for Fund shares redeemed	142,927	827,832
Management fees payable (Note 5)	54,250	529,605
Deferred Trustees’ fees (Note 5)	53,431	117,132
Administrative fees payable (Note 5)	4,726	34,269
Other accounts payable and accrued expenses	86,909	116,363

TOTAL LIABILITIES	1,618,826	6,107,452

NET ASSETS	$127,845,353	$912,230,385

NET ASSETS CONSIST OF:
Paid-in capital	$185,095,084	$922,036,619
Accumulated net investment (loss)/undistributed net investment income	(53,431)	2,319,360
Accumulated net realized loss on investments	(86,682,381)	(149,237,307)
Net unrealized appreciation on investments	29,486,081	137,111,713

NET ASSETS	$127,845,353	$912,230,385

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$52,501,246	$454,852,942

Shares of beneficial interest	3,742,633	19,834,078

Net asset value, offering and redemption price per share	$14.03	$22.93

Retail Class:
Net assets	$75,344,107	$383,934,320

Shares of beneficial interest	5,558,722	16,905,825

Net asset value, offering and redemption price per share	$13.55	$22.71

Admin Class:
Net assets	$—	$73,443,123

Shares of beneficial interest	—	3,294,130

Net asset value, offering and redemption price per share	$—	$22.30

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2010

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$184,163 (a)	$13,271,322

Expenses
Management fees (Note 5)	928,032	7,073,643
Service and distribution fees (Note 5)	191,734	1,318,692
Administrative fees (Note 5)	59,448	453,231
Trustees’ fees and expenses (Note 5)	19,143	35,220
Transfer agent fees and expenses (Notes 5 and 6)	201,445	1,148,358
Audit and tax services fees	36,658	41,924
Custodian fees and expenses	23,817	42,019
Legal fees	2,580	19,565
Registration fees	45,122	69,178
Shareholder reporting expenses	50,406	209,231
Miscellaneous expenses	10,371	37,587

Total expenses	1,568,756	10,448,648
Less waiver and/or expense reimbursement (Note 5)	(139,511)	(640,652)

Net expenses	1,429,245	9,807,996

Net investment income (loss)	(1,245,082)	3,463,326

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
Investments	14,954,786	58,619,537

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,136,058	34,774,717

Net realized and unrealized gain on investments	25,090,844	93,394,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,845,762	$96,857,580

(a)	Includes a non-recurring dividend of $89,040.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income (loss)	$(1,245,082)	$(794,013)	$3,463,326	$3,004,380
Net realized gain (loss) on investments	14,954,786	(34,962,361)	58,619,537	(157,922,333)
Net change in unrealized appreciation (depreciation) on investments	10,136,058	21,890,105	34,774,717	76,497,968

Net increase (decrease) in net assets resulting from operations	23,845,762	(13,866,269)	96,857,580	(78,419,985)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income
Institutional Class	—	—	(1,798,397)	(2,585,541)
Retail Class	—	—	(522,660)	(1,071,277)
Admin Class	—	—	—	(9,660)
Net Realized Capital Gains
Institutional Class	—	—	—	(167,987)
Retail Class	—	—	—	(141,335)
Admin Class	—	—	—	(24,687)

Total distributions	—	—	(2,321,057)	(4,000,487)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(17,035,340)	10,464,100	(150,208,179)	(45,368,424)

Redemption fees
Institutional Class	—	—	—	21,500
Retail Class	—	—	—	17,487
Admin Class	—	—	—	3,123

Total redemption fees	—	—	—	42,110

Net increase (decrease) in net assets	6,810,422	(3,402,169)	(55,671,656)	(127,746,786)
NET ASSETS
Beginning of the year	121,034,931	124,437,100	967,902,041	1,095,648,827

End of the year	$127,845,353	$121,034,931	$912,230,385	$967,902,041

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(53,431)	$(46,961)	$2,319,360	$1,177,091

See accompanying notes to financial statements.

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|  32

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
9/30/2010	$11.58	$(0.11	)(k)	$2.56	$2.45	$—	$—	$—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(g)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—

Retail Class
9/30/2010	11.21	(0.13	)(k)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(g)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
Small Cap Value Fund

Institutional Class
9/30/2010	$20.66	$0.11		$2.23	$2.34	$(0.07)	$—	$(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(h)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(g)(i)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)

Retail Class
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(h)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(g)(i)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)

Admin Class
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(h)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(g)(i)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 1, 2009, redemption fees were eliminated.

(d) Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

33  |

				Ratios to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)		Portfolio turnover rate (%)

$—	$14.03	21.16	$52,501	1.00		1.06		(0.85	)(k)	69
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)		83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)		100

—	13.55	20.87	75,344	1.25		1.39		(1.10	)(k)	69
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)		83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)		100

$—	$22.93	11.39	$454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)	506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47		61
0.00	28.77	17.02	534,776	0.89		0.89		0.43		57
0.00	27.69	11.17	442,714	0.89	(j)	0.89	(j)	0.47		62

—	22.71	11.10	383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)	387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21		61
0.00	28.52	16.74	465,055	1.15		1.24		0.15		57
0.00	27.46	10.87	291,690	1.15		1.20		0.21		62

—	22.30	10.89	73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)	74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)		57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)		62

(f) The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

(g) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(h) Includes a non-recurring dividend of $0.02 per share.

(i)  Includes a non-recurring dividend of $0.05 per share.

(j)  Includes fee/expense recovery of 0.02%.

(k) Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.

See accompanying notes to financial statements.

|  34

Notes to Financial Statements

September 30, 2010

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most

35  |

Notes to Financial Statements – continued

September 30, 2010

recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT

|  36

Notes to Financial Statements – continued

September 30, 2010

distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

37  |

Notes to Financial Statements – continued

September 30, 2010

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as expired capital loss carryforwards, distribution redesignations and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustments, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 were as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	2,321,057	—	2,321,057	3,669,309	331,178	4,000,487

Differences between these amounts for the year ended September 30, 2009 and those reported in the Statements of Changes in Net Assets for the same period are primarily attributable to different book and tax treatment for short-term capital gains.

|  38

Notes to Financial Statements – continued

September 30, 2010

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$2,436,492
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	2,436,492

Capital loss carryforward:
Expires September 30, 2011	(59,283,040)	—
Expires September 30, 2017	(14,995,800)	(88,137,321)
Expires September 30, 2018	(11,885,718)	(58,500,125)

Total capital loss carryforward	(86,164,558)	(146,637,446)
Deferred net capital losses (post-October 2009)	—	—
Unrealized appreciation (depreciation)	28,968,258	134,511,852

Total accumulated earnings (losses)	$(57,196,300)	$(9,689,102)

The Small Cap Growth Fund had $138,314,515 of capital loss carryforwards expire in the current year.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

39  |

Notes to Financial Statements – continued

September 30, 2010

For the year ended September 30, 2010, none of the Funds had loaned Securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$124,091,711	$—	$—	$124,091,711
Short-Term Investments	—	1,633,165	—	1,633,165

Total	$124,091,711	$1,633,165	$—	$125,724,876

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

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Notes to Financial Statements – continued

September 30, 2010

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$903,108,749	$—	$—	$903,108,749
Short-Term Investments	—	8,982,191	—	8,982,191

Total	$903,108,749	$8,982,191	$—	$912,090,940

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$81,207,639	$100,003,395
Small Cap Value Fund	476,617,288	589,137,329

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a

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Notes to Financial Statements – continued

September 30, 2010

class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2010, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$928,032	0.75%
Small Cap Value Fund	7,073,643	0.75%

For the year ended September 30, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$29,470	$110,041	$—	$139,511
Small Cap Value Fund	189,503	334,287	116,862	640,652

1 Expense reimbursements are subject to possible recovery until September 30, 2011.

No expenses were recovered during the year ended September 30, 2010 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Small Cap Growth Fund and the Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”) and the Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

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Notes to Financial Statements – continued

September 30, 2010

Under the Admin Class Plan, the Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Small Cap Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$191,734	$—
Small Cap Value Fund	179,730	959,232	179,730

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the

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Notes to Financial Statements – continued

September 30, 2010

Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$59,448
Small Cap Value Fund	453,231

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$40,705	$40,633	$—
Small Cap Value Fund	405,782	506,484	150,273

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance

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Notes to Financial Statements – continued

September 30, 2010

Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.  Class Specific Expenses. For the year ended September 30, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$52,124	$149,321	$—
Small Cap Value Fund	453,425	539,452	155,481

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Notes to Financial Statements – continued

September 30, 2010

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$16,607
Small Cap Value Fund	109,979

9.  Concentration of Ownership. At September 30, 2010, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Small Cap Growth Fund	359,940	386,164
Small Cap Value Fund	355,203	705,832

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2010, one shareholder account owned more than 5% of Small Cap Growth Fund’s total outstanding shares,

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Notes to Financial Statements – continued

September 30, 2010

representing 7.52% of the Fund’s net assets. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	942,038	$12,157,438	1,974,319	$19,253,187
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,134,399)	(14,055,822)	(1,447,130)	(13,740,063)

Net change	(192,361)	$(1,898,384)	527,189	$5,513,124

Retail Class
Issued from the sale of shares	1,649,726	$20,206,682	3,127,117	$30,016,606
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,822,162)	(35,343,638)	(2,692,237)	(25,065,630)

Net change	(1,172,436)	$(15,136,956)	434,880	$4,950,976

Increase (decrease) from capital share transactions	(1,364,797)	$(17,035,340)	962,069	$10,464,100

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Notes to Financial Statements – continued

September 30, 2010

10.  Capital Shares  – continued.

	Small Cap Value Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,602,888	$56,206,503	5,487,523	$94,433,600
Issued in connection with the reinvestment of distributions	80,409	1,643,559	156,833	2,488,947
Redeemed	(7,355,313)	(156,910,081)	(6,270,554)	(105,527,302)

Net change	(4,672,016)	$(99,060,019)	(626,198)	$(8,604,755)

Retail Class
Issued from the sale of shares	1,882,548	$40,646,183	4,033,997	$70,124,577
Issued in connection with the reinvestment of distributions	25,691	521,021	76,628	1,206,896
Redeemed	(3,929,781)	(84,156,249)	(6,502,104)	(108,566,266)

Net change	(2,021,542)	$(42,989,045)	(2,391,479)	$(37,234,793)

Admin Class
Issued from the sale of shares	995,292	$21,022,763	1,211,062	$19,455,331
Issued in connection with the reinvestment of distributions	—	—	1,691	26,231
Redeemed	(1,389,922)	(29,181,878)	(1,162,021)	(19,010,438)

Net change	(394,630)	$(8,159,115)	50,732	$471,124

Increase (decrease) from capital share transactions	(7,088,188)	$(150,208,179)	(2,966,945)	$(45,368,424)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

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Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trusts was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Loomis Sayles Funds I

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,441,815,530	17,903,098
Wendell J. Knox	1,441,546,136	18,172,492
Erik R. Sirri	1,441,468,045	18,250,582
Peter J. Smail	1,439,322,473	20,396,155

*	Trust-wide voting results.

Loomis Sayles Funds II

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,717,408,736	24,631,425
Wendell J. Knox	1,717,302,502	24,737,659
Erik R. Sirri	1,717,226,576	24,813,585
Peter J. Smail	1,717,449,661	24,590,500

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trusts: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

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2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100%

Qualified Dividend Income. For the fiscal year ended September 30, 2010, the Small Cap Value Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Small Cap Value Fund pays a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Loomis Sayles at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri[1] (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail[1] (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

John T. Hailer[3] (1960)	Trustee Since 2003	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[1]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.
[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

55  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President of Loomis Sayles Funds II; and Executive Vice President of Loomis Sayles Funds I	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

|  56

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST – continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

57  |

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

ANNUAL REPORT

SEPTEMBER 30, 2010

LOOMIS SAYLES BOND FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSBDX
Retail Class	LSBRX
Admin Class	LBFAX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower-quality fixed-income securities and up to 20% of its assets in preferred stocks. The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

May 16, 1991

Class Inception Date:

Institutional Class:

May 16, 1991

Retail Class:

December 31, 1996

Admin Class:

January 2, 1998

Net Assets:

$19,701.8 million

Market Conditions

Throughout much of the 12-month period, attention shifted from economic recovery to economic growth, and investors began to displace lingering economic pessimism with overdue optimism. However, the transition was far from smooth, as new concerns materialized and old ones resurfaced. In particular, increased anxiety about sovereign debt solvency in Europe, precarious macroeconomic data in the United States and China’s lending restrictions percolated through global credit markets. In waves, these factors alternately fostered and stymied the “risk-on” trade. Liquidity returned to the credit markets during the period, largely in the form of new issuance by firms refinancing debt. This trend supported high-yield and investment-grade performance.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Bond Fund returned 16.00%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 8.73% for the period.

Explanation of Fund Performance

The fund’s outperformance relative to its benchmark was primarily due to exposure to non-U.S.-dollar-denominated issues, high-yield credit and equity-sensitive convertible securities. Tentative signs of stability in Europe allayed investor fears and helped spark a currency rally against the U.S. dollar. This translated into sizable contributions from the fund’s investments denominated in the Mexican peso and the Australian, New Zealand and Canadian dollars. The Indonesian rupiah and South Korean won also contributed modestly to performance. High-yield industrials were among the fund’s top performers, with positions in the technology, consumer cyclical and communication segments offering the strongest returns. An allocation to high-yield financials also contributed positively to results. Strong equity market performance during the 12-month period helped buoy the fund’s convertible bonds and preferred securities.

Performance detractors included high-yield utilities, which struggled due to forecasts of depressed growth and languishing energy prices, particularly for producers dependant on natural gas prices. In addition, fears of sovereign-debt risk in Europe and the Middle East sent investors scrambling away from government-related debt. While gains in several emerging markets offset some of this, sovereigns as a whole detracted during the year. Also, brokerage names suffered, as uncertainty regarding potential financial sector reforms in U.S. and European markets gave investors pause.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing should continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities is of utmost importance. We believe the fund remains positioned to take advantage of the slowly improving global economy. We continue to see what we believe to be incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

1  |

LOOMIS SAYLES BOND FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years

Institutional Class (Inception 5/16/91)	16.00%	7.74%	9.70%

Retail Class (Inception 12/31/96)	15.72	7.43	9.40

Admin Class (Inception 1/2/98)	15.37	7.15	9.11

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(c)	8.73	6.15	6.52
Lipper BBB-Rated Funds Index(c)	13.40	5.95	6.38

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.65% Retail: 0.96% Admin: 1.25%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.65% Retail: 0.95% Admin: 1.20%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance(a)

September 30, 2000 to September 30, 2010(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower, due to higher fees.
(b)	The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 15 for a description of the indices.

What you should know:

The fund can invest a significant percentage of assets in debt securities that are rated below investment-grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

|  2

LOOMIS SAYLES FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSFIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-quality fixed-income securities and up to 20% of its assets in preferred stocks. The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

January 17, 1995

Fund Registration Date:

March 7, 1997

Net Assets:

$806.1 million

Market Conditions

During the 12-month period, attention shifted from economic recovery to economic growth, and investors began to displace lingering economic pessimism with overdue optimism. However, the transition was far from smooth, as new concerns materialized and old ones resurfaced. In particular, increased anxiety about sovereign debt solvency in Europe, precarious macroeconomic data in the United States and China’s lending restrictions percolated through global credit markets in waves, alternately fostering and stymieing the “risk-on” trade. Liquidity returned to the credit markets during the period, largely in the form of new issuance by firms refinancing debt. This trend supported high-yield and investment-grade performance.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Fixed Income Fund returned 15.38%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 8.73% for the period.

Explanation of Fund Performance

The fund’s outperformance was primarily due to exposure to non-U.S.-dollar-denominated issues, high-yield credit and equity-sensitive convertible securities. Tentative signs of stability in Europe allayed investor fears and helped spark a currency rally against the U.S. dollar. This translated into sizable contributions from the fund’s investments denominated in the Mexican peso and the Australian, New Zealand and Canadian dollars. The Indonesian rupiah and South Korean won also contributed modestly to performance. High-yield industrials were among the fund’s top performers, with positions in the technology, consumer cyclical and communication segments offering the strongest returns. An allocation to high-yield financials also contributed positively to performance. Strong equity market performance during the 12-month period helped buoy the fund’s convertible bonds and preferred securities.

Performance detractors included high-yield utilities, which struggled due to forecasts of depressed growth and languishing energy prices, particularly for producers dependant on natural gas prices. In addition, fears of sovereign-debt risk in Europe and the Middle East sent investors scrambling away from government-related debt. While gains in several emerging markets offset some of this, sovereigns as a whole detracted from performance during the year. Also, brokerage names suffered, as uncertainty regarding potential financial sector reforms in U.S. and European markets gave investors pause.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing should continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. We believe the fund remains positioned to take advantage of the slowly improving global economy. We continue to see what we believe to be incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

3  |

LOOMIS SAYLES FIXED INCOME FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years

Institutional Class (Inception 1/17/95)	15.38%	8.49%	10.24%

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(b)	8.73	6.15	6.52
Lipper BBB-Rated Funds Index(b)	13.40	5.95	6.38

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.58%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.58%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 15 for a description of the indices.

What you should know:

The fund can invest a significant percentage of assets in debt securities that are rated below investment-grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

|  4

LOOMIS SAYLES GLOBAL BOND FUND

Fund and manager review

FUND FACTS

Managers:

Ken Buntrock, CFA, CIC

David Rolley, CFA

Lynda Schweitzer, CFA

Symbols:

Institutional Class	LSGBX
Retail Class	LSGLX

Objective:

High total investment return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-quality fixed-income securities.

Fund Inception Date:

May 10, 1991

Class Inception Date:

Institutional Class:

May 10, 1991

Retail Class:

December 31, 1996

Net Assets:

$2,311.9 million

Market Conditions

Global fixed-income markets generally remained volatile, as fears of a “double-dip” recession emerged in response to weak economic data in core countries. Following the “stress tests” of European Union banks, financial conditions in Europe improved, but sovereign debt risks remained. Most global government bond yields fell, and yield spreads tightened. In particular, high-yield and investment-grade spread levels narrowed relative to government issues. Strong growth in the emerging markets of Indonesia, South Korea, Singapore and Thailand exceeded growth in developed nations.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Global Bond Fund returned 9.46%. The fund outperformed its benchmark, the Barclays Capital Global Aggregate Bond Index, which returned 6.06% for the period.

Explanation of Fund Performance

The fund’s outperformance was primarily due to strong security selection combined with an overweight in the corporate sector and an underweight in U.S. Treasury securities. In addition, the fund’s exposure to high-yield and emerging market securities boosted performance, as investor demand for yield helped generate strong performance for these sectors. Long-duration positions in U.S.-dollar-denominated corporate bonds were also additive. (Duration is a measure of interest-rate sensitivity.) Additionally, we maintained a longer-than-benchmark duration in U.S. corporate bonds, which enhanced returns as bond yields fell.

From a currency perspective, investors favored countries offering global growth prospects, and the fund’s overweight positions in the Swedish krona, Indonesian rupiah, Mexican peso and Singapore dollar contributed positively to performance.

The Japanese yen rose sharply against the U.S. dollar during the period, and the fund’s underweight position in the yen detracted from relative performance. While the fund’s exposure to Scandinavian currencies enhanced performance overall, its small exposure to the Norwegian krone detracted from performance. In addition, the fund’s position in short-duration U.S. Treasuries dampened returns, considering long-term U.S. Treasury yields declined during the period.

Outlook

Looking ahead, riskier asset classes and non-dollar currency momentum likely will be dominated by the timing and magnitude of future Federal Reserve balance sheet expansion. Outside the United States, the European Central Bank is passively reducing its balance sheet, which is sending the euro higher. Japan intervened, but we do not believe this action will hold down the yen. We are keeping the fund’s non-dollar exposures largely unchanged. We have been slightly reducing corporate credit holdings, and we may continue to reduce exposure here. Durations among the major market benchmarks are lengthening, but we do not plan to extend the fund’s duration, preferring to maintain a more conservative strategy for now.

5  |

LOOMIS SAYLES GLOBAL BOND FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years

Institutional Class (Inception 5/10/91)	9.46%	7.24%	9.22%

Retail Class (Inception 12/31/96)	9.05	6.89	8.91

Comparative Performance
Barclays Capital Global Aggregate Bond Index(c)	6.06	6.69	7.28
Lipper Global Income Funds Index(c)	9.87	6.03	6.84

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.68% Retail 1.02%

Gross expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.68% Retail: 1.00%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance(a)

September 30, 2000 to September 30, 2010(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waiver and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(b)	The mountain chart is based on the Institutional Class minimum initial investment of $100,000.
(c)	See page 15 for a description of the indices.

What you should know:

The fund can invest a significant percentage of assets in debt securities that are rated below investment-grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

.

|  6

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Fund and manager review

FUND FACTS

Managers:

John Hyll

Cliff Rowe, CFA

Symbols:

Institutional Class	LSGSX
Retail Class	LIPRX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury.

Fund Inception Date:

May 20, 1991

Class Inception Date:

Institutional Class:

May 20, 1991

Retail Class:

May 28, 2010

Net Assets:

$13.3 million

Market Conditions

Throughout the period, rates moved lower across the yield curve, ending the period anchored near zero at the short end. Fears about a “double-dip” recession that surfaced in April were somewhat alleviated by early July, helping to buoy investor sentiment into the final months of the period. Despite pockets of volatility along the way, strong demand for riskier asset classes drove corporate yields down as the recovery paced along. The new-issue market remained active, with a primary focus on refinancing, which has helped retrench and strengthen corporate credit profiles.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned 9.58%. The fund outperformed its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which returned 8.89% for the period.

Explanation of Fund Performance

Out-of-benchmark exposure to corporate credit was a primary driver of the fund’s outperformance during the period. Both high-yield and investment-grade industrial names within the communications, basic industry and consumer products segments offered robust returns and aided results. Within the Treasury Inflation Protected Securities (TIPS) sector, the fund’s holdings in long-duration securities had the greatest influence on results. (Duration is a measure of interest-rate sensitivity.) Overall, longer-duration positions fared well and added to performance. Small, out-of-benchmark positions in the Mexican peso and Canadian dollar also contributed favorably to performance.

Agency preferred securities, which struggled on concerns about sub-par U.S. housing-market data and the government’s continued involvement in the market, detracted from performance. The fund’s allocation to these securities was small, and the overall effect on performance was relatively benign.

Outlook

We believe the TIPS market continues to offer relative value. We believe the sentiment that has depressed U.S. Treasury yields has also lowered real yields on TIPS. Buy-and-hold investors may find a better return at maturity relative to nominal U.S. Treasuries, due to the likelihood that, over time, breakevens are likely to widen toward richer levels as inflation concerns develop. We also believe yield spreads on corporate bonds have room to tighten further, and we will opportunistically look to add value by focusing on issue selection and tapping the new issue market, rather than altering the fund’s broad segment exposure.

7  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years
Institutional Class (Inception 5/20/91)(e)	9.58%	5.15%	6.03%
Retail Class (Inception 5/28/10)(a)(e)	9.23	4.84	5.67
Comparative Performance
Barclays Capital U.S. Treasury Inflation Protected Securities Index(c)	8.89	5.49	7.49
Lipper Treasury Inflation Protected Securities Funds Index(c)	9.50	4.92	N/A
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.11% Retail: 1.39%
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11 for the Institutional Class and 1/31/12 for the Retail Class.

Cumulative Performance(d)(e)

September 30, 2000 to September 30, 2010(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, for the last ten years. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays Capital U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from September 30, 2000 through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays Capital U.S. TIPS Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through September 30, 2010. The chart above also compares the performance of the fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through September 30, 2010. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 15 for a description of the indices. Return data is not available for the Lipper Treasury Inflation Protected Securities Index prior to July 1, 2003.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(e)	The fund revised its investment strategies on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

What you should know:

Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Effective December 15, 2004, the fund’s name and investment strategy changed. The fund’s strategy emphasizes inflation-protected debt securities issued by the U.S. Treasury (TIPS). The principal value of these types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the U.S. government.

|  8

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSHIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests in primarily lower-quality fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

June 5, 1996

Fund Registration Date:

March 7, 1997

Net Assets:

$383.7 million

Market Conditions

A slow, uneven global economic recovery, incremental fundamental credit improvement and strong technical demand for yield and riskier asset classes characterized the 12-month period that ended September 30, 2010. Periods of volatility sprang up due to uncertainty regarding the European sovereign debt crisis and lower domestic and global economic growth projections. Record new issuance was a constant theme, as the bid for risk and positive fund flows helped corporate borrowers access the primary markets to refinance existing debt, improve credit profiles and extend the ever-present wall of maturities in high yield. Credit fundamentals continued to improve, albeit slowly, as corporate borrowers maintained sizable cash reserves and continued to cut costs.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Institutional High Income Fund returned 17.06%. The fund underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 18.44% for the period.

Explanation of Fund Performance

While the fund’s high-yield financials generated strong absolute performance, an underweight in the sector hampered performance relative to the benchmark. Financials posted strong gains following generally positive domestic and European “stress test” results. Nevertheless, uncertainty regarding the implementation of new financial regulations remains. Out-of-benchmark equity positions significantly underperformed the benchmark, although returns were positive and on pace with equity markets for the period. A small allocation to preferred credits posted the only negative sector returns, on average, in the fund. A small allocation to C-rated securities was the only segment that posted negative absolute returns, as investors seemed to abandon lower-rated high-yield credits. Securities denominated in Iceland’s krona experienced losses as the currency plunged.

Positions in high-yield and investment-grade industrials represented the fund’s strongest-performing corporate sectors, as investors sought growth from corporate securities they believed would fare well as the economy recovered. Strong corporate earnings also fed both sectors. The fund’s high-yield utilities also posted strong returns, as investors found value in a sector that experienced sell-offs for multiple quarters. In addition, selected out-of-benchmark positions in foreign-currency-denominated securities contributed significantly to positive performance as investors reached for yield. The fund benefited from holdings in developing countries, in general, and from commodity-based economies that experienced relatively strong recoveries. The Indonesian rupiah, euro, Brazilian real and Mexican peso posted the greatest currency-based contributions. Overall, securities rated BBB through B experienced the strongest returns relative to the benchmark.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing should continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities is of utmost importance. We believe that the fund remains positioned to take advantage of the slowly improving global economy. We continue to see what we believe to be incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

9  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years
Institutional Class (Inception 6/5/96)	17.06%	9.08%	9.66%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	18.44	8.37	7.96
Lipper High Current Yield Funds Index(b)	17.16	6.00	5.48

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.74%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.74%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 15 for a description of the indices.

What you should know:

The fund can invest a significant percentage of assets in debt securities that are rated below investment-grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Fund and manager review

FUND FACTS

Managers:

Neil Burke

Cliff Rowe, CFA

Richard Raczkowski

Symbols:

Institutional Class	LSDIX
Retail Class	LSDRX

Objective:

Above-average total return through a combination of current income and capital appreciation

Strategy:

Invests only in investment-grade fixed-income securities. The fund’s weighted average duration generally is two to five years. The fund may invest any portion of its assets in U.S.-dollar-denominated Canadian securities and up to 20% of its assets in other U.S.-dollar-denominated foreign securities, including emerging market securities.

Fund Inception Date:

January 28, 1998

Class Inception Date:

Institutional Class:

January 28, 1998

Retail Class:

May 28, 2010

Net Assets:

$37.0 million

Market Conditions

Throughout the period, rates moved lower across the yield curve, anchoring close to zero at the short end. Fears about a “double-dip” recession that surfaced in April were somewhat alleviated by early July, helping to buoy investor sentiment over the final months of the period. Despite pockets of volatility, strong demand for riskier asset classes pushed corporate spreads tighter. An active new-issue market helped satisfy this demand, as corporations focused on refinancing their debt, helping retrench and strengthen corporate credit profiles.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned 10.67%. The fund outperformed its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 7.77% for the period.

Explanation of Fund Performance

Security selection was a key source of performance throughout the year, as the fund’s sector weights remained largely unchanged. The fund’s out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) provided the largest contribution to return. While questions remain on the overall health of the sector, the fund’s super senior CMBS holdings rallied, aided by strong demand for fixed-income securities with attractive yields. In addition, the fund’s overweight in investment-grade credit boosted performance, as improving corporate fundamentals benefited the sector. In particular, the fund’s holdings in the industrials sector, including communication, technology and energy names, along with certain finance companies and bank holdings, drove returns. Exposure to some longer-duration U.S. Treasuries propped up returns in the sector due to the continued downward trend in rates. Duration is a measure of interest-rate sensitivity.

Despite positive absolute returns, the fund’s mortgage-backed securities (MBS) allocation had a muted effect on relative performance over the period as securities with strong performance saw gains offset by shorter-duration positioning as interest rates fell.

Outlook

We believe the fund is positioned to take advantage of a gradual economic recovery, even though U.S. interest rates likely will remain low for the foreseeable future. We expect credit trends among corporate securities to continue to improve. We believe uncertainty about future regulation and the pace of the recovery has caused corporate managements to be more prudent and conservative with their approach. We believe corporate bond yield spreads have room to tighten further, and we will opportunistically seek to add value by focusing on security selection rather than altering our broad segment exposure. We also continue to find value in super-senior tranches of CMBS, despite the considerable rally already experienced. In our view, CMBS may be one of the cheapest sectors on a relative spread basis.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND*

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years

Institutional Class (Inception 1/28/98)	10.67%	6.99%	6.42%

Retail Class (Inception 5/28/10)(a)	10.58	6.72	6.09

Comparative Performance
Barclays Capital U.S. Intermediate Government/Credit Bond Index(c)	7.77	5.95	6.05
Lipper Intermediate Investment Grade Debt Funds Index(c)	11.33	5.75	6.08
Gross expense ratio (before fee waivers and/or expense reimbursements)**
Institutional: 0.68% Retail: 1.01%

Net expense ratio (after fee waivers and/or expense reimbursements)**
Institutional: 0.40% Retail: 0.65%
*	Formerly Loomis Sayles Intermediate Duration Fixed Income Fund
**	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11 for the Institutional Class and 1/31/12 for the Retail Class.

Cumulative Performance(d)

September 30, 2000 to September 30, 2010(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 15 for a description of the indices.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.

What you should know:

If the credit rating of a security held by the fund falls below investment-grade, the fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment-grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the fund. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline. The fund can hold up to 10% of its net assets in debt securities that are rated below investment-grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSIGX

Objective:

Above-average total investment return through a combination of current income and capital appreciation

Strategy:

Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower-quality fixed-income securities and up to 10% of its assets in preferred stocks. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.

Fund Inception Date:

July 1, 1994

Fund Registration Date:

March 7, 1997

Net Assets:

$473.2 million

Market Conditions

The fixed-income market rally that began in early 2009 continued into the second quarter of 2010, when volatility returned and left security prices range bound. During the rally, investors turned to riskier asset classes in search of yield, which led to robust returns for high-yield bonds, commercial mortgage-backed securities (CMBS) and equity-sensitive convertible and preferred securities. Overall, yields on corporate bonds came down, and liquidity remained strong during the period. New-issue volume remained robust throughout the period, allowing companies to refinance debt at record-low interest rates. Corporations continued to find ways to cut costs and build cash reserves. Balance sheets continued to improve, as many companies avoided shareholder-friendly activities, such as share buybacks and mergers and acquisitions.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Investment Grade Fixed Income Fund returned 14.59%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 8.73% for the period.

Explanation of Fund Performance

Investment-grade credit was the leading contributor to fund performance during the period, led primarily by prudent security selection in the transportation, communication and technology industries. A substantial allocation to non-U.S.-dollar holdings in the commodity-rich nations of Canada, Australia, Brazil and New Zealand provided strong returns. As the risk trade flourished throughout the period, global allocations found favor with investors searching for higher yields. Similarly, out-of-benchmark allocations to high-yield, convertible and preferred securities bolstered the fund’s relative performance. Corporate bond yields came down during the period, as investors gained confidence in strengthening corporate balance sheets and lowering default rates. Additionally, our positioning among CMBS, one of the top-performing areas during the period, enhanced performance. At the same time, a meaningful underweight allocation to U.S. Treasuries and agencies helped results, as investors sought higher yields from riskier asset classes.

The fund had a shortened duration stance within the asset-backed securities (ABS) sector and gave up some return with this positioning, as a flattening yield curve hampered the sector’s relative performance. In addition, a small allocation to mortgage-backed securities (MBS) had a muted effect on performance.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing should continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities is of utmost importance. We believe the fund remains positioned to take advantage of a slowly improving global economy. We continue to see what we believe to be incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

13  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years

Institutional Class (Inception 7/1/1994)	14.59%	8.64%	10.30%

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(b)	8.73	6.15	6.52
Lipper BBB-Rated Funds Index(b)	13.40	5.95	6.38

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.49%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.49%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 15 for a description of the indices.

What you should know:

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the fund’s investments to decline.

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ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Lipper Global Income Funds Index is an unmanaged index that tracks the average performance of the 30 largest global income funds according to Lipper Inc.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index that tracks the average performance of the 30 largest intermediate investment grade debt funds according to Lipper Inc.

Lipper Treasury Inflation Protected Securities Funds Index is an unmanaged index that tracks the average performance of the 30 largest treasury inflation protected securities funds according to Lipper Inc.

Source: Lipper, Inc.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. TIPS Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2010 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in each fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15  |

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,059.60	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24

Retail Class
Actual	$1,000.00	$1,058.30	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

Admin Class
Actual	$1,000.00	$1,056.30	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.64%, 0.93% and 1.20%, for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,061.70	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94

*Expenses are equal to the Fund’s annualized expense ratio: 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,076.50	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

Retail Class
Actual	$1,000.00	$1,074.70	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*Expenses are equal to the Fund’s annualized expense ratio: 0.67% and 1.00%, for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,067.90	$2.07[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03*

Retail Class
Actual	$1,000.00	$1,044.70	$2.22[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29*

*Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65%, for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

1Actual expenses for Institutional Class are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

2Retail Class commenced operations on May 28, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (122), divided by 365 (to reflect the partial period).

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Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,041.20	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60

*Expenses are equal to the Fund’s annualized expense ratio: 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund**

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,059.90	$2.07[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03*

Retail Class
Actual	$1,000.00	$1,048.90	$2.23[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29*

*Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65%, for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

1Actual expenses for Institutional Class are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

2Retail Class commenced operations on May 28, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (122), divided by 365 (to reflect the partial period).

**Formerly Loomis Sayles Intermediate Duration Fixed Income Fund.

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,077.50	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*Expenses are equal to the Fund’s annualized expense ratio: 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

|  18

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Inflation Protected Securities Fund, the Board noted that while the Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies, and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend addition resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that while the Loomis Sayles Global Bond Fund’s and Loomis Sayles Institutional High Income Fund’s advisory fees were each above the median of a peer group of funds, each Fund’s total expense ratio was below the median for its peer group. The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Loomis Sayles Bond Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that two of the Loomis Sayles Funds in this report had breakpoints in their advisory fees and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

19  |

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

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Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 92.2% of Net Assets

Non-Convertible Bonds – 83.5%

	ABS Car Loan – 0.1%
$16,340,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.397%, 8/20/2013, 144A(b)	$15,680,078

	ABS Credit Card – 0.2%
31,065,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	33,049,395

	ABS Home Equity – 0.0%
3,144,266	New Century Home Equity Loan Trust, Series 2005-2, Class M3, 0.746%, 6/25/2035(b)	1,791,235

	Aerospace & Defense – 0.1%
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	1,471,491
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	12,980,800

		14,452,291

	Airlines – 2.0%
51,400,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	50,705,608
405,876	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	405,876
3,377,905	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	3,985,928
202,428	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	210,019
8,720,095	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	8,938,097
2,754,751	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	2,727,203
4,047,298	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	3,925,879
10,992,850	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	10,580,618
6,524,279	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	6,565,055
2,527,025	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,729,187
2,371,591	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	2,543,531
7,326,277	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	7,399,540

Principal Amount (‡)	Description	Value (†)

	Airlines – continued
$3,044,514	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	$3,189,250
3,782,439	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	3,687,878
17,387,521	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	17,952,616
26,494,500	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	25,434,720
24,408,795	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	27,826,026
29,625,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	32,291,250
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	3,065,125
2,000,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,090,000
2,996,715	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	3,142,655
4,885,290	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	4,909,717
35,435,230	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	36,055,346
9,502,386	Delta Air Lines, Inc., Series 2009-1, Class B, 9.750%, 12/17/2016	10,167,553
3,645,454	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	3,663,681
28,952,143	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	29,264,536
2,000,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	2,114,552
44,235,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	48,659,385
27,490,267	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	27,421,541
16,352,511	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	18,233,050

		399,885,422

	Automotive – 2.6%
385,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	389,813
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,455,672
3,000,000	Cummins, Inc., 7.125%, 3/01/2028	3,382,185

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
4,570,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	$774,262
9,800,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	13,794,048
6,550,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	9,286,461
8,550,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	13,582,962
2,590,000	Ford Motor Co., 6.375%, 2/01/2029	2,395,750
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,656,693
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,478,100
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	61,540,125
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	2,658,800
122,204,000	Ford Motor Co., 7.450%, 7/16/2031	127,397,670
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,580,000
67,840,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	72,492,467
6,485,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	7,091,490
145,015,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	162,688,558
6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,557,720
14,150,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	16,024,875
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,931,250
6,400,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	7,008,000

		519,166,901

	Banking – 6.3%
100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A(c)	124,703,180
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	36,511,005
35,170,000	BAC Capital Trust VI, 5.625%, 3/08/2035	33,060,644
2,682,000	Bank of America Corp., 5.420%, 3/15/2017	2,746,639
7,290,000	Bank of America Corp., 6.000%, 9/01/2017	7,893,000
12,823,000	Bank of America NA, 5.300%, 3/15/2017	13,197,573
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	77,479,524
3,260,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	3,431,988
1,445,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	1,612,045

Principal Amount (‡)	Description	Value (†)

	Banking – continued
274,980,870,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	$29,577,774
66,710,000	Citigroup, Inc., 5.000%, 9/15/2014	69,287,674
1,445,000	Citigroup, Inc., 5.850%, 12/11/2034	1,456,067
33,485,000	Citigroup, Inc., 5.875%, 2/22/2033	32,057,903
15,880,000	Citigroup, Inc., 6.000%, 10/31/2033	15,319,198
43,650,000	Citigroup, Inc., 6.125%, 5/15/2018	47,622,674
8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	8,575,929
72,120,000	Citigroup, Inc., 6.375%, 8/12/2014	80,087,529
4,900,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	6,400,792
87,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	94,401,003
14,370,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	15,861,893
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	902,654
54,175,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	56,310,849
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,284,559
4,680,000	HBOS PLC, 6.000%, 11/01/2033, 144A	3,566,675
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	12,408,589
250,225,920,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	27,315,979
599,419,948,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	61,432,989
748,342,518,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	81,693,010
153,708,294,250	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	17,139,551
80,020,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	80,790,993
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	4,990,194
6,110,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,973,869
100,400,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	56,964,539

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
4,887,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	$6,503,311
8,660,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	9,713,887
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	3,697,495
1,970,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,155,781
38,951,000	Morgan Stanley, 4.750%, 4/01/2014	40,679,178
15,100,000	Morgan Stanley, 5.500%, 7/24/2020	15,556,292
9,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	9,995,050
11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	12,971,264
4,400,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	4,662,451
7,795,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	8,373,202
7,500,000	Morgan Stanley, Series H, GMTN, 5.125%, 11/30/2015, (GBP)	12,162,838

		1,241,529,233

	Brokerage – 0.0%
1,295,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,189,027
4,860,000	Jefferies Group, Inc., 8.500%, 7/15/2019	5,642,990

		6,832,017

	Building Materials – 0.8%
4,805,000	Masco Corp., 4.800%, 6/15/2015	4,725,261
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,213,949
19,873,000	Masco Corp., 6.125%, 10/03/2016	20,203,289
2,900,000	Masco Corp., 6.500%, 8/15/2032	2,488,861
26,195,000	Owens Corning, Inc., 6.500%, 12/01/2016	28,339,690
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	51,541,638
35,870,000	USG Corp., 6.300%, 11/15/2016	31,117,225
17,605,000	USG Corp., 9.500%, 1/15/2018	17,274,906

		158,904,819

	Chemicals – 0.8%
51,205,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	64,805,816
19,619,000	Hercules, Inc., 6.500%, 6/30/2029	16,038,532
31,054,000	Hexion Specialty Chemicals, Inc., 7.875%, 2/15/2023	23,601,040

Principal Amount (‡)	Description	Value (†)

	Chemicals – continued
$2,886,000	Hexion Specialty Chemicals, Inc., 8.375%, 4/15/2016	$2,453,100
11,305,000	Hexion Specialty Chemicals, Inc., 9.200%, 3/15/2021	9,383,150
2,550,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	2,499,000
34,640,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	36,025,600
10,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	10,451,712
1,025,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	1,228,109

		166,486,059

	Collateralized Mortgage Obligations – 0.2%
10,336,102	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 3.003%, 7/25/2047(b)	6,296,939
32,332,548	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.954%, 4/25/2035(b)	30,870,082

		37,167,021

	Commercial Mortgage-Backed Securities – 0.0%
2,293,539	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.791%, 4/25/2037(b)	1,628,587
5,123,333	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 3.097%, 4/25/2035(b)	4,504,880

		6,133,467

	Construction Machinery – 0.7%
70,082,000	Case New Holland, Inc., 7.750%, 9/01/2013	76,126,573
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	1,959,066
2,345,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	2,430,006
27,030,000	Toro Co., 6.625%, 5/01/2037(c)	26,811,246
27,184,000	United Rentals North America, Inc., 7.000%, 2/15/2014	27,184,000

		134,510,891

	Consumer Cyclical Services – 0.7%
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	860,000
6,175,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,693,000
116,035,000	Western Union. (The), 6.200%, 11/17/2036	125,352,494

		130,905,494

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.0%
$695,000	Acco Brands Corp., 7.625%, 8/15/2015	$667,200
7,210,000	Snap-on, Inc., 6.700%, 3/01/2019	8,690,602

		9,357,802

	Distributors – 0.0%
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,200,649
3,805,000	ONEOK, Inc., 6.000%, 6/15/2035	3,935,382

		6,136,031

	Diversified Manufacturing – 0.4%
1,435,000	Textron Financial Corp., 5.400%, 4/28/2013	1,506,737
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	569,737
19,900,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	26,929,041
7,145,000	Textron, Inc., 5.600%, 12/01/2017	7,719,330
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	37,491,124

		74,215,969

	Electric – 3.1%
4,875,000	AES Corp. (The), 7.750%, 3/01/2014	5,216,250
2,090,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(c)	3,280,225
12,652,634	AES Ironwood LLC, 8.857%, 11/30/2025	13,000,581
1,490,551	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,531,542
75,513,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	79,913,898
3,105,000	Ameren Illinois Co., 6.250%, 4/01/2018	3,549,580
94,196,017	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	104,977,835
4,698,883	CE Generation LLC, 7.416%, 12/15/2018	4,820,499
62,180,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	63,523,648
134,000	Commonwealth Edison Co., 4.750%, 12/01/2011(c)	134,362
5,295,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	3,613,838
11,835,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	7,130,587
1,504,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	1,030,240
2,000,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	1,560,000
23,200,000	Edison Mission Energy, 7.625%, 5/15/2027	15,602,000

Principal Amount (‡)	Description	Value (†)

	Electric – continued
$11,581,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	$13,309,244
7,425,000	Energy Future Holdings Corp., 10.000%, 1/15/2020, 144A	7,371,243
4,250,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	5,021,825
25,460,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	28,312,182
37,955,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	41,912,302
23,775,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	11,412,000
57,010,000	NiSource Finance Corp., 6.400%, 3/15/2018	66,117,176
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,464,894
860,159	Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	860,176
5,000,625	Quezon Power Philippines Co., 8.860%, 6/15/2017	5,175,647
889,699	Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011	905,402
209,197	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	231,842
1,000,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	761,318
70,980,000	TXU Corp., Series P, 5.550%, 11/15/2014	37,974,300
140,586,000	TXU Corp., Series Q, 6.500%, 11/15/2024	53,774,145
9,406,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,574,280
9,175,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	9,641,732
14,695,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	14,799,775
5,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	4,538,500

		616,043,068

	Entertainment – 0.0%
10,000	Time Warner, Inc., 7.625%, 4/15/2031	12,398

	Financial Other – 0.2%
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	46,769,887

	Food & Beverage – 0.2%
2,115,000	ARAMARK Corp., 5.000%, 6/01/2012	2,120,287
31,590,000	Corn Products International, Inc., 6.625%, 4/15/2037	34,505,915

		36,626,202

	Government Owned – No Guarantee – 0.2%
34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	32,281,465

	Health Insurance – 0.1%
20,530,000	CIGNA Corp., 6.150%, 11/15/2036	22,605,419

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Health Insurance – continued
$2,500,000	CIGNA Corp., 6.350%, 3/15/2018	$2,939,485

		25,544,904

	Healthcare – 2.2%
7,100,000	Boston Scientific Corp., 5.125%, 1/12/2017	7,172,207
3,725,000	Boston Scientific Corp., 5.450%, 6/15/2014	3,953,953
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	16,435,366
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	7,859,458
22,142,000	Boston Scientific Corp., 7.000%, 11/15/2035	22,375,731
13,400,000	HCA, Inc., 5.750%, 3/15/2014	13,215,750
7,800,000	HCA, Inc., 6.250%, 2/15/2013	7,936,500
17,380,000	HCA, Inc., 6.375%, 1/15/2015	17,336,550
63,735,000	HCA, Inc., 6.500%, 2/15/2016	63,735,000
3,045,000	HCA, Inc., 6.750%, 7/15/2013	3,105,900
26,900,000	HCA, Inc., 7.050%, 12/01/2027	23,672,000
20,165,000	HCA, Inc., 7.190%, 11/15/2015	19,761,700
27,039,000	HCA, Inc., 7.500%, 12/15/2023	25,416,660
25,455,000	HCA, Inc., 7.500%, 11/06/2033	23,354,963
70,456,000	HCA, Inc., 7.690%, 6/15/2025	65,876,360
44,984,000	HCA, Inc., 8.360%, 4/15/2024	44,084,320
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	20,389,320
12,066,000	HCA, Inc., MTN, 7.750%, 7/15/2036	11,100,720
4,710,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	4,807,728
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	27,700,380
560,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	601,300

		429,891,866

	Home Construction – 0.5%
6,430,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	4,822,500
19,270,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	12,525,500
6,249,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	4,499,280
4,050,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	3,037,500
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	1,089,000

Principal Amount (‡)	Description	Value (†)

	Home Construction – continued
$2,865,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	$2,531,944
1,690,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,622,400
895,000	KB Home, 5.875%, 1/15/2015	845,775
6,007,000	Pulte Group, Inc., 5.200%, 2/15/2015	5,811,773
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	49,016,250
17,240,000	Pulte Group, Inc., 6.375%, 5/15/2033	13,792,000
8,100,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	8,185,568

		107,779,490

	Independent Energy – 0.8%
9,585,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	10,562,239
80,585,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	80,681,944
5,925,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	8,198,417
2,615,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	2,713,062
13,805,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	14,633,300
20,226,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	20,529,390
3,640,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	3,967,600
8,782,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	9,055,015
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	10,635,562
4,928,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	5,575,845

		166,552,374

	Industrial Other – 0.2%
485,000	Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013	487,425
26,410,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	23,769,000
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,667,601

		35,924,026

	Integrated Energy – 0.0%
1,149,900	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	1,230,393

	Life Insurance – 0.9%
3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	3,309,900
29,065,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	30,082,275

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$7,075,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	$7,198,812
4,145,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	3,887,574
6,655,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	9,359,601
22,550,000	MetLife, Inc., 6.400%, 12/15/2066	21,084,250
12,020,000	MetLife, Inc., 10.750%, 8/01/2069	15,595,950
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	55,343,667
6,365,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	5,883,889
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	5,139,747
9,965,000	Unum Group, 7.125%, 9/30/2016	11,500,417

		168,386,082

	Local Authorities – 0.7%
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	979,294
14,353,465	Province of Alberta, 5.930%, 9/16/2016, (CAD)	15,914,922
730,000	Province of British Columbia, 5.750%, 1/09/2012, (CAD)	747,574
760,000	Province of Ontario, 4.400%, 12/02/2011, (CAD)	763,730
92,365,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	74,942,136
60,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	58,454
38,965,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	38,441,692

		131,847,802

	Lodging – 0.0%
8,450,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	8,476,761

	Media Cable – 1.6%
15,055,000	Comcast Corp., 5.650%, 6/15/2035	15,197,992
2,300,000	Comcast Corp., 6.500%, 11/15/2035	2,571,087
192,208,000	Comcast Corp., 6.950%, 8/15/2037	225,381,179
1,550,000	CSC Holdings LLC, 7.875%, 2/15/2018	1,691,437
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	38,903,343
26,541,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	31,653,779

		315,398,817

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable – 0.5%
$1,645,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	$1,601,818
5,765,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	5,447,925
6,840,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	6,788,700
54,025,000	News America, Inc., 6.150%, 3/01/2037	58,171,473
21,180,000	News America, Inc., 6.400%, 12/15/2035	23,488,006

		95,497,922

	Metals & Mining – 0.4%
11,557,000	Alcoa, Inc., 5.720%, 2/23/2019	11,748,419
4,935,000	Alcoa, Inc., 5.870%, 2/23/2022	4,854,332
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	1,886,814
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	6,602,011
13,180,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	11,746,675
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	2,009,350
11,175,000	United States Steel Corp., 6.050%, 6/01/2017	11,077,219
9,625,000	United States Steel Corp., 6.650%, 6/01/2037	8,542,187
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	23,990,400

		82,457,407

	Mortgage Related – 0.0%
274,167	FHLMC, 5.000%, 12/01/2031	290,566

	Non-Captive Consumer – 4.3%
4,690,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	3,740,275
6,200,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	5,866,750
11,169,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	10,554,705
13,927,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	12,847,658
4,800,000	American General Finance Corp., Series J, MTN, 5.900%, 9/15/2012	4,584,000
935,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	738,650
340,340,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	284,183,900

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$82,818,000	Residential Capital LLC, 9.625%, 5/15/2015	$83,439,135
1,305,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	1,173,346
150,125(††)	SLM Corp., 6.000%, 12/15/2043	2,903,042
27,880,000	SLM Corp., MTN, 5.050%, 11/14/2014	26,549,594
4,875,000	SLM Corp., MTN, 5.125%, 8/27/2012	4,928,274
2,030,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,014,426
9,200,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	11,484,257
76,745,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	75,208,872
57,166,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	54,802,986
23,623,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	18,839,555
28,262,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	28,492,448
34,835,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	33,896,719
1,785,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,803,457
40,230,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	30,935,703
140,870,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	142,287,716

		841,275,468

	Non-Captive Diversified – 6.9%
464,000	Ally Financial, Inc., 6.625%, 12/17/2010	466,900
30,190,000	Ally Financial, Inc., 6.750%, 12/01/2014	31,454,206
4,229,000	Ally Financial, Inc., 6.875%, 8/28/2012	4,414,019
10,000	Ally Financial, Inc., 6.875%, 8/28/2012	10,416
25,000	Ally Financial, Inc., 7.250%, 3/02/2011	25,438
23,588,000	Ally Financial, Inc., 7.500%, 12/31/2013	25,062,250
50,810,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	54,112,650
44,981,000	Ally Financial, Inc., 8.000%, 12/31/2018	46,217,978
35,442,000	Ally Financial, Inc., 8.000%, 11/01/2031	38,011,545
72,545,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	79,074,050
25,935,178	CIT Group, Inc., 7.000%, 5/01/2013	26,064,854
38,902,776	CIT Group, Inc., 7.000%, 5/01/2014	38,805,519
38,902,776	CIT Group, Inc., 7.000%, 5/01/2015	38,611,005

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified – continued
$97,594,976	CIT Group, Inc., 7.000%, 5/01/2016	$96,131,051
102,048,173	CIT Group, Inc., 7.000%, 5/01/2017	99,879,649
44,525,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	44,102,605
89,985,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	68,715,686
15,000,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	11,549,818
150,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	116,194,510
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	65,789,418
22,590,000	General Electric Capital Corp., Series A, MTN, 0.826%, 5/13/2024(b)	18,732,622
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	201,833,308
7,270,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	6,837,099
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	360,000
15,925,000	International Lease Finance Corp., 6.375%, 3/25/2013	16,004,625
35,950,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	38,466,500
415,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	409,294
3,680,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	3,611,000
3,545,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	3,438,650
52,875,000	iStar Financial, Inc., 5.150%, 3/01/2012	44,943,750
3,865,000	iStar Financial, Inc., 5.500%, 6/15/2012	3,246,600
30,335,000	iStar Financial, Inc., 5.650%, 9/15/2011	27,453,175
5,305,000	iStar Financial, Inc., 5.800%, 3/15/2011	4,960,175
6,565,000	iStar Financial, Inc., 5.850%, 3/15/2017	4,972,988
11,605,000	iStar Financial, Inc., 5.875%, 3/15/2016	8,776,281
5,655,000	iStar Financial, Inc., 6.050%, 4/15/2015	4,297,800
46,795,000	iStar Financial, Inc., 8.625%, 6/01/2013	38,137,925
2,330,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	2,158,163

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$7,645,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	$5,934,431
60,205,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	47,712,462

		1,366,980,415

	Oil Field Services – 1.5%
10,680,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	10,733,400
11,660,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	11,776,600
15,693,000	Nabors Industries, Inc., 6.150%, 2/15/2018	17,465,964
134,360,000	Nabors Industries, Inc., 9.250%, 1/15/2019	171,926,250
4,497,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	4,564,455
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,510,244
25,600,000	Weatherford International Ltd., 6.500%, 8/01/2036	25,885,952
4,250,000	Weatherford International Ltd., 6.800%, 6/15/2037	4,454,450
13,670,000	Weatherford International Ltd., 7.000%, 3/15/2038	14,520,821

		288,838,136

	Packaging – 0.1%
3,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	4,891,342
2,500,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	3,493,329
18,644,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	19,995,690

		28,380,361

	Paper – 2.7%
49,873,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	52,927,721
26,262,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	26,984,205
31,317,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	32,413,095
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	520,525
80,840,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	84,882,000
21,749,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	24,413,253
16,307,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	18,589,980
4,447,000	International Paper Co., 6.875%, 11/01/2023	4,831,354
167,125,000	International Paper Co., 7.950%, 6/15/2018	202,680,677
10,392,000	International Paper Co., 8.700%, 6/15/2038	13,277,110

Principal Amount (‡)	Description	Value (†)

	Paper – continued
$24,586,000	Westvaco Corp., 7.950%, 2/15/2031	$26,543,685
36,799,000	Westvaco Corp., 8.200%, 1/15/2030	40,247,324
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,070,402
1,535,000	Weyerhaeuser Co., 7.375%, 3/15/2032	1,563,255

		533,944,586

	Pharmaceuticals – 0.3%
53,635,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	54,975,875

	Pipelines – 2.1%
27,325,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	29,742,825
12,209,000	El Paso Corp., 6.950%, 6/01/2028	11,512,843
2,045,000	El Paso Corp., 7.420%, 2/15/2037	1,950,020
1,500,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	1,557,539
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,037,869
7,325,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	8,126,113
11,435,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	12,354,294
25,030,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	28,869,652
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,413,197
843,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	845,158
57,969,744	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	63,287,888
116,405,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	126,299,425
9,450,000	ONEOK Partners LP, 6.650%, 10/01/2036	10,606,633
28,845,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	32,224,048
62,130,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	67,342,769
5,572,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	5,446,630

		410,616,903

	Property & Casualty Insurance – 0.6%
4,090,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	4,551,589
15,945,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	14,600,837
27,550,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	29,754,716
51,522,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	50,098,653

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$8,600,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	$3,870,000
5,665,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	5,726,788
6,415,000	Willis North America, Inc., 6.200%, 3/28/2017	6,835,657
6,575,000	XL Group PLC, 6.250%, 5/15/2027	6,615,035
2,110,000	XL Group PLC, 6.375%, 11/15/2024	2,192,605

		124,245,880

	Railroads – 0.1%
2,680,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,823,340
4,578,000	CSX Corp., MTN, 6.000%, 10/01/2036	5,103,788
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	5,766,549
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	62,667

		13,756,344

	Refining – 0.0%
1,782,000	Valero Energy Corp., 6.625%, 6/15/2037	1,789,561

	REITs – 0.4%
68,360,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	80,993,475

	REITs – Apartments – 0.3%
2,565,000	Camden Property Trust, 5.000%, 6/15/2015	2,759,930
40,075,000	Camden Property Trust, 5.700%, 5/15/2017	42,548,268
4,680,000	ERP Operating LP, 5.125%, 3/15/2016	5,124,385
3,000,000	ERP Operating LP, 5.375%, 8/01/2016	3,311,601

		53,744,184

	REITs – Diversified – 0.0%
5,720,000	Duke Realty LP, 5.950%, 2/15/2017	6,136,954

	REITs – Industrials – 0.2%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	6,602,116
6,022,000	ProLogis, 5.625%, 11/15/2015	5,891,401
6,110,000	ProLogis, 5.625%, 11/15/2016	5,882,378
6,375,000	ProLogis, 5.750%, 4/01/2016	6,293,572
2,332,000	ProLogis, 6.625%, 5/15/2018	2,298,470

Principal Amount (‡)	Description	Value (†)

	REITs – Industrials – continued
$1,595,000	ProLogis, 6.875%, 3/15/2020	$1,568,064
3,020,000	ProLogis, 7.375%, 10/30/2019	3,047,712

		31,583,713

	REITs – Office – 0.3%
57,890,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	59,542,007
5,640,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	6,315,813

		65,857,820

	REITs – Regional Malls – 0.1%
9,032,000	Simon Property Group LP, 5.750%, 12/01/2015	10,285,054
1,690,000	Simon Property Group LP, 6.125%, 5/30/2018	1,961,139

		12,246,193

	Restaurants – 0.0%
3,750,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	2,852,464

	Retailers – 1.0%
1,920,000	Dillard’s, Inc., 6.625%, 1/15/2018	1,852,800
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,095,000
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,700,850
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	6,571,530
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	905,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022	13,448,532
5,160,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	5,314,800
50,232,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	48,473,880
2,798,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	2,923,910
5,580,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	5,412,600
28,445,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	28,160,550
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	13,638,345
2,098,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,124,225
1,485,000	Macy’s Retail Holdings, Inc., 8.375%, 7/15/2015	1,700,325
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,806,957
39,965,000	Toys R Us, Inc., 7.375%, 10/15/2018	38,166,575
11,255,000	Toys R Us, Inc., 7.875%, 4/15/2013	11,733,338

		196,029,217

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – 6.7%
10,000,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	$1,254,062
25,000,000,000	Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	3,252,191
145,156,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	19,147,402
378,003,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	37,009,607
498,832,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	64,802,385
317,658,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	42,523,569
161,775,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	193,854,502
9,025,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	10,809,094
43,150,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	50,782,976
5,258,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	44,758,080
28,585,700(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	257,986,189
4,557,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	38,998,473
110,620,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	107,267,104
15,305,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	15,011,033
95,840,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	93,478,756
35,750,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	39,578,667
9,000,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	10,945,756
98,690,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	65,122,568
17,305,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	11,787,241
114,735,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	83,237,123
26,800,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	29,279,000
4,616,100,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	24,676,614
3,740,470,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	19,060,951

Principal Amount (‡)	Description	Value (†)

	Sovereigns – continued
7,859,805,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	$39,647,828
5,980,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	6,733,748

		1,311,004,919

	Supermarkets – 0.7%
3,000,000	American Stores Co., 7.900%, 5/01/2017	2,902,500
13,145,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	10,121,650
100,590,000	New Albertson’s, Inc., 7.450%, 8/01/2029	81,477,900
20,550,000	New Albertson’s, Inc., 7.750%, 6/15/2026	17,416,125
9,715,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,917,725
2,995,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,635,600
17,575,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	12,851,719

		135,323,219

	Supranational – 1.9%
11,505,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	7,172,946
837,962,640,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	80,857,527
16,500,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	12,581,732
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	70,209,200
345,270,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	31,768,708
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	145,351,040
40,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	30,608,532

		378,549,685

	Technology – 2.2%
1,940,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	2,003,050
65,276,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	75,191,163
1,000,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,370,067
71,937,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	52,334,167
3,916,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	2,829,310

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$12,960,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	$14,456,647
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	3,001,672
24,515,000	Avnet, Inc., 5.875%, 3/15/2014	26,740,398
50,915,000	Avnet, Inc., 6.000%, 9/01/2015	56,146,516
15,245,000	Avnet, Inc., 6.625%, 9/15/2016	17,485,039
10,821,000	Corning, Inc., 6.850%, 3/01/2029	12,443,100
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,473,517
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,494,400
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	17,666,278
430,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	429,462
6,016,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	5,474,560
929,000	Motorola, Inc., 6.000%, 11/15/2017	1,037,059
15,055,000	Motorola, Inc., 6.500%, 9/01/2025	16,384,206
32,320,000	Motorola, Inc., 6.500%, 11/15/2028	34,316,245
33,295,000	Motorola, Inc., 6.625%, 11/15/2037	35,604,941
250,000	Motorola, Inc., 7.500%, 5/15/2025	296,480
12,015,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	7,809,750
18,622,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	5,121,050
4,554,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	5,405,206
30,805,000	Xerox Capital Trust I, 8.000%, 2/01/2027	31,342,979
40,000	Xerox Corp., 6.350%, 5/15/2018	46,407
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	722,472

		435,626,141

	Tobacco – 0.5%
71,085,000	Reynolds American, Inc., 6.750%, 6/15/2017	79,950,508
17,990,000	Reynolds American, Inc., 7.250%, 6/15/2037	18,886,658

		98,837,166

	Transportation Services – 0.5%
20,469,000	APL Ltd., 8.000%, 1/15/2024(c)	14,021,265
29,602,773	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	28,122,635

Principal Amount (‡)	Description	Value (†)

	Transportation Services – continued
$6,552,024	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	$5,339,900
11,446,643	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	11,561,110
652,627	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 1/02/2011	633,048
13,944,263	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	11,992,066
15,689,997	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	12,787,347
7,695,836	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	7,541,919
201,720	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(e)	169,445
2,675,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	3,081,731

		95,250,466

	Treasuries – 19.5%
421,197,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	408,396,115
315,530,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	306,569,181
587,055,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	577,315,444
245,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	238,830
228,647,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	233,773,724
412,215,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	416,533,863
246,645,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	259,767,118
297,760,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	324,705,703
431,800,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	446,647,977
5,911,048	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	3,931,006
33,000,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	26,039,143
224,730,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	175,443,583
668,075,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	122,866,208
319,620,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	59,945,292
530,990,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	92,209,240
2,021,445,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	378,919,327

		3,833,301,754

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Utility Other – 0.0%
$4,800,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	$5,444,880

	Wireless – 1.1%
38,644,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	38,837,220
6,128,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	6,166,300
57,512,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	57,224,440
29,984,000	Sprint Capital Corp., 6.875%, 11/15/2028	27,435,360
38,286,000	Sprint Capital Corp., 6.900%, 5/01/2019	38,477,430
8,390,000	Sprint Capital Corp., 8.750%, 3/15/2032	8,809,500
15,252,000	Sprint Nextel Corp., 6.000%, 12/01/2016	15,061,350
16,745,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	17,791,563

		209,803,163

	Wirelines – 3.0%
24,204,000	AT&T Corp., 6.500%, 3/15/2029	27,021,975
8,395,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	7,744,387
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	6,063,772
12,705,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	14,384,100
45,835,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	46,526,378
3,940,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	4,453,681
1,000,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	760,000
8,735,000	Embarq Corp., 7.995%, 6/01/2036	9,287,305
730,000	Frontier Communications Corp., 9.000%, 8/15/2031	778,363
17,975,000	GTE Corp., 6.940%, 4/15/2028	20,778,345
640,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	64
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,782,704
2,750,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,963,040
43,605,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	38,808,450
17,580,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	16,525,200

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
$30,365,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	$30,365,000
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	60,298,180
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,084,250
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	40,824,200
40,555,000	Qwest Corp., 6.875%, 9/15/2033	40,048,062
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,505,000
10,620,000	Qwest Corp., 7.250%, 9/15/2025	11,151,000
2,890,000	Qwest Corp., 7.500%, 6/15/2023	2,904,450
39,844,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	37,586,758
26,495,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	26,136,708
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	47,114,807
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	27,396,584
18,105,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	16,427,934
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,359,935
10,310,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	12,165,408
7,860,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	7,886,913

		581,132,953

	Total Non-Convertible Bonds
	(Identified Cost $15,074,397,521)	16,455,737,450

Convertible Bonds – 7.6%

	Airlines – 0.1%
15,495,000	AMR Corp., 6.250%, 10/15/2014	15,068,888
1,730,000	UAL Corp., 4.500%, 6/30/2021	1,736,920

		16,805,808

	Automotive – 1.4%
2,615,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	2,379,650
176,290,000	Ford Motor Co., 4.250%, 11/15/2016	263,112,825
12,335,000	Navistar International Corp., 3.000%, 10/15/2014	13,861,456

		279,353,931

	Diversified Manufacturing – 0.3%
44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	43,492,400
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	21,753,485

		65,245,885

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – 0.0%
$1,000,000	CMS Energy Corp., 5.500%, 6/15/2029	$1,341,250

	Healthcare – 0.3%
32,436,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	30,003,300
14,480,000	Life Technologies Corp., 1.500%, 2/15/2024	16,344,300
285,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	278,231
2,510,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,497,450
3,107,000	Omnicare, Inc., 3.250%, 12/15/2035	2,672,020

		51,795,301

	Independent Energy – 0.1%
2,000,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,537,500
4,385,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,814,950
4,290,000	Penn Virginia Corp., 4.500%, 11/15/2012	4,182,750

		9,535,200

	Lodging – 0.2%
32,045,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	31,243,875

	Media Non-Cable – 0.0%
10,106,866	Liberty Media LLC, 3.500%, 1/15/2031	5,381,906

	Metals & Mining – 0.1%
1,255,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,419,719
16,535,000	United States Steel Corp., 4.000%, 5/15/2014	25,505,237

		26,924,956

	Non-Captive Diversified – 0.2%
60,585,000	iStar Financial, Inc., 1.033%, 10/01/2012(b)	46,196,063

	Pharmaceuticals – 1.0%
940,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,878,825
51,585,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	94,593,993
4,120,000	Kendle International, Inc., 3.375%, 7/15/2012	3,805,850
26,120,000	Nektar Therapeutics, 3.250%, 9/28/2012	26,577,100
34,079,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	65,133,489

		191,989,257

Principal Amount (‡)	Description	Value (†)

	REITs – Industrials – 0.1%
$28,230,000	ProLogis, 3.250%, 3/15/2015	$27,665,400

	Technology – 2.8%
22,522,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	22,156,018
3,760,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	3,407,500
330,000	Ciena Corp., 0.250%, 5/01/2013	294,525
44,624,000	Ciena Corp., 0.875%, 6/15/2017	32,519,740
8,680,000	Ciena Corp., 4.000%, 3/15/2015	9,320,150
9,891,000	Intel Corp., 2.950%, 12/15/2035	9,779,726
343,275,000	Intel Corp., 3.250%, 8/01/2039	400,773,563
10,025,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	9,385,906
21,955,000	Micron Technology, Inc., 1.875%, 6/01/2014	19,512,506
1,045,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	804,650
49,636,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	38,219,720

		546,174,004

	Textile – 0.0%
102,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	95,880

	Wireless – 0.1%
21,974,000	NII Holdings, Inc., 3.125%, 6/15/2012	21,314,780

	Wirelines – 0.9%
48,075,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	45,490,969
20,240,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	20,240,000
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	57,461,561
48,975,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	43,648,969
700,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	917,875

		167,759,374

	Total Convertible Bonds
	(Identified Cost $1,262,052,916)	1,488,822,870

Municipals – 1.1%

	California – 0.3%
5,425,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	4,771,342

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	California – continued
$2,165,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	$1,987,275
20,455,000	State of California, 4.500%, 10/01/2029	20,146,743
5,140,000	State of California, 4.500%, 8/01/2030	5,040,541
7,340,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	7,296,767
5,945,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	5,829,964
17,945,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	17,490,274
3,805,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	3,160,015

		65,722,921

	District of Columbia – 0.0%
5,610,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	5,940,709

	Illinois – 0.0%
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	2,445,832

	Michigan – 0.1%
21,020,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	16,691,562

	Ohio – 0.1%
10,390,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	7,588,440

	Virginia – 0.6%
178,970,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	123,918,828

	Total Municipals
	(Identified Cost $278,039,403)	222,308,292

	Total Bonds and Notes
	(Identified Cost $16,614,489,840)	18,166,868,612

Principal Amount (‡)	Description	Value (†)

Bank Loans – 0.5%

	Chemicals – 0.1%
$6,157,951	Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.313%, 5/05/2015(g)	$5,878,873
1,182,741	Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	1,129,139

		7,008,012

	Electric – 0.0%
7,232,718	Texas Competitive Electric Holdings Company, LLC, Term Loan B2, 3.923%, 10/10/2014(g)	5,616,350

	Media Non-Cable – 0.0%
4,666,005	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	2,957,081

	Oil Field Services – 0.0%
3,515,000	Dresser, Inc., 2nd Lien Term Loan, 6.112%, 5/04/2015(g)	3,386,843
1,720,369	Dresser, Inc., Term Loan, 2.612%, 5/04/2014(g)	1,651,915

		5,038,758

	Printing & Publishing – 0.2%
38,357,644	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	29,899,783

	Wirelines – 0.2%
5,859,871	FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	3,790,634
17,739,671	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	11,438,008
24,742,278	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(g)(i)	18,865,987
7,875,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(g)	7,174,676

		41,269,305

	Total Bank Loans
	(Identified Cost $101,189,439)	91,789,289

Shares

Preferred Stocks – 2.4%

Convertible Preferred Stocks – 1.6%

	Automotive – 0.8%
3,401,146	Ford Motor Co. Capital Trust II, 6.500%	162,948,905

	Capital Markets – 0.1%
270,416	Newell Financial Trust I, 5.250%	10,698,333

	Commercial Banks – 0.1%
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	12,557,898

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Diversified Financial Services – 0.2%
25,823	Bank of America Corp., Series L, 7.250%	$25,338,819
304,895	Sovereign Capital Trust IV, 4.375%	11,281,115

		36,619,934

	Electric Utilities – 0.1%
346,577	AES Trust III, 6.750%	16,917,290
208,375	CMS Energy Trust I, 7.750%(c)(j)	7,293,125

		24,210,415

	Machinery – 0.0%
263,437	United Rentals Trust I, 6.500%	8,825,139

	Oil, Gas & Consumable Fuels – 0.1%
87,351	Chesapeake Energy Corp., 4.500%	7,512,186
189,879	El Paso Energy Capital Trust I, 4.750%	7,262,872
25,000	Williams Cos., Inc., 5.500%	2,185,937

		16,960,995

	REITs – Hotels – 0.0%
53,600	FelCor Lodging Trust, Inc., Series A, 7.800%(e)	1,149,720

	Semiconductors & Semiconductor Equipment – 0.2%
45,266	Lucent Technologies Capital Trust I, 7.750%	36,665,460

	Total Convertible Preferred Stocks
	(Identified Cost $283,388,873)	310,636,799

Non-Convertible Preferred Stocks – 0.8%

	Banking – 0.2%
52,843	Ally Financial, Inc., Series G, 7.000%, 144A	47,566,960

	Diversified Financial Services – 0.1%
53,000	Bank of America Corp., 6.375%	1,228,540
1,226,700	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	30,667,500

		31,896,040

	Electric Utilities – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	100,547
100	Entergy Arkansas, Inc., 4.320%	7,947
5,000	Entergy Mississippi, Inc., 4.360%	379,687
665	Entergy New Orleans, Inc., 4.360%	50,124
200	Entergy New Orleans, Inc., 4.750%	15,744
867	MDU Resources Group, Inc., 5.100%	86,077
360	Public Service Company of Oklahoma, 4.000%	24,480
50,100	Southern California Edison Co., 4.780%	1,149,795

		1,814,401

	Household Durables – 0.0%
36,783	Hovnanian Enterprises, Inc., 7.625%(e)	250,125

	Multi-Utilities – 0.0%
1,100	Xcel Energy, Inc., 3.600%	76,868

	Oil, Gas & Consumable Fuels – 0.1%
144,600	SandRidge Energy, Inc., 8.500%	15,089,328

Shares	Description	Value (†)

	REITs – Industrials – 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%	$2,318,000
169,007	ProLogis, Series C, 8.540%	8,450,350

		10,768,350

	Software – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	40,078,125

	Thrifts & Mortgage Finance – 0.1%
534,725	Countrywide Capital IV, 6.750%	12,881,525

	Total Non-Convertible Preferred Stocks
	(Identified Cost $115,396,774)	160,421,722

	Total Preferred Stocks
	(Identified Cost $398,785,647)	471,058,521

Common Stocks – 2.2%

	Biotechnology – 0.2%
1,409,794	Vertex Pharmaceuticals, Inc.(e)	48,736,579

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(e)	18,112,954
211,343	Smurfit-Stone Container Corp.(e)	3,882,371

		21,995,325

	Electronic Equipment, Instruments & Components – 0.1%
630,490	Corning, Inc.	11,525,357

	Media – 0.0%
4,746	Dex One Corp.(e)	58,281
79,727	SuperMedia, Inc.(e)	842,714

		900,995

	Oil, Gas & Consumable Fuels – 0.1%
1,026,979	Chesapeake Energy Corp.	23,261,074
313,333	Repsol YPF SA, Sponsored ADR	8,082,613

		31,343,687

	Pharmaceuticals – 0.3%
1,528,400	Bristol-Myers Squibb Co.	41,434,924
690,207	Valeant Pharmaceuticals International, Inc.	17,289,695

		58,724,619

	Semiconductors & Semiconductor Equipment – 1.4%
14,199,033	Intel Corp.	273,047,405

	Total Common Stocks
	(Identified Cost $423,765,367)	446,273,967

Closed End Investment Companies – 0.2%
392,579	Dreyfus High Yield Strategies Fund	1,754,828
88,954	DWS High Income Trust	898,435
860,000	Highland Credit Strategies Fund	6,303,800
337,212	Morgan Stanley Emerging Markets Debt Fund, Inc.	3,810,496

See accompanying notes to financial statements.

35  |

Portfolio of investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Closed End Investment Companies – continued
2,203,264	Western Asset High Income Opportunity Fund, Inc.	$13,814,465
1,158,115	Western Asset Managed High Income Fund, Inc.	7,458,261

	Total Closed End Investment Companies
	(Identified Cost $39,581,513)	34,040,285

Principal Amount (‡)

Short-Term Investments – 1.1%
$2,428,753	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $2,428,753 on 10/01/2010 collateralized by $2,260,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $2,474,929 including accrued interest (Note 2 of Notes to Financial Statements)	2,428,753
221,962,985	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $221,962,985 on 10/01/2010 collateralized by $69,285,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $69,804,638; $148,120,000 Federal National Mortgage Association, 1.000% due 11/23/2011 valued at $149,971,500; $6,540,000 Federal Home Loan Bank, 3.250% due 3/11/2011 valued at $6,629,925 including accrued interest (Note 2 of Notes to Financial Statements)	221,962,985

	Total Short-Term Investments
	(Identified Cost $224,391,738)	224,391,738

	Total Investments – 98.6%
	(Identified Cost $17,802,203,544)(a)	19,434,422,412
	Other Assets Less Liabilities—1.4%	267,382,385

	Net Assets – 100.0%	$19,701,804,797

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information: At September 30, 2010, the net unrealized appreciation on investments based on a cost of $17,877,754,340 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,996,908,876
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(440,240,804)

	Net unrealized appreciation	$1,556,668,072

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $644,847,437 or 3.3% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2010 the value of this security amounted to $7,293,125 or 0.0% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $2,048,291,781 or 10.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	19.5%
Non-Captive Diversified	7.1
Sovereigns	6.7
Banking	6.5
Technology	5.0
Automotive	4.8
Non-Captive Consumer	4.3
Wirelines	4.1
Electric	3.1
Paper	2.7
Healthcare	2.5
Airlines	2.1
Pipelines	2.1
Other Investments, less than 2% each	27.0
Short-Term Investments	1.1

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	63.6%
Canadian Dollar	16.4
New Zealand Dollar	3.9
Norwegian Krone	3.3
Indonesian Rupiah	2.5
Euro	2.1
Other, less than 2% each	6.8

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 92.7% of Net Assets

Non-Convertible Bonds – 85.4%

	ABS Other – 0.1%
$725,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	$697,660

	Aerospace & Defense – 0.0%
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	166,250

	Airlines – 0.7%
6,244	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	6,244
981,318	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	1,157,956
363,032	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	372,108
108,129	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	109,210
180,674	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	176,157
548,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	594,580
1,493,468	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	1,519,604
475,119	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	508,378
1,125,155	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1,122,342

		5,566,579

	Automotive – 3.6%
2,400,000	Cummins, Inc., 7.125%, 3/01/2028	2,705,748
50,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	8,471
300,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	422,267
200,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	283,556
300,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	476,595
765,000	Ford Motor Co., 6.375%, 2/01/2029	707,625
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,048,025
165,000	Ford Motor Co., 6.625%, 2/15/2028	156,338
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,007,925
690,000	Ford Motor Co., 7.125%, 11/15/2025	674,475
9,250,000	Ford Motor Co., 7.450%, 7/16/2031	9,643,125

Principal Amount (‡)	Description	Value (†)

	Automotive – continued
$1,645,000	Ford Motor Co., 7.500%, 8/01/2026	$1,645,000
645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	689,234
5,225,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	5,713,652
565,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	638,660
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	345,000

		29,165,696

	Banking – 6.4%
4,150,000	AgriBank FCB, 9.125%, 7/15/2019, 144A(b)	5,147,386
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	1,887,758
2,385,000	BAC Capital Trust VI, 5.625%, 3/08/2035	2,241,957
500,000	Bank of America Corp., 4.850%, 11/15/2014	501,012
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,133,596
18,710,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	2,012,504
6,020,000	Citigroup, Inc., 5.000%, 9/15/2014	6,252,613
135,000	Citigroup, Inc., 5.850%, 12/11/2034	136,034
3,075,000	Citigroup, Inc., 5.875%, 2/22/2033	2,943,947
1,460,000	Citigroup, Inc., 6.000%, 10/31/2033	1,408,440
795,000	Citigroup, Inc., 6.125%, 8/25/2036	774,317
200,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	261,257
1,470,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,527,955
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,060,593
17,920,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	1,956,242
21,194,634,240	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	2,172,183
24,502,029,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	2,674,770
18,824,303,000	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	2,099,042
600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	586,632

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
1,000,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	$1,330,737
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	308,125
1,795,000	Morgan Stanley, 4.750%, 4/01/2014	1,874,640
6,200,000	Morgan Stanley, 5.500%, 7/24/2020	6,387,352
370,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	390,204
350,000	Morgan Stanley, GMTN, 5.125%, 11/30/2015, (GBP)	567,599
800,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	847,718
625,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	671,360

		51,155,973

	Building Materials – 1.0%
860,000	Masco Corp., 4.800%, 6/15/2015	845,728
240,000	Masco Corp., 5.850%, 3/15/2017	234,809
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,643,212
305,000	Masco Corp., 6.500%, 8/15/2032	261,760
805,000	Owens Corning, Inc., 6.500%, 12/01/2016	870,909
2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,064,485
1,680,000	USG Corp., 6.300%, 11/15/2016	1,457,400

		8,378,303

	Chemicals – 1.5%
5,240,000	Borden, Inc., 7.875%, 2/15/2023	3,982,400
55,000	Borden, Inc., 8.375%, 4/15/2016	46,750
905,000	Borden, Inc., 9.200%, 3/15/2021	751,150
3,440,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	4,353,716
1,255,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	1,305,200
115,000	ICI Wilmington, Inc., 5.625%, 12/01/2013	127,952
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,548,218

		12,115,386

	Collateralized Mortgage Obligation – 0.2%
1,288,743	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.954%, 4/25/2035(c)	1,230,451

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities – 0.1%
$95,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	$102,151
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,003,316

		1,105,467

	Construction Machinery – 0.4%
965,000	Toro Co., 6.625%, 5/01/2037(b)	957,190
295,000	United Rentals North America, Inc., 7.000%, 2/15/2014	295,000
1,800,000	United Rentals North America, Inc., 7.750%, 11/15/2013	1,822,500

		3,074,690

	Distributors – 0.1%
1,000,000	ONEOK, Inc., 6.000%, 6/15/2035	1,034,266

	Diversified Manufacturing – 0.2%
245,000	Textron, Inc., 5.600%, 12/01/2017	264,694
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,527,860

		1,792,554

	Electric – 4.2%
730,000	AES Corp. (The), 7.750%, 3/01/2014	781,100
3,100,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,280,668
4,174,607	Bruce Mansfield Unit, 6.850%, 6/01/2034(b)	4,652,439
380,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	259,350
810,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	488,025
1,589,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	1,826,128
2,890,000	Energy Future Holdings Corp., 10.000%, 1/15/2020, 144A	2,869,076
275,000	Enersis SA, 7.375%, 1/15/2014	311,107
4,000,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	4,726,424
3,669,246	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	3,968,106
695,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)	333,600
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	273,410
850,000	NiSource Finance Corp., 6.150%, 3/01/2013	933,868
2,855,000	NiSource Finance Corp., 6.400%, 3/15/2018	3,311,078
360,905	Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	360,912

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$1,155,700	Quezon Power Philippines Co., 8.860%, 6/15/2017	$1,196,149
765,000	TXU Corp., Series P, 5.550%, 11/15/2014	409,275
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	579,487
1,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	636,500
450,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)	472,892
670,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)	674,777
1,280,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	1,161,856

		33,506,227

	Entertainment – 0.6%
2,065,000	Time Warner, Inc., 6.625%, 5/15/2029	2,339,075
730,000	Time Warner, Inc., 7.625%, 4/15/2031	905,083
1,155,000	Time Warner, Inc., 7.700%, 5/01/2032	1,443,311

		4,687,469

	Food & Beverage – 0.2%
1,540,000	Corn Products International, Inc., 6.625%, 4/15/2037	1,682,150

	Government Owned-No Guarantee – 0.3%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,244,691

	Health Insurance – 0.3%
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,351,588

	Healthcare – 2.7%
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	429,322
290,000	Boston Scientific Corp., 5.450%, 6/15/2014	307,825
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	472,872
860,000	Boston Scientific Corp., 7.000%, 11/15/2035	869,078
455,000	HCA, Inc., 5.750%, 3/15/2014	448,744
2,345,000	HCA, Inc., 6.250%, 2/15/2013	2,386,037
410,000	HCA, Inc., 6.375%, 1/15/2015	408,975
610,000	HCA, Inc., 6.500%, 2/15/2016	610,000
115,000	HCA, Inc., 6.750%, 7/15/2013	117,300
3,545,000	HCA, Inc., 7.050%, 12/01/2027	3,119,600
820,000	HCA, Inc., 7.190%, 11/15/2015	803,600
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,386,500

Principal Amount (‡)	Description	Value (†)

	Healthcare – continued
$1,440,000	HCA, Inc., 7.500%, 11/06/2033	$1,321,200
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,487,100
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,175,600
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,724,900
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	395,600
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	326,640
1,075,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	870,750

		21,661,643

	Home Construction – 1.0%
115,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	74,750
155,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	111,600
115,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	86,250
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,602,250
1,152,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,114,560
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,940,000
1,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,568,000
565,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	570,969

		8,068,379

	Independent Energy – 1.7%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,526,931
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,110,244
2,845,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	2,848,422
380,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	394,250
900,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	954,000
792,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	803,880
525,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	572,250
1,465,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,510,544
741,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	838,413

		13,558,934

	Industrial Other – 0.2%
1,575,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	1,417,500

	Integrated Energy – 0.1%
958,249	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	1,025,326

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – 1.1%
$615,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	$636,525
175,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	178,063
500,000	Hartford Life Insurance Co., 3.440%, 9/15/2011(c)	496,150
1,000,000	MetLife, Inc., 6.400%, 12/15/2066	935,000
3,385,000	MetLife, Inc., 10.750%, 8/01/2069	4,392,037
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,056,050
1,000,000	Protective Life Secured Trust, 2.970%, 9/10/2014(c)	1,005,380

		8,699,205

	Local Authorities – 4.3%
723,595	Province of Alberta, 5.930%, 9/16/2016, (CAD)	802,312
11,700,000	Province of British Columbia, Zero Coupon, 8/23/2013, (CAD)	10,746,170
19,825,000	Province of Ontario, 4.200%, 3/08/2018, (CAD)	20,669,330
2,150,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	2,094,582

		34,312,394

	Lodging – 0.0%
150,000	Host Marriott LP, Series O, 6.375%, 3/15/2015	153,563

	Media Cable – 1.3%
765,000	Comcast Corp., 5.650%, 6/15/2035	772,266
350,000	Comcast Corp., 6.500%, 11/15/2035	391,252
26,000	CSC Holdings LLC, 6.750%, 4/15/2012	27,203
170,000	CSC Holdings LLC, 7.875%, 2/15/2018	185,513
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,691,671
6,500,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	7,752,140

		10,820,045

	Media Non-Cable – 1.1%
810,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	788,738
2,190,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	2,069,550
3,385,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	3,359,612
2,630,000	News America, Inc., 6.150%, 3/01/2037	2,831,855

		9,049,755

Principal Amount (‡)	Description	Value (†)

	Metals & Mining – 0.2%
$1,500,000	Alcoa, Inc., 5.720%, 2/23/2019	$1,524,845
300,000	Alcoa, Inc., 5.870%, 2/23/2022	295,096

		1,819,941

	Non-Captive Consumer – 3.2%
300,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	239,250
300,000	American General Finance Corp., MTN, 5.900%, 9/15/2012	286,500
800,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	757,000
700,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	661,500
200,000	American General Finance Corp., Series I, MTN, 5.400%, 12/01/2015	161,000
1,200,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	1,107,000
2,100,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,659,000
2,800,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,338,000
3,905,000	Residential Capital LLC, 9.625%, 5/15/2015	3,934,288
31,725(††)	SLM Corp., 6.000%, 12/15/2043	613,482
760,000	SLM Corp., MTN, 5.125%, 8/27/2012	768,305
1,665,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	1,631,673
200,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	191,733
145,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	115,639
2,920,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	2,943,810
235,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	228,670
405,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	409,188
7,986,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	8,066,371

		26,112,409

	Non-Captive Diversified – 6.0%
1,305,000	Ally Financial, Inc., 6.000%, 12/15/2011	1,332,731
224,000	Ally Financial, Inc., 6.875%, 8/28/2012	233,800
682,000	Ally Financial, Inc., 7.500%, 12/31/2013	724,625
2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	2,422,875

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	$1,500,150
181,000	Ally Financial, Inc., 8.000%, 11/01/2031	194,123
6,055,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	6,599,950
870,554	CIT Group, Inc., 7.000%, 5/01/2013	874,907
1,305,836	CIT Group, Inc., 7.000%, 5/01/2014	1,302,571
1,305,836	CIT Group, Inc., 7.000%, 5/01/2015	1,296,042
2,176,397	CIT Group, Inc., 7.000%, 5/01/2016	2,143,751
3,046,961	CIT Group, Inc., 7.000%, 5/01/2017	2,982,213
830,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	822,126
35,000	General Electric Capital Corp., 5.625%, 5/01/2018	38,849
170,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	172,655
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,027,089
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,194,746
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,257,358
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	6,971,437
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,285,137
3,045,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	3,258,150
85,000	iStar Financial, Inc., 5.500%, 6/15/2012	71,400
135,000	iStar Financial, Inc., 5.650%, 9/15/2011	122,175
30,000	iStar Financial, Inc., 5.875%, 3/15/2016	22,688
30,000	iStar Financial, Inc., 6.050%, 4/15/2015	22,800
2,495,000	iStar Financial, Inc., 8.625%, 6/01/2013	2,033,425
95,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	73,744
1,245,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	986,662

		47,968,179

	Oil Field Services – 0.2%
420,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	422,100

Principal Amount (‡)	Description	Value (†)

	Oil Field Services – continued
$490,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	$494,900
235,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	238,525

		1,155,525

	Packaging – 0.3%
2,000,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	2,145,000

	Paper – 1.7%
2,000,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	2,055,000
2,868,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,968,380
6,005,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	6,305,250
132,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	148,170
1,045,000	Westvaco Corp., 7.950%, 2/15/2031	1,128,209
1,080,000	Westvaco Corp., 8.200%, 1/15/2030	1,181,204

		13,786,213

	Pharmaceuticals – 0.1%
335,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	343,375

	Pipelines – 1.4%
1,740,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,893,962
925,000	El Paso Corp., 6.950%, 6/01/2028	872,257
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	259,467
1,550,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	1,787,773
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	376,528
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,994,104
3,850,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,173,019

		11,357,110

	Property & Casualty Insurance – 1.1%
80,000	Axis Capital Holdings Ltd., 5.750%, 12/01/2014	85,284
2,645,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	2,943,510
180,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	175,027
1,545,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	695,250
2,140,000	White Mountains RE Group Ltd., 6.375%, 3/20/2017, 144A	2,163,341
1,430,000	XL Group PLC, 6.250%, 5/15/2027	1,438,707

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$1,135,000	XL Group PLC, 6.375%, 11/15/2024	$1,179,434

		8,680,553

	Railroads – 0.1%
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	362,950

	REITs – 0.4%
2,960,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	3,507,032

	REITs – Apartments – 0.2%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,587,265
70,000	ERP Operating LP, 5.125%, 3/15/2016	76,647

		1,663,912

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	225,308

	REITs – Industrials – 0.0%
100,000	ProLogis, 5.625%, 11/15/2015	97,831
80,000	ProLogis, 5.750%, 4/01/2016	78,978

		176,809

	REITs – Office – 0.5%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,584,451
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	531,917

		4,116,368

	REITs – Regional Malls – 0.1%
200,000	Simon Property Group LP, 5.875%, 3/01/2017	229,745
290,000	Simon Property Group LP, 6.100%, 5/01/2016	336,955

		566,700

	REITs – Triple Net Lease – 0.1%
185,000	Realty Income Corp., 5.750%, 1/15/2021	196,115
815,000	Realty Income Corp., 6.750%, 8/15/2019	934,255

		1,130,370

	Restaurants – 0.1%
1,000,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	760,657

	Retailers – 0.9%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	937,875
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,036,750

Principal Amount (‡)	Description	Value (†)

	Retailers – continued
$1,079,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$1,041,235
575,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	600,875
3,240,000	Toys R Us, Inc., 7.375%, 10/15/2018	3,094,200
750,000	Toys R Us, Inc., 7.875%, 4/15/2013	781,875

		7,492,810

	Sovereigns – 6.6%
2,915,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	384,515
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	4,337,246
7,590,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	743,124
6,675,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	7,998,633
375,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	449,131
1,800,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	2,118,409
578,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	4,920,154
125,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	1,093,210
305,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,752,628
501,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	4,287,521
3,240,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	3,141,795
845,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	828,770
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,174,552
1,500,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	1,660,643
375,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	456,073
14,885,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	9,822,165
625,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	453,421
212,600,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	1,136,511
239,270,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	1,219,289

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – continued
250,845,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	$1,265,357

		53,243,147

	Supermarkets – 1.0%
25,000	American Stores Co., 8.000%, 6/01/2026	21,031
6,515,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,277,150
1,470,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,245,825
565,000	New Albertson’s, Inc., 8.000%, 5/01/2031	460,475
5,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,400
1,745,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,276,032

		8,284,913

	Supranational – 3.5%
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	15,435,336
17,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	13,008,626

		28,443,962

	Technology – 2.2%
5,215,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	6,007,137
250,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	181,875
2,850,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	3,179,124
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,814,024
130,000	Avnet, Inc., 6.625%, 9/15/2016	149,102
450,000	Corning, Inc., 6.850%, 3/01/2029	517,456
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,347,455
740,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	739,075
815,000	Motorola, Inc., 6.500%, 11/15/2028	865,338
995,000	Motorola, Inc., 6.625%, 11/15/2037	1,064,031
150,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	97,500
1,325,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	364,375
1,042,200	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,237,002

		17,563,494

Principal Amount (‡)	Description	Value (†)

	Tobacco – 0.6%
$3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	$3,734,060
810,000	Reynolds American, Inc., 7.250%, 6/15/2037	850,372

		4,584,432

	Transportation Services – 0.5%
2,500,000	APL Ltd., 8.000%, 1/15/2024(b)	1,712,500
1,112,384	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	1,056,765
1,018,077	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	875,546
327,733	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	321,179

		3,965,990

	Treasuries – 17.1%
920,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	892,040
8,525,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	8,282,896
19,910,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	19,579,682
12,760,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	12,438,675
2,860,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	2,924,127
18,145,000	Canadian Government, 3.750%, 9/01/2011, (CAD)	18,030,370
14,255,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	14,404,353
7,385,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	7,777,900
9,615,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	10,485,107
22,355,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	23,123,704
261,645	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	174,001
5,520,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	4,309,387
56,415,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	10,375,328
9,425,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	1,767,675
11,705,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	2,032,636
8,410,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	1,576,452

		138,174,333

	Utility Other – 0.0%
200,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	226,870

	Wireless – 1.3%
4,585,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	4,607,925

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$215,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	$216,344
1,745,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	1,736,275
1,262,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,154,730
1,400,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,407,000
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	315,000
898,000	Sprint Nextel Corp., 6.000%, 12/01/2016	886,775

		10,324,049

	Wirelines – 2.6%
355,000	AT&T Corp., 6.500%, 3/15/2029	396,331
355,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	327,487
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	204,220
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	781,191
600,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	609,050
235,000	Embarq Corp., 7.082%, 6/01/2016	261,180
200,000	Embarq Corp., 7.995%, 6/01/2036	212,646
350,000	GTE Corp., 6.940%, 4/15/2028	404,585
75,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	8
500,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	470,000
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,305,000
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,772,700
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	353,500
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	782,750
790,000	Qwest Corp., 6.875%, 9/15/2033	780,125
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,780,000
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,281,000
1,330,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	1,254,653
1,320,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	1,302,150

		21,278,576

	Total Non-Convertible Bonds
	(Identified Cost $615,757,632)	688,183,131

Principal Amount (‡)	Description	Value (†)

Convertible Bonds – 6.4%

	Airlines – 0.5%
$4,395,000	AMR Corp., 6.250%, 10/15/2014	$4,274,138

	Automotive – 0.5%
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	4,365,562

	Construction Machinery – 0.0%
50,000	United Rentals North America, Inc., 1.875%, 10/15/2023	49,750

	Diversified Manufacturing – 0.7%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	5,203,800

	Electric – 0.1%
500,000	CMS Energy Corp., 5.500%, 6/15/2029	670,625

	Lodging – 0.2%
1,430,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	1,394,250

	Media Non-Cable – 0.0%
449,013	Liberty Media LLC, 3.500%, 1/15/2031	239,100

	Metals & Mining – 0.3%
235,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	265,844
1,540,000	United States Steel Corp., 4.000%, 5/15/2014	2,375,450

		2,641,294

	Non-Captive Diversified – 0.0%
380,000	iStar Financial, Inc., 1.033%, 10/01/2012(c)	289,750

	Pharmaceuticals – 0.5%
175,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	349,781
205,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	375,919
1,065,000	Nektar Therapeutics, 3.250%, 9/28/2012	1,083,637
1,095,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	2,092,819

		3,902,156

	REITs – Industrials – 0.3%
2,505,000	ProLogis, 1.875%, 11/15/2037	2,348,438

	Technology – 2.5%
1,132,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	1,113,605
5,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	4,531
6,591,000	Intel Corp., 2.950%, 12/15/2035	6,516,852
7,000,000	Intel Corp., 3.250%, 8/01/2039	8,172,500

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$3,585,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	$3,356,456
520,000	Micron Technology, Inc., 1.875%, 6/01/2014	462,150
248,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	190,960

		19,817,054

	Textile – 0.0%
52,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	48,880

	Wirelines – 0.8%
1,930,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	1,826,262
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	2,709,400
1,990,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	1,773,587
250,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	327,813

		6,637,062

	Total Convertible Bonds
	(Identified Cost $46,268,419)	51,881,859

Municipals – 0.9%

	Michigan – 0.2%
2,405,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	1,909,762

	Virginia – 0.7%
7,725,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	5,348,790

	Total Municipals
	(Identified Cost $10,110,680)	7,258,552

	Total Bonds and Notes
	(Identified Cost $672,136,731)	747,323,542

Bank Loans – 0.2%

	Media Non-Cable – 0.0%
74,971	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(e)(f)	47,513

	Printing & Publishing – 0.1%
592,513	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(e)	461,864

	Wirelines – 0.1%
493,152	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(e)(g)	376,028

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
$345,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(e)	$314,319

		690,347

	Total Bank Loans
	(Identified Cost $1,351,285)	1,199,724

Shares

Preferred Stocks – 2.6%

Convertible Preferred Stocks – 1.9%

	Automotive – 0.5%
85,817	Ford Motor Co. Capital Trust II, 6.500%	4,111,492

	Capital Markets – 0.1%
25,075	Newell Financial Trust I, 5.250%	992,030

	Diversified Financial Services – 0.6%
2,844	Bank of America Corp., Series L, 7.250%	2,790,675
55,343	Sovereign Capital Trust IV, 4.375%	2,047,691

		4,838,366

	Electric Utilities – 0.1%
10,000	AES Trust III, 6.750%	488,125

	Machinery – 0.1%
30,199	United Rentals Trust I, 6.500%	1,011,667

	Oil, Gas & Consumable Fuels – 0.1%
775	Chesapeake Energy Corp., 4.500%	66,650
25,200	El Paso Energy Capital Trust I, 4.750%	963,900

		1,030,550

	REITs – Hotels – 0.0%
2,500	FelCor Lodging Trust, Inc., Series A, 7.800%(h)	53,625

	Semiconductors & Semiconductor Equipment – 0.4%
3,715	Lucent Technologies Capital Trust I, 7.750%	3,009,150

	Total Convertible Preferred Stocks
	(Identified Cost $13,186,958)	15,535,005

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.1%
1,121	Ally Financial, Inc., Series G, 7.000%, 144A	1,009,075

	Diversified Financial Services – 0.0%
5,000	Bank of America Corp., 6.375%	115,900

	Electric Utilities – 0.1%
90	Entergy New Orleans, Inc., 4.360%	6,784
2,876	Entergy New Orleans, Inc., 4.750%	226,395
202	MDU Resources Group, Inc., 5.100%	20,055

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Electric Utilities – continued
4,670	Union Electric Co., 4.500%	$345,580

		598,814

	Multi-Utilities – 0.0%
100	Xcel Energy, Inc., Series D, 4.110%	7,700

	Software – 0.4%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(i)	3,164,062

	Thrifts & Mortgage Finance – 0.1%
20,975	Countrywide Capital IV, 6.750%	505,288

	Total Non-Convertible Preferred Stocks
	(Identified Cost $4,153,217)	5,400,839

	Total Preferred Stocks
	(Identified Cost $17,340,175)	20,935,844

Common Stocks – 2.3%

	Biotechnology – 0.5%
127,420	Vertex Pharmaceuticals, Inc.(h)	4,404,910

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(h)	992,005
10,468	Smurfit-Stone Container Corp.(h)	192,297

		1,184,302

	Electronic Equipment, Instruments & Components – 0.5%
205,167	Corning, Inc.	3,750,453

	Media – 0.0%
3,027	SuperMedia, Inc.(h)	31,995

	Oil, Gas & Consumable Fuels – 0.2%
54,259	Chesapeake Energy Corp.	1,228,966

	Pharmaceuticals – 0.1%
20,881	Valeant Pharmaceuticals International, Inc.	523,071

	Semiconductors & Semiconductor Equipment – 0.9%
388,905	Intel Corp.	7,478,643

	Total Common Stocks
	(Identified Cost $15,901,161)	18,602,340

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 1.1%
$37,619	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $37,619 on 10/01/2010 collateralized by $40,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $43,804 including accrued interest (Note 2 of Notes to Financial Statements)	$37,619
8,790,962	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $8,790,962 on 10/01/2010 collateralized by $8,905,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $8,971,788 including accrued interest (Note 2 of Notes to Financial Statements)	8,790,962

	Total Short-Term Investments
	(Identified Cost $8,828,581)	8,828,581

	Total Investments – 98.9%
	(Identified Cost $715,557,933)(a)	796,890,031
	Other Assets Less Liabilities—1.1%	9,248,422

	Net Assets – 100.0%	$806,138,453

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information: At September 30, 2010, the net unrealized appreciation on investments based on a cost of $718,469,342 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$92,901,848
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,481,159)

	Net unrealized appreciation	$78,420,689

(b)	Illiquid security. At September 30, 2010, the value of these securities amounted to $27,543,769 or 3.4% of net assets.
(c)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(f)	Issuer has filed for bankruptcy.
(g)	All or a portion of interest payment is paid-in-kind.
(h)	Non-income producing security.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $80,692,048 or 10.0% of net assets.

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Fixed Income Fund – continued

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	17.1%
Sovereigns	6.6
Banking	6.5
Non-Captive Diversified	6.0
Technology	4.7
Automotive	4.6
Electric	4.3
Local Authorities	4.3
Supranational	3.5
Wirelines	3.5
Non-Captive Consumer	3.2
Healthcare	2.7
Other Investments, less than 2% each	30.8
Short-Term Investments	1.1

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	63.4%
Canadian Dollar	18.8
New Zealand Dollar	4.0
Indonesian Rupiah	2.0
Other, less than 2% each	10.7

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 95.1% of Net Assets

Non-Convertible Bonds – 94.8%

	Argentina – 0.7%
$6,675,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	$6,958,687
8,320,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	8,132,800

		15,091,487

	Australia – 0.7%
16,675,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	16,169,580
445,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	434,037

		16,603,617

	Bermuda – 0.5%
4,805,000	Noble Group Ltd., 8.500%, 5/30/2013, 144A	5,418,608
6,905,000	White Mountains RE Group Ltd., 6.375%, 3/20/2017, 144A	6,980,313

		12,398,921

	Brazil – 1.5%
7,000,000	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A	8,076,250
29,000,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	19,136,229
7,444,000	Telemar Norte Leste SA, 5.500%, 10/23/2020, 144A	7,537,050

		34,749,529

	Canada – 7.0%
4,440,000	Bell Aliant Regional Communications, 5.410%, 9/26/2016, (CAD)	4,681,829
1,240,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	1,298,378
160,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	167,565
3,180,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	3,600,271
3,090,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	3,136,610
61,878,000	Canadian Government, 4.500%, 6/01/2015, (CAD)	67,092,735
10,595,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	10,917,515
5,212,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,065,604
3,800,000	Pacific Rubiales Energy Corp., 8.750%, 11/10/2016, 144A	4,275,000

Principal Amount (‡)	Description	Value (†)

	Canada – continued
$14,540,000	Province of British Columbia, 2.850%, 6/15/2015	$15,462,447
6,700,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	9,991,968
9,015,000	Province of Ontario, 2.950%, 2/05/2015	9,543,027
766,000,000	Province of Quebec, 1.600%, 5/09/2013, (JPY)	9,316,516
11,000,000	Province of Quebec, EMTN, 3.375%, 6/20/2016, (EUR)	15,792,028
1,550,000	Shaw Communications, Inc., 6.500%, 6/02/2014, (CAD)	1,682,795

		162,024,288

	Cayman Islands – 1.9%
5,000,000	CCL Finance Ltd., 9.500%, 8/15/2014, 144A	5,862,500
3,600,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	3,820,500
1,170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	1,254,825
15,600,000	Petrobras International Finance Co., 5.875%, 3/01/2018	17,334,626
6,716,000	Vale Overseas Ltd., 6.875%, 11/21/2036	7,672,748
6,700,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	7,068,500

		43,013,699

	Denmark – 1.8%
210,000,000	Denmark Government Bond, 4.000%, 11/15/2015, (DKK)	42,656,260

	Finland – 2.2%
24,215,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	35,226,151
10,070,000	Finland Government Bond, 3.875%, 9/15/2017, (EUR)	15,260,517

		50,486,668

	Germany – 14.3%
5,100,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	7,171,165
50,155,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	72,710,771
91,105,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	134,730,988
1,140,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	15,418,951
8,720,000	Landesbank Baden-Wuerttemberg, 3.750%, 2/12/2014, (EUR)	12,684,115
11,515,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	16,436,693

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Germany – continued
41,500,000	Republic of Germany, 1.250%, 9/16/2011, (EUR)(b)	$56,858,894
9,415,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	13,803,788

		329,815,365

	India – 1.1%
17,500,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	17,452,767
7,940,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	7,980,899

		25,433,666

	Indonesia – 0.3%
42,900,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	6,008,341

	Ireland – 0.2%
520,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	5,145,801

	Italy – 2.3%
4,850,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	6,733,553
33,530,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	46,404,572

		53,138,125

	Japan – 9.2%
400,000,000	Development Bank of Japan, 1.750%, 3/17/2017, (JPY)	5,173,886
1,000,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	12,423,251
1,200,000,000	Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012, (JPY)	14,615,376
6,050,000,000	Japan Government, 0.700%, 6/20/2014, (JPY)	73,835,003
7,066,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	89,032,108
1,262,100,000	Japan Government, 1.400%, 6/20/2011, (JPY)	15,255,278
1,965,000	Nomura Holdings, Inc., 6.700%, 3/04/2020	2,245,502

		212,580,404

	Jersey – 0.3%
4,550,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	7,807,887

Principal Amount (‡)	Description	Value (†)

	Korea – 0.7%
$1,610,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	$1,706,600
11,600,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	13,682,838

		15,389,438

	Luxembourg – 0.7%
13,800,000	ArcelorMittal, 7.000%, 10/15/2039	14,097,694
3,000,000	CSN Resources SA, 6.500%, 7/21/2020, 144A	3,198,750

		17,296,444

	Mexico – 3.0%
3,160,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	2,891,400
4,715,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	4,349,587
5,300,000	BBVA Bancomer SA, 7.250%, 4/22/2020, 144A	5,693,483
2,026,000	Corporacion GEO SAB de CV, 8.875%, 9/25/2014, 144A	2,248,860
4,800,000	Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	5,442,000
8,400,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	8,652,000
700,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	6,121,976
1,735,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	15,939,720
1,373,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	12,391,337
4,900,000	Mexichem SAB de CV, 8.750%, 11/06/2019, 144A	5,659,500

		69,389,863

	Netherlands – 1.7%
3,850,000	British American Tobacco Holdings BV, 4.000%, 7/07/2020, (EUR)	5,484,907
12,995,000	Kingdom of Netherlands, 5.500%, 1/15/2028, (EUR)(b)	23,973,770
1,465,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	1,661,823
5,000,000	Majapahit Holding BV, 7.750%, 1/20/2020, 144A	6,000,000
1,000,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	1,417,780

		38,538,280

	Norway – 0.7%
89,840,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	16,858,235

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Poland – 0.3%
5,900,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	$6,202,310

	Singapore – 2.0%
5,300,000	Prime Dig Pte Ltd., 11.750%, 11/03/2014, 144A	5,498,750
27,845,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	21,745,207
24,355,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	19,396,236

		46,640,193

	South Africa – 0.4%
8,495,000	Edcon Proprietary Ltd., 4.129%, 6/15/2014, 144A, (EUR)(c)	9,727,882

	Supranationals – 3.6%
1,700,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	22,284,683
8,770,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	5,216,906
450,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	5,686,770
17,470,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	18,940,723
90,681,660,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	8,750,145
285,470,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	23,240,616

		84,119,843

	Sweden – 2.9%
143,670,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	25,899,756
250,275,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)(b)	40,116,182

		66,015,938

	Switzerland – 0.4%
8,500,000	Credit Suisse of New York, MTN, 4.375%, 8/05/2020	8,680,718

	Turkey – 0.4%
8,500,000	Akbank TAS, 5.125%, 7/22/2015, 144A	8,466,850

Principal Amount (‡)	Description	Value (†)

	United Arab Emirates – 1.8%
$500,000	Abu Dhabi National Energy Co., 6.165%, 10/25/2017, 144A	$532,515
6,800,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	7,603,869
5,372,080	Dolphin Energy Ltd., 5.888%, 6/15/2019, 144A	5,796,474
29,110,000	DP World Ltd., 6.850%, 7/02/2037, 144A	27,226,234

		41,159,092

	United Kingdom – 6.2%
9,500,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	10,302,598
950,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	1,642,099
7,100,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	10,655,945
4,300,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	4,370,111
4,800,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	4,846,248
13,775,000	Rexam PLC, 6.750%, 6/01/2013, 144A	14,940,875
13,240,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	22,300,167
18,575,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	33,474,672
8,300,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	15,296,206
11,620,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	19,637,493
6,600,000	Virgin Media Secured Finance PLC, 6.500%, 1/15/2018	6,963,000

		144,429,414

	United States – 25.1%
6,055,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	10,888,914
3,895,000	Ally Financial, Inc., 6.875%, 8/28/2012	4,065,406
4,200,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	4,444,776
815,000	American Express Issuance Trust, Series 2005-2, Class A, 0.327%, 8/15/2013(c)	813,705
267,563	American Home Mortgage Investment Trust, Series 2007-2, Class 12A1, 0.526%, 3/25/2037(c)	143,967
2,250,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	1,732,500
4,200,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	4,628,211
1,864,000	Arch Western Finance LLC, 6.750%, 7/01/2013	1,884,970
10,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A, 5.680%, 2/20/2014, 144A	10,912,109

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$5,655,000	Avnet, Inc., 5.875%, 6/15/2020	$6,008,743
9,360,000	Bank of America Corp., 5.625%, 7/01/2020	9,890,703
1,265,000	Bank of America Credit Card Trust, Series 2007-B2, Class B2, 0.457%, 6/15/2016(c)	1,228,185
300,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	327,992
200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	205,793
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.717%, 6/11/2040(c)	108,583
385,000	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	400,661
6,350,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 1.336%, 8/17/2017, (EUR)(c)	7,990,736
840,000	Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.337%, 9/15/2015(c)	834,690
2,743,653	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	2,901,033
1,000,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.507%, 4/15/2019(c)	959,485
9,650,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	9,668,631
5,130,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	7,094,817
100,000	Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1, 5.500%, 3/24/2017	108,041
6,900,000	Citigroup, Inc., 5.500%, 2/15/2017	7,124,802
658,743	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	711,442
1,462,444	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	1,477,068
508,940	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	496,216
3,929,161	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	4,056,859

Principal Amount (‡)	Description	Value (†)

	United States – continued
$3,775,000	Couche-Tard US/Finance, 7.500%, 12/15/2013	$3,831,625
900,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(c)	894,577
1,675,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	1,678,782
3,000,000	Crown Castle Towers LLC, 3.214%, 8/15/2035, 144A	3,034,869
6,300,000	Crown Castle Towers LLC, 4.523%, 1/15/2035, 144A	6,656,901
3,401,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,757,187
8,590,000	CSC Holdings LLC, 8.500%, 4/15/2014	9,459,737
4,000,000	CSX Corp., 6.150%, 5/01/2037	4,550,076
5,554,000	CSX Corp., MTN, 6.000%, 10/01/2036	6,191,882
6,480,153	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	6,795,736
1,717,994	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	1,726,584
3,350,000	DISH DBS Corp., 6.625%, 10/01/2014	3,500,750
4,585,000	DISH DBS Corp., 7.000%, 10/01/2013	4,865,831
6,047,000	Embarq Corp., 7.995%, 6/01/2036	6,429,346
6,306,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	7,331,009
120,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	133,240
7,530,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	8,674,929
4,500,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	4,808,610
10,195,000	Frontier Communications Corp., 6.250%, 1/15/2013	10,679,262
480,000	Frontier Communications Corp., 6.625%, 3/15/2015	495,600
888,000,000	General Electric Capital Corp., EMTN, 1.000%, 3/21/2012, (JPY)	10,674,296
4,540,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,664,850
180,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	202,050
1,805,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	2,057,700
1,250,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	2,012,126

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$9,662,470	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	$9,771,665
1,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,046,527
700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	737,874
3,535,000	HCA, Inc., 5.750%, 3/15/2014	3,486,394
1,270,000	HCA, Inc., 6.250%, 2/15/2013	1,292,225
1,205,000	HCA, Inc., 6.375%, 1/15/2015	1,201,988
2,440,000	HCA, Inc., 6.500%, 2/15/2016	2,440,000
770,000	HCA, Inc., 6.750%, 7/15/2013	785,400
525,000	HCA, Inc., 7.500%, 11/06/2033	481,688
635,000	HCA, Inc., 7.690%, 6/15/2025	593,725
624,000	HCA, Inc., MTN, 7.580%, 9/15/2025	580,320
165,000	HCA, Inc., MTN, 7.750%, 7/15/2036	151,800
5,400,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	5,665,285
5,000,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B1, 4.940%, 3/25/2016, 144A	5,086,549
5,680,000	Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	5,736,800
5,772,000	Home Depot, Inc. (The), 5.875%, 12/16/2036	6,153,466
5,700,000	HSBC USA, Inc., 5.000%, 9/27/2020	5,695,645
4,435,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	4,701,983
1,875,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	2,015,625
1,105,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	1,131,638
26,740,000,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	2,835,489
1,900,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(c)	1,963,199
4,510,000	L-3 Communications Corp., 5.875%, 1/15/2015	4,611,475

Principal Amount (‡)	Description	Value (†)

	United States – continued
$300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.881%, 6/15/2038(c)	$330,542
5,671,162	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	5,885,528
3,000,000	MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, 7/17/2014, (EUR)	4,246,990
8,155,000	Merrill Auto Trust Securitization, Series 2008-1, Class A4A, 6.150%, 4/15/2015	8,528,614
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,003,317
3,165,000	Morgan Stanley, 4.750%, 4/01/2014	3,305,425
2,070,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	3,426,612
100,000	Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	107,124
700,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.649%, 6/11/2042(c)	776,445
200,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(c)	228,233
125,000	Motorola, Inc., 6.500%, 9/01/2025	136,036
115,000	Motorola, Inc., 6.500%, 11/15/2028	122,103
6,120,000	Motorola, Inc., 6.625%, 11/15/2037	6,544,593
4,855,000	Nabors Industries, Inc., 6.150%, 2/15/2018	5,403,508
3,730,000	News America, Inc., 6.150%, 3/01/2037	4,016,281
5,525,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	5,552,625
4,309,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	4,335,931
540,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	537,300
5,995,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.407%, 1/15/2015, 144A(c)	6,084,887
3,745,000	NRG Energy, Inc., 8.250%, 9/01/2020, 144A	3,862,031
7,740,000	Owens & Minor, Inc., 6.350%, 4/15/2016(d)	7,900,597
2,170,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	3,032,210
6,890,000	ProLogis, 6.625%, 5/15/2018	6,790,936

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$5,770,000	Prudential Financial, Inc., 5.375%, 6/21/2020	$6,237,087
365,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	343,100
3,410,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,444,100
2,635,000	Qwest Corp., 6.875%, 9/15/2033	2,602,062
100,000	Qwest Corp., 7.200%, 11/10/2026	100,000
1,656,000	Qwest Corp., 7.250%, 9/15/2025	1,738,800
5,165,000	Qwest Corp., 7.250%, 10/15/2035	5,113,350
5,285,000	Qwest Corp., 7.500%, 6/15/2023	5,311,425
2,487,000	Qwest Corp., 7.625%, 6/15/2015	2,835,180
10,745,000	Rowan Cos., Inc., 7.875%, 8/01/2019	12,824,190
2,771,225	Sierra Receivables Funding Co., Series 2009-2A, 4.520%, 8/20/2026, 144A	2,780,075
6,062,169	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	6,145,122
6,610,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	6,477,694
6,635,000	Steel Dynamics, Inc., 7.375%, 11/01/2012	7,091,156
1,430,000	SUPERVALU, Inc., 7.500%, 11/15/2014	1,437,150
11,350,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	15,359,026
2,795,000	Time Warner, Inc., 6.950%, 1/15/2028	3,250,504
95,030,000	U.S. Treasury Note, 1.000%, 7/31/2011(b)	95,605,407
16,585,000	U.S. Treasury Note, 2.750%, 2/15/2019	17,205,644
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	323,076
148,000	WEA Finance LLC, 7.125%, 4/15/2018, 144A	174,050
235,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	278,430
4,750,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	6,975,891
9,465,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	9,821,866

		580,015,606

Principal Amount (‡)	Description	Value (†)

	Uruguay – 0.9%
186,420,563	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	$9,311,052
213,399,444	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	12,021,063

		21,332,115

	Total Non-Convertible Bonds
	(Identified Cost $2,025,958,409)	2,191,216,279

Convertible Bonds – 0.3%

	United States – 0.3%
2,784,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	2,738,760
1,500,000	ERP Operating LP, 3.850%, 8/15/2026	1,544,400
3,820,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(e)	3,533,500

	Total Convertible Bonds
	(Identified Cost $6,727,384)	7,816,660

	Total Bonds And Notes
	(Identified Cost $2,032,685,793)	2,199,032,939

Short-Term Investments – 1.2%
26,571,435	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $26,571,435 on 10/01/2010 collateralized by $26,510,000 Federal Home Loan Bank, 4.375% due 10/22/2010 valued at $27,106,475 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $26,571,435)	26,571,435

	Total Investments – 96.3%
	(Identified Cost$2,059,257,228)(a)	2,225,604,374
	Other Assets Less Liabilities—3.7%	86,298,957

	Net AssetS – 100.0%	$2,311,903,331

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Bond Fund – continued

(a)	Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $2,066,985,649 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$166,843,480
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,224,755)

	Net unrealized appreciation	$158,618,725

(b)	All or a portion of this security is held as collateral for open futures contracts and forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(d)	Illiquid security. At September 30, 2010, the value of this security amounted to $7,900,597 or 0.3% of net assets.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $360,298,326 or 15.6% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	11/16/2010	Chinese Renminbi	138,000,000	$20,630,323	$(304,143)
Sell[1]	11/16/2010	Chinese Renminbi	138,000,000	20,630,323	(160,101)
Sell[2]	12/15/2010	Danish Krone	230,000,000	42,059,699	(2,733,377)
Sell[3]	10/28/2010	Mexican Peso	350,000,000	27,723,895	84,339
Buy[4]	10/22/2010	Malaysian Ringgit	69,000,000	22,324,713	203,657
Buy[2]	10/13/2010	Singapore Dollar	29,000,000	22,050,581	1,130,079
Buy[5]	12/13/2010	South Korean Won	21,500,000,000	18,800,081	643,598
Buy[2]	12/13/2010	South Korean Won	43,930,000,000	38,413,376	1,294,660
Buy[3]	12/13/2010	South Korean Won	23,100,000,000	20,199,157	697,258

Total					$855,970

[1]Counterparty	is Morgan Stanley & Co., Inc.
[2]Counterparty	is Barclays Bank PLC.
[3]Counterparty	is Credit Suisse.
[4]Counterparty	is JPMorgan Chase Bank.
[5]Counterparty	is UBS.

At September 30, 2010, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized (Depreciation)
30 Year U.S. Treasury Bond	12/21/2010	450	$60,173,438	$ (521,136)

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	43.8%
Banking	6.3
Sovereigns	4.9
Supranational	3.6
Wirelines	3.1
Local Authorities	2.6
ABS Car Loan	2.3
Government Owned—No Guarantee	2.2
Government Guaranteed	2.0
Other Investments, less than 2% each	24.3
Short-Term Investments	1.2

Total Investments	96.3
Other assets less liabilities (including open forward foreign currency and futures contracts)	3.7

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	37.3%
Euro	22.6
Japanese Yen	12.1
British Pound	5.8
Canadian Dollar	4.2
Swedish Krona	2.9
Other, less than 2% each	11.4

Total Investments	96.3
Other assets less liabilities (including open forward foreign currency and futures contracts)	3.7

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Inflation Protected Securities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 99.3% of Net Assets

	Banking – 1.2%
$10,000	Goldman Sachs Group, Inc. (The), 6.125%, 2/15/2033	$10,879
145,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	150,717

		161,596

	Building Materials – 0.1%
10,000	Masco Corp., 7.125%, 3/15/2020	10,244

	Chemicals – 0.2%
25,000	CF Industries, Inc., 6.875%, 5/01/2018	26,906

	Construction Machinery – 1.2%
165,000	Joy Global, Inc., 6.625%, 11/15/2036	163,669

	Food & Beverage – 0.9%
40,000	Bottling Group LLC, 5.125%, 1/15/2019	45,903
75,000	Dean Foods Co., 6.900%, 10/15/2017	70,688

		116,591

	Independent Energy – 0.3%
35,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	36,313

	Life Insurance – 0.4%
60,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	60,310

	Lodging – 0.3%
50,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	47,000

	Media Non-Cable – 0.2%
30,000	CBS Corp., 5.500%, 5/15/2033	29,204

	Metals & Mining – 1.0%
85,000	Alcoa, Inc., 5.950%, 2/01/2037	78,234
55,000	United States Steel Corp., 6.650%, 6/01/2037	48,812

		127,046

	Paper – 0.6%
70,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	77,525

	Pharmaceuticals – 0.1%
10,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	10,200

	Pipelines – 0.3%
3,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	3,332
30,000	Southern Natural Gas Co., 7.350%, 2/15/2031	33,627

		36,959

Principal Amount (‡)	Description	Value (†)

	Sovereigns – 1.0%
15,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	$131,185

	Technology – 0.9%
105,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	120,949

	Textile – 0.1%
10,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	8,150

	Tobacco – 1.4%
130,000	Altria Group, Inc., 9.950%, 11/10/2038	187,323

	Treasuries – 85.0%
525,523	U.S. Treasury Inflation Indexed Bond, 1.625%, 1/15/2018	570,152
697,229	U.S. Treasury Inflation Indexed Bond, 1.750%, 1/15/2028	739,008
115,333	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026	126,821
216,860	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040	242,324
289,143	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025	332,491
275,668	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	318,202
296,865	U.S. Treasury Inflation Indexed Bond, 2.500%, 7/15/2016	336,200
884,318	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	1,194,245
302,445	U.S. Treasury Inflation Indexed Note, 1.375%, 1/15/2020	321,419
1,027,566	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	1,098,131
635,045	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013	674,933
745,345	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015	810,272
300,867	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014	322,680
850,079	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014	919,413
917,172	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016	1,005,164
475,662	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017	536,160
752,094	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017	867,141
848,757	U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012	901,274

		11,316,030

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – 0.8%
$20,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	$20,100
5,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	5,031
10,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	9,950
85,000	Sprint Capital Corp., 6.875%, 11/15/2028	77,775

		112,856

	Wirelines – 3.3%
3,000	AT&T Corp., 8.000%, 11/15/2031	4,013
91,000	AT&T, Inc., 5.350%, 9/01/2040, 144A	91,429
30,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	31,412
5,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,237
15,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	16,982
35,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	35,528
70,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	79,126
165,000	Embarq Corp., 7.995%, 6/01/2036	175,433

		439,160

	Total Bonds and Notes
	(Identified Cost $12,380,163)	13,219,216

	Total Investments – 99.3%
	(Identified Cost $12,380,163)(a)	13,219,216
	Other Assets Less Liabilities—0.7%	96,593

	Net Assets – 100.0%	$13,315,809

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $12,497,046 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$773,211
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(51,041)

	Net unrealized appreciation	$722,170

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $167,176 or 1.3% of net assets.
MTN	Medium Term Note

CAD	Canadian Dollar
MXN	Mexican Peso

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	85.0%
Wirelines	3.3
Other Investments, less than 2% each	11.0

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 89.3% of Net Assets

Non-Convertible Bonds – 69.4%

	ABS Home Equity – 0.0%
$50,000	New Century Home Equity Loan Trust, Series 2005-2, Class M3, 0.746%, 6/25/2035(b)	$28,484

	Aerospace & Defense – 0.6%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	131,557
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,066,250

		2,197,807

	Airlines – 1.3%
985,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	971,693
6,244	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	6,244
160,316	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	156,308
339,065	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	363,648
291,948	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	294,868
407,108	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	409,143
461,897	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	469,981
1,970,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	2,137,450

		4,809,335

	Automotive – 2.9%
500,000	Cummins, Inc., 6.750%, 2/15/2027	544,715
150,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	25,413
150,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	211,133
15,000	Ford Motor Co., 6.375%, 2/01/2029	13,875
20,000	Ford Motor Co., 6.500%, 8/01/2018	20,350
95,000	Ford Motor Co., 6.625%, 2/15/2028	90,013
1,945,000	Ford Motor Co., 6.625%, 10/01/2028	1,842,888
230,000	Ford Motor Co., 7.125%, 11/15/2025	224,825
1,905,000	Ford Motor Co., 7.450%, 7/16/2031	1,985,962
40,000	Ford Motor Co., 7.500%, 8/01/2026	40,000
1,630,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	1,782,441

Principal Amount (‡)	Description	Value (†)

	Automotive – continued
$940,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	$1,062,549
1,188,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	1,332,786
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	1,922,800

		11,099,750

	Banking – 1.3%
10,477,600,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	1,127,002
5,376,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	586,873
18,504,768,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	2,020,078
9,533,078,500	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	1,063,005

		4,796,958

	Building Materials – 1.7%
440,000	Masco Corp., 5.850%, 3/15/2017	430,483
750,000	Masco Corp., 6.125%, 10/03/2016	762,465
670,000	Masco Corp., 6.500%, 8/15/2032	575,013
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,233,656
3,250,000	USG Corp., 6.300%, 11/15/2016	2,819,375
620,000	USG Corp., 9.500%, 1/15/2018	608,375

		6,429,367

	Chemicals – 3.0%
1,824,000	Borden, Inc., 7.875%, 2/15/2023	1,386,240
2,641,000	Borden, Inc., 9.200%, 3/15/2021	2,192,030
2,558,000	Hercules, Inc., 6.500%, 6/30/2029	2,091,165
475,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	465,500
2,920,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	3,036,800
2,770,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)	2,389,125

		11,560,860

	Collateralized Mortgage Obligations – 0.2%
829,728	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	738,617

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$202,745	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 3.003%, 7/25/2047(b)	$123,516

		862,133

	Commercial Mortgage-Backed Securities – 0.4%
571,467	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.791%, 4/25/2037(b)	405,785
555,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	556,253
94,488	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 3.097%, 4/25/2035(b)	83,082
415,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(b)	428,804
205,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	213,285

		1,687,209

	Construction Machinery – 2.1%
295,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	305,694
1,200,000	Terex Corp., 8.000%, 11/15/2017	1,201,500
4,215,000	United Rentals North America, Inc., 7.000%, 2/15/2014	4,215,000
1,085,000	United Rentals North America, Inc., 7.750%, 11/15/2013	1,098,562
965,000	United Rentals North America, Inc., 10.875%, 6/15/2016	1,089,244

		7,910,000

	Consumer Cyclical Services – 0.0%
135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	116,100
90,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	68,400

		184,500

	Consumer Products – 0.3%
945,000	Acco Brands Corp., 7.625%, 8/15/2015	907,200
400,000	Visant Corp., 10.000%, 10/01/2017, 144A	418,000

		1,325,200

	Electric – 2.5%
645,000	AES Corp. (The), 7.750%, 10/15/2015	690,150
319,770	AES Ironwood LLC, 8.857%, 11/30/2025	328,564

Principal Amount (‡)	Description	Value (†)

	Electric – continued
$100,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	$68,250
490,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	295,225
1,250,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	856,250
250,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	195,000
315,854	Midwest Generation LLC, Series B, 8.560%, 1/02/2016	312,301
1,685,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	808,800
575,000	NRG Energy, Inc., 7.375%, 2/01/2016	591,531
180,000	NRG Energy, Inc., 8.500%, 6/15/2019	189,675
714,375	Quezon Power Philippines Co., 8.860%, 6/15/2017	739,378
1,025,000	RRI Energy, Inc., 7.875%, 6/15/2017	955,812
2,090,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	1,368,950
920,000	TXU Corp., Series P, 5.550%, 11/15/2014	492,200
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	579,488
420,000	TXU Corp., Series R, 6.550%, 11/15/2034	159,600
1,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	907,700

		9,538,874

	Food & Beverage – 0.2%
475,000	ARAMARK Corp., 5.000%, 6/01/2012	476,188
255,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	258,506

		734,694

	Government Owned – No Guarantee – 0.1%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	374,115

	Healthcare – 4.9%
1,135,000	Gentiva Health Services, Inc., 11.500%, 9/01/2018, 144A	1,211,612
410,000	HCA, Inc., 5.750%, 3/15/2014	404,363
30,000	HCA, Inc., 6.250%, 2/15/2013	30,525
560,000	HCA, Inc., 6.375%, 1/15/2015	558,600
550,000	HCA, Inc., 6.500%, 2/15/2016	550,000
20,000	HCA, Inc., 6.750%, 7/15/2013	20,400
1,020,000	HCA, Inc., 7.050%, 12/01/2027	897,600
965,000	HCA, Inc., 7.190%, 11/15/2015	945,700
865,000	HCA, Inc., 7.500%, 12/15/2023	813,100

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$4,240,000	HCA, Inc., 7.500%, 11/06/2033	$3,890,200
1,370,000	HCA, Inc., 7.690%, 6/15/2025	1,280,950
375,000	HCA, Inc., 8.360%, 4/15/2024	367,500
560,000	HCA, Inc., MTN, 7.580%, 9/15/2025	520,800
1,520,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,398,400
6,694,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	5,422,140
300,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	322,125

		18,634,015

	Home Construction – 0.9%
185,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	138,750
1,068,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	694,200
425,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	306,000
272,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	204,000
755,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	498,300
10,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	8,837
1,260,000	KB Home, 7.250%, 6/15/2018	1,181,250
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	300,000

		3,331,337

	Independent Energy – 1.6%
250,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	345,925
1,110,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	1,151,625
1,415,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,499,900
704,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	714,560
910,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	973,985
920,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	948,601
415,000	Swift Energy Co., 7.125%, 6/01/2017	410,850

		6,045,446

	Life Insurance – 0.6%
1,810,000	MetLife, Inc., 10.750%, 8/01/2069	2,348,475

	Local Authorities – 4.3%
12,200,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	12,719,588

Principal Amount (‡)	Description	Value (†)

	Local Authorities – continued
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	$3,829,664

		16,549,252

	Media Non-Cable – 0.1%
440,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	415,800

	Metals & Mining – 2.5%
1,245,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	1,109,606
4,740,000	United States Steel Corp., 6.050%, 6/01/2017	4,698,525
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,792,750
2,035,000	United States Steel Corp., 7.000%, 2/01/2018	2,075,700

		9,676,581

	Non-Captive Consumer – 2.9%
900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	717,750
1,100,000	American General Finance Corp., MTN, 5.850%, 6/01/2013	1,014,750
300,000	American General Finance Corp., MTN, 5.900%, 9/15/2012	286,500
800,000	American General Finance Corp., MTN, 6.900%, 12/15/2017	668,000
500,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	473,125
700,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	661,500
4,350,000	Residential Capital LLC, 9.625%, 5/15/2015	4,382,625
750,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	718,998
115,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	91,714
2,020,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,040,329

		11,055,291

	Non-Captive Diversified – 5.7%
23,000	Ally Financial, Inc., 6.625%, 12/17/2010	23,144
149,000	Ally Financial, Inc., 6.750%, 12/01/2014	155,239
94,000	Ally Financial, Inc., 6.875%, 8/28/2012	98,113
314,000	Ally Financial, Inc., 7.500%, 12/31/2013	333,625
585,000	Ally Financial, Inc., 8.000%, 12/31/2018	601,087
208,000	Ally Financial, Inc., 8.000%, 11/01/2031	223,080
2,955,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	3,220,950

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$596,573	CIT Group, Inc., 7.000%, 5/01/2013	$599,556
894,866	CIT Group, Inc., 7.000%, 5/01/2014	892,629
894,866	CIT Group, Inc., 7.000%, 5/01/2015	888,155
2,021,450	CIT Group, Inc., 7.000%, 5/01/2016	1,991,128
5,013,031	CIT Group, Inc., 7.000%, 5/01/2017	4,906,504
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,297,319
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	190,909
375,000	International Lease Finance Corp., 4.750%, 1/13/2012	375,000
455,000	International Lease Finance Corp., 5.000%, 9/15/2012	452,725
1,245,000	International Lease Finance Corp., 5.125%, 11/01/2010	1,245,000
320,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	315,600
820,000	International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	822,050
65,000	iStar Financial, Inc., 5.500%, 6/15/2012	54,600
100,000	iStar Financial, Inc., 5.650%, 9/15/2011	90,500
20,000	iStar Financial, Inc., 5.875%, 3/15/2016	15,125
20,000	iStar Financial, Inc., 6.050%, 4/15/2015	15,200
1,770,000	iStar Financial, Inc., 8.625%, 6/01/2013	1,442,550
70,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	54,338
565,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	447,762

		21,751,888

	Oil Field Services – 0.1%
210,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	213,150

	Packaging – 0.4%
1,555,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	1,667,738

	Paper – 2.6%
1,240,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,274,100
3,620,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	3,801,000
1,270,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,425,575
2,930,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	3,340,200

		9,840,875

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals – 0.6%
$1,890,000	Valeant Pharmaceuticals International, 8.375%, 6/15/2016	$2,192,400

	Pipelines – 1.9%
1,430,000	El Paso Corp., 6.950%, 6/01/2028	1,348,462
1,055,000	El Paso Corp., 7.420%, 2/15/2037	1,006,001
2,210,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	2,294,773
550,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	570,828
1,105,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	1,151,277
1,000,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	977,500

		7,348,841

	Property & Casualty Insurance – 0.1%
940,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	423,000

	Railroads – 0.1%
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	227,933
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	29,700

		257,633

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	483,412

	Retailers – 3.5%
430,000	Dillard’s, Inc., 6.625%, 1/15/2018	414,950
450,000	Dillard’s, Inc., 7.000%, 12/01/2028	393,750
750,000	Dillard’s, Inc., 7.130%, 8/01/2018	733,125
1,570,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,436,550
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,582,457
3,494,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	3,459,060
295,000	Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028	306,800
5,185,000	Toys R Us, Inc., 7.375%, 10/15/2018	4,951,675
197,000	Toys R Us, Inc., 7.875%, 4/15/2013	205,373

		13,483,740

	Sovereigns – 4.8%
1,881,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	248,121

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – continued
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	$3,145,598
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	878,294
4,897,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	479,457
3,175,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	3,804,593
175,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	209,594
850,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,000,360
208,681(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	1,776,371
95,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	857,376
180,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	1,540,427
700,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	774,967
175,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	212,834
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,751,658
49,000,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	261,943
51,465,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	262,259
34,275,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	172,896

		18,376,748

	Supermarkets – 0.9%
110,000	American Stores Co., 8.000%, 6/01/2026	92,537
1,865,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	1,436,050
1,525,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,235,250
480,000	New Albertson’s, Inc., 8.000%, 5/01/2031	391,200
180,000	New Albertson’s, Inc., 8.700%, 5/01/2030	158,400
240,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	175,500

		3,488,937

Principal Amount (‡)	Description	Value (†)

	Supranational – 0.2%
1,639,380,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	$158,189
8,600,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	791,296

		949,485

	Technology – 3.1%
90,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	92,925
6,580,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	4,786,950
3,055,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	2,207,238
801,000	Corning, Inc., 6.850%, 3/01/2029	921,072
960,000	Eastman Kodak Co., 7.250%, 11/15/2013	921,600
60,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	59,925
210,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	191,100
190,000	Motorola, Inc., 6.500%, 9/01/2025	206,775
700,000	Motorola, Inc., 6.500%, 11/15/2028	743,236
70,000	Motorola, Inc., 6.625%, 11/15/2037	74,856
2,275,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	1,478,750
1,000,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	275,000

		11,959,427

	Textile – 0.2%
890,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	725,350

	Transportation Services – 1.3%
2,685,000	APL Ltd., 8.000%, 1/15/2024(c)	1,839,225
305,423	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 1/02/2015	262,664
1,636,794	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2014	1,554,954
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	235,799
399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 1/02/2011(e)	325,626
40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(e)	33,889
740,000	Teekay Corp., 8.500%, 1/15/2020	805,675

		5,057,832

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – 1.0%
3,935,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	$3,869,716
197,569	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	131,389

		4,001,105

	Wireless – 1.8%
805,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	800,975
225,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	226,406
1,995,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	2,004,975
1,525,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,395,376
1,155,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,160,775
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	225,750
1,170,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	1,243,125

		7,057,382

	Wirelines – 6.6%
410,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	378,225
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	292,600
760,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	741,000
5,334,157	FairPoint Communications, Inc., 13.125%, 4/02/2018(d)	393,394
3,180,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,211,800
2,330,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,484,363
50,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	5
590,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	525,100
1,675,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	1,574,500
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,439,000
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	752,000
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,398,850
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,385,320
210,000	Qwest Corp., 6.500%, 6/01/2017	229,425
1,936,000	Qwest Corp., 6.875%, 9/15/2033	1,911,800
1,500,000	Qwest Corp., 7.200%, 11/10/2026	1,500,000
645,000	Qwest Corp., 7.250%, 9/15/2025	677,250

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
$1,407,000	Qwest Corp., 7.250%, 10/15/2035	$1,392,930
985,000	Qwest Corp., 7.500%, 6/15/2023	989,924

		25,277,486

	Total Non-Convertible Bonds
	(Identified Cost $234,038,365)	266,151,912

Convertible Bonds – 19.8%

	Airlines – 0.3%
840,000	AMR Corp., 6.250%, 10/15/2014	816,900
175,000	UAL Corp., 4.500%, 6/30/2021	175,700

		992,600

	Automotive – 1.4%
3,530,000	Ford Motor Co., 4.250%, 11/15/2016	5,268,525

	Construction Machinery – 0.0%
40,000	United Rentals North America, Inc., 1.875%, 10/15/2023	39,800

	Diversified Manufacturing – 1.2%
3,420,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	3,351,600
1,365,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,235,325

		4,586,925

	Electric – 0.1%
250,000	CMS Energy Corp., 5.500%, 6/15/2029	335,313

	Healthcare – 2.7%
3,325,000	Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,512,031
2,470,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	2,284,750
345,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	336,806
860,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	855,700
3,833,000	Omnicare, Inc., 3.250%, 12/15/2035	3,296,380

		10,285,667

	Independent Energy – 1.1%
4,135,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	3,178,781
1,000,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	870,000
280,000	Penn Virginia Corp., 4.500%, 11/15/2012	273,000

		4,321,781

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Lodging – 0.6%
$2,514,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	$2,451,150

	Media Non-Cable – 0.0%
61,229	Liberty Media LLC, 3.500%, 1/15/2031	32,604

	Metals & Mining – 1.3%
1,250,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,414,063
2,280,000	United States Steel Corp., 4.000%, 5/15/2014	3,516,900

		4,930,963

	Pharmaceuticals – 4.5%
2,215,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	4,427,231
3,325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	6,097,219
2,715,000	Kendle International, Inc., 3.375%, 7/15/2012	2,507,981
2,091,000	Nektar Therapeutics, 3.250%, 9/28/2012	2,127,593
1,165,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	2,226,606

		17,386,630

	Technology – 4.9%
1,594,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	1,568,098
1,835,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,662,969
540,000	Ciena Corp., 0.250%, 5/01/2013	481,950
2,920,000	Ciena Corp., 0.875%, 6/15/2017	2,127,950
175,000	Ciena Corp., 4.000%, 3/15/2015	187,906
5,750,000	Intel Corp., 3.250%, 8/01/2039	6,713,125
3,020,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	2,827,475
240,000	Micron Technology, Inc., 1.875%, 6/01/2014	213,300
795,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	612,150
1,050,000	Teradyne, Inc., 4.500%, 3/15/2014	2,271,937

		18,666,860

	Textile – 0.0%
13,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	12,220

	Wireless – 0.3%
1,280,000	NII Holdings, Inc., 3.125%, 6/15/2012	1,241,600

	Wirelines – 1.4%
1,955,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	1,849,919

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
$590,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	$590,000
2,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	1,969,662
1,190,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	1,060,588

		5,470,169

	Total Convertible Bonds
	(Identified Cost $57,975,039)	76,022,807

Municipals – 0.1%

	District of Columbia – 0.1%
540,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047 (Identified Cost $540,000)	571,833

	Total Bonds and Notes
	(Identified Cost $292,553,404)	342,746,552

Bank Loans – 0.2%

	Chemicals – 0.1%
29,569	Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	28,228
153,949	Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.313%, 5/05/2015(g)	146,972

		175,200

	Media Non-Cable – 0.0%
25,600	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	16,224

	Printing & Publishing – 0.0%
188,048	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	146,584

	Wirelines – 0.1%
80,000	FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	51,750
160,000	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	103,163
160,923	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(g)(i)	122,704
70,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(g)	63,775

		341,392

	Total Bank Loans
	(Identified Cost $758,363)	679,400

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Common Stocks – 4.6%

	Biotechnology – 1.5%
165,617	Vertex Pharmaceuticals, Inc.(e)	$5,725,380

	Containers & Packaging – 0.9%
40,621	Owens-Illinois, Inc.(e)	1,139,825
135,388	Smurfit-Stone Container Corp.(e)	2,487,078

		3,626,903

	Electronic Equipment, Instruments & Components – 0.3%
69,766	Corning, Inc.	1,275,322

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	68,014

	Household Durables – 0.0%
6,775	KB Home	76,761

	Media – 0.0%
849	Dex One Corp.(e)	10,425
961	SuperMedia, Inc.(e)	10,158

		20,583

	Oil, Gas & Consumable Fuels – 0.1%
2,846	Chesapeake Energy Corp.	64,462
5,965	Repsol YPF SA, Sponsored ADR	153,871

		218,333

	Pharmaceuticals – 0.6%
64,900	Bristol-Myers Squibb Co.	1,759,439
24,929	Valeant Pharmaceuticals International, Inc.	624,472

		2,383,911

	REITs – Apartments – 0.2%
6,185	Apartment Investment & Management Co.	132,235
32,565	Associated Estates Realty Corp.	455,259

		587,494

	REITs – Shopping Centers – 0.0%
7,868	Developers Diversified Realty Corp.	88,279

	Semiconductors & Semiconductor Equipment – 1.0%
190,970	Intel Corp.	3,672,353

	Total Common Stocks
	(Identified Cost $13,916,098)	17,743,333

Preferred Stocks – 2.3%

Non-Convertible Preferred Stocks – 0.6%

	Banking – 0.1%
448	Ally Financial, Inc., Series G, 7.000%, 144A	403,270

	Diversified Financial Services – 0.3%
18,000	Bank of America Corp., 6.375%	417,240
23,925	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	598,125

		1,015,365

Shares	Description	Value (†)

	Household Durables – 0.1%
49,194	Hovnanian Enterprises, Inc., 7.625%(e)	$334,519

	REITs – Industrials – 0.0%
3,363	ProLogis, Series C, 8.540%	168,150

	Thrifts & Mortgage Finance – 0.1%
7,075	Countrywide Capital IV, 6.750%	170,437

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,805,355)	2,091,741

Convertible Preferred Stocks – 1.7%

	Automotive – 0.8%
66,808	Ford Motor Co. Capital Trust II, 6.500%	3,200,771

	Capital Markets – 0.0%
4,000	Newell Financial Trust I, 5.250%	158,250

	Commercial Banks – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	138,828

	Diversified Financial Services – 0.1%
14,200	Sovereign Capital Trust IV, 4.375%	525,400

	Electric Utilities – 0.3%
17,119	AES Trust III, 6.750%	835,621
4,150	CMS Energy Trust I, 7.750%(c)(j)	145,250

		980,871

	Machinery – 0.1%
14,328	United Rentals Trust I, 6.500%	479,988

	Oil, Gas & Consumable Fuels – 0.1%
6,700	El Paso Energy Capital Trust I, 4.750%	256,275

	REITs – Hotels – 0.0%
1,100	FelCor Lodging Trust, Inc., Series A, 1.950%(e)	23,595

	Semiconductors & Semiconductor Equipment – 0.3%
1,150	Lucent Technologies Capital Trust I, 7.750%	931,500

	Total Convertible Preferred Stocks
	(Identified Cost $5,933,380)	6,695,478

	Total Preferred Stocks
	(Identified Cost $7,738,735)	8,787,219

Closed End Investment Companies – 0.1%
29,638	Dreyfus High Yield Strategies Fund	132,482
11,261	DWS High Income Trust	113,736
31,505	Highland Credit Strategies Fund	230,932

	Total Closed End Investment Companies
	(Identified Cost $690,645)	477,150

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 2.6%
$11,425	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $11,425 on 10/01/2010 collateralized by $15,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $16,427 including accrued interest (Note 2 of Notes to Financial Statements)	$11,425
9,857,286	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $9,857,286 on 10/01/2010 collateralized by $9,745,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $9,818,088; $235,000 Federal National Mortgage Association, 6.625% due 11/15/2010 valued at $242,685 including accrued interest (Note 2 of Notes to Financial Statements)	9,857,286

	Total Short-Term Investments
	(Identified Cost $9,868,711)	9,868,711

	Total Investments – 99.1%
	(Identified Cost $325,525,956)(a)	380,302,365
	Other Assets Less Liabilities—0.9%	3,390,293

	Net Assets – 100.0%	$383,692,658

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:

	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $326,666,879 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$64,581,045
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,945,559)

	Net unrealized appreciation	$53,635,486

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $9,377,983 or 2.4% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2010 the value of this security amounted to $145,250 or 0.0% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $38,413,810 or 10.0% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2010 (Unaudited)

Wirelines	8.1%
Technology	8.0
Healthcare	7.6
Pharmaceuticals	5.7
Non-Captive Diversified	5.7
Automotive	5.1
Sovereigns	4.8
Local Authorities	4.3
Metals & Mining	3.8
Retailers	3.5
Chemicals	3.1
Non-Captive Consumer	2.9
Independent Energy	2.7
Electric	2.6
Paper	2.6
Wireless	2.1
Construction Machinery	2.1
Other Investments, less than 2% each	21.8
Short-Term Investments	2.6

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Intermediate Duration Bond Fund*

Principal Amount	Description	Value (†)

Bonds and Notes – 96.6% of Net Assets

	ABS Car Loan – 0.8%
$120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	$127,758
160,000	Ford Credit Floorplan Master Owner Trust, Series 2010-5, Class A1, 1.500%, 9/15/2015	160,000

		287,758

	ABS Credit Card – 2.8%
260,000	BA Credit Card Trust, Series 2008-A5, Class A5, 1.457%, 12/16/2013(b)	262,077
60,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.477%, 3/15/2017(b)	59,391
315,000	Chase Issuance Trust, Series 2007-A16, Class A16, 0.592%, 6/16/2014(b)	315,545
150,000	Discover Card Master Trust I, Series 2007-3, Class A2, 0.307%, 10/16/2014(b)	149,335
140,000	MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.517%, 8/16/2021(b)	135,804
110,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	119,201

		1,041,353

	ABS Home Equity – 0.3%
95,243	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	88,864
50,300	GSAMP Trust, Series 2005-WMC3, Class A2B, 0.496%, 12/25/2035(b)	40,392

		129,256

	Aerospace & Defense – 0.9%
155,000	General Dynamics Corp., 5.250%, 2/01/2014	174,971
155,000	Goodrich Corp., 4.875%, 3/01/2020	173,003

		347,974

	Airlines – 0.4%
147,541	Delta Air Lines, Inc., Series A, 7.750%, 6/17/2021	163,771

	Automotive – 0.7%
235,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	252,126

	Banking – 8.4%
85,000	American Express Co., 5.500%, 9/12/2016	96,412
120,000	American Express Co., 6.150%, 8/28/2017	138,156
330,000	Bank of America Corp., 5.650%, 5/01/2018	349,637

Principal Amount	Description	Value (†)

	Banking – continued
$150,000	Barclays Bank PLC, 5.000%, 9/22/2016	$164,119
360,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	438,529
605,000	Citigroup, Inc., 6.010%, 1/15/2015	665,136
135,000	Credit Suisse NY, 6.000%, 2/15/2018	149,089
220,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	244,027
350,000	Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	375,879
155,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	166,497
150,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	157,811
160,000	Wells Fargo & Co., 3.625%, 4/15/2015	169,657

		3,114,949

	Building Materials – 0.1%
30,000	Masco Corp., 7.125%, 3/15/2020	30,733

	Chemicals – 0.6%
125,000	Cytec Industries, Inc., 6.000%, 10/01/2015	140,525
70,000	RPM International, Inc., 6.125%, 10/15/2019	76,088

		216,613

	Collateralized Mortgage Obligations – 0.7%
158,403	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.967%, 7/25/2021(b)	122,432
116,707	Federal Home Loan Mortgage Corp., 5.000%, 8/15/2024	118,064

		240,496

	Commercial Mortgage-Backed Securities – 9.8%
490,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	508,877
255,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	266,974
250,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.717%, 6/11/2040(b)	271,458
45,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	48,653
265,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	274,647
140,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.815%, 12/10/2049(b)	152,388

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Intermediate Duration Bond Fund* – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	$250,263
165,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.883%, 7/10/2038(b)	180,784
50,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	52,326
200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	209,638
85,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.742%, 2/12/2049(b)	93,176
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	218,487
320,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.416%, 2/12/2039(b)	354,410
210,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.908%, 6/12/2046(b)	233,505
205,000	Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.739%, 8/12/2041(b)	221,772
70,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	69,168
200,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.880%, 6/11/2049(b)	213,916

		3,620,442

	Construction Machinery – 0.5%
90,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	103,457
90,000	John Deere Capital Corp., MTN, 4.500%, 4/03/2013	97,269

		200,726

	Consumer Cyclical Services – 0.3%
100,000	Expedia, Inc., 5.950%, 8/15/2020, 144A	101,125

	Consumer Products – 0.5%
175,000	Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013	189,691

	Distributors – 0.1%
40,000	EQT Corp., 8.125%, 6/01/2019	49,592

Principal Amount	Description	Value (†)

	Diversified Manufacturing – 0.3%
$100,000	Tyco International Finance SA, 4.125%, 10/15/2014	$108,843

	Electric – 3.3%
5,000	Carolina Power & Light Co., 6.500%, 7/15/2012	5,473
125,000	Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	160,827
150,000	Duke Energy Corp., 5.625%, 11/30/2012	164,015
140,000	FPL Group Capital, Inc., 0.818%, 11/09/2012(b)	140,173
75,000	NiSource Finance Corp., 6.125%, 3/01/2022	84,916
145,000	NiSource Finance Corp., 7.875%, 11/15/2010	146,003
165,000	Southern California Edison Co., 5.750%, 3/15/2014	189,611
115,000	Southern Co., 0.918%, 10/21/2011(b)	115,395
205,000	Virginia Electric and Power Co., 5.100%, 11/30/2012	223,019

		1,229,432

	Entertainment – 0.9%
165,000	Time Warner, Inc., 5.875%, 11/15/2016	192,133
145,000	Walt Disney Co., 5.700%, 7/15/2011	151,291

		343,424

	Environmental – 0.1%
40,000	Waste Management, Inc., 6.375%, 3/11/2015	46,906

	Food & Beverage – 1.9%
200,000	Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	236,636
100,000	HJ Heinz Finance Co., 6.000%, 3/15/2012	106,661
175,000	Kellogg Co., 5.125%, 12/03/2012	190,138
145,000	Kraft Foods, Inc., 6.125%, 8/23/2018	171,351

		704,786

	Government Owned – No Guarantee – 0.9%
150,000	Federal National Mortgage Association, 5.375%, 6/12/2017	180,247
150,000	Petrobras International Finance Co., 5.750%, 1/20/2020	166,057

		346,304

	Health Insurance – 1.3%
180,000	UnitedHealth Group, Inc., 4.875%, 2/15/2013	193,458
145,000	WellPoint, Inc., 4.350%, 8/15/2020	150,293
100,000	WellPoint, Inc., 5.250%, 1/15/2016	112,151
35,000	WellPoint, Inc., 6.000%, 2/15/2014	39,636

		495,538

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Intermediate Duration Bond Fund* – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 1.7%
$20,000	Express Scripts, Inc., 6.250%, 6/15/2014	$22,962
250,000	Hospira, Inc., 5.550%, 3/30/2012	268,227
85,000	Life Technologies Corp., 4.400%, 3/01/2015	90,671
45,000	McKesson Corp., 6.500%, 2/15/2014	51,626
180,000	Medco Health Solutions, Inc., 2.750%, 9/15/2015	182,835

		616,321

	Hybrid ARMs – 0.5%
174,101	FHLMC, 2.771%, 1/01/2035(b)	181,648

	Independent Energy – 1.9%
135,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	148,764
125,000	Devon Energy Corp., 5.625%, 1/15/2014	140,414
80,000	Encana Corp., 6.500%, 5/15/2019	97,927
15,000	Talisman Energy, Inc., 5.850%, 2/01/2037	15,772
55,000	Talisman Energy, Inc., 6.250%, 2/01/2038	60,476
25,000	Talisman Energy, Inc., 7.750%, 6/01/2019	31,912
5,000	XTO Energy, Inc., 4.900%, 2/01/2014	5,608
170,000	XTO Energy, Inc., 5.750%, 12/15/2013	195,418

		696,291

	Integrated Energy – 2.0%
280,000	BP Capital Markets PLC, 3.125%, 10/01/2015	281,471
170,000	ConocoPhillips, 5.750%, 2/01/2019	203,919
35,000	Hess Corp., 7.000%, 2/15/2014	40,957
35,000	Marathon Oil Corp., 6.500%, 2/15/2014	40,191
160,000	Total Capital SA, 3.000%, 6/24/2015	167,854

		734,392

	Life Insurance – 0.7%
30,000	Lincoln National Corp., 4.300%, 6/15/2015	31,806
155,000	MetLife, Inc., 4.750%, 2/08/2021	164,440
70,000	Unum Group, 5.625%, 9/15/2020	71,918

		268,164

	Lodging – 0.0%
15,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	15,048

Principal Amount	Description	Value (†)

	Media Cable – 1.7%
$160,000	Comcast Corp., 4.950%, 6/15/2016	$178,368
215,000	Cox Communications, Inc., 5.450%, 12/15/2014	243,212
170,000	Time Warner Cable, Inc., 8.250%, 2/14/2014	202,887

		624,467

	Media Non-Cable – 1.4%
30,000	CBS Corp., 5.750%, 4/15/2020	33,321
105,000	CBS Corp., 8.875%, 5/15/2019	136,873
125,000	Reed Elsevier Capital, Inc., 7.750%, 1/15/2014	146,136
175,000	Thomson Reuters Corp., 5.950%, 7/15/2013	196,472

		512,802

	Metals & Mining – 0.9%
135,000	ArcelorMittal, 9.850%, 6/01/2019	173,516
175,000	United States Steel Corp., 6.050%, 6/01/2017	173,469

		346,985

	Mortgage Related – 3.9%
9,326	FHLMC, 4.500%, 12/01/2019	9,909
3,662	FHLMC, 5.500%, 3/01/2013	3,941
5,730	FHLMC, 6.000%, 11/01/2012	5,993
2,968	FHLMC, 6.500%, 1/01/2024	3,260
323	FHLMC, 8.000%, 7/01/2025	371
498,238	FNMA, 4.500%, 4/01/2024	524,463
801,395	FNMA, 5.500%, with various maturities from 2017 to 2020(c)	868,124
4,721	FNMA, 6.000%, 9/01/2021	5,119
1,568	FNMA, 7.500%, 6/01/2016	1,707
2,136	FNMA, 8.000%, 6/01/2015	2,319
7,742	GNMA, 6.500%, 12/15/2023	8,605
1,772	GNMA, 8.500%, 9/15/2022	2,083
4,988	GNMA, 9.500%, 1/15/2019	5,777

		1,441,671

	Non-Captive Diversified – 1.6%
530,000	General Electric Capital Corp., MTN, 5.500%, 1/08/2020	579,771

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Intermediate Duration Bond Fund* – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Oil Field Services – 0.2%
$60,000	Rowan Cos., Inc., 5.000%, 9/01/2017	$61,987

	Pharmaceuticals – 0.5%
155,000	Eli Lilly & Co., 4.200%, 3/06/2014	170,582
5,000	Schering-Plough Corp., 5.300%, 12/01/2013	5,633

		176,215

	Pipelines – 1.5%
170,000	Energy Transfer Partners LP, 6.000%, 7/01/2013	186,452
150,000	Kinder Morgan Energy Partners LP, MTN, 6.950%, 1/15/2038	170,764
175,000	Spectra Energy Capital LLC, 5.668%, 8/15/2014	195,437

		552,653

	Property & Casualty Insurance – 0.0%
15,000	Willis North America, Inc., 7.000%, 9/29/2019	16,489

	Railroads – 1.1%
175,000	Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	204,793
30,000	CSX Corp., 6.150%, 5/01/2037	34,126
160,000	Union Pacific Corp., 5.750%, 11/15/2017	184,512

		423,431

	Refining – 0.4%
125,000	Valero Energy Corp., 9.375%, 3/15/2019	159,632

	REITs – Apartments – 0.6%
36,000	Colonial Realty LP, 4.800%, 4/01/2011	35,756
165,000	ERP Operating LP, 6.625%, 3/15/2012	176,778

		212,534

	REITs – Shopping Centers – 0.3%
105,000	Federal Realty Investment Trust, 5.400%, 12/01/2013	114,223

	Retailers – 0.4%
130,000	Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	135,525

	Supermarkets – 0.5%
50,000	Kroger Co., 6.200%, 6/15/2012	54,295
35,000	Kroger Co., 6.400%, 8/15/2017	41,840
65,000	Kroger Co., 6.750%, 4/15/2012	70,449

		166,584

Principal Amount	Description	Value (†)

	Technology – 4.2%
$155,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$178,544
280,000	Cisco Systems, Inc., 2.900%, 11/17/2014	296,973
95,000	Corning, Inc., 4.250%, 8/15/2020	99,600
65,000	Equifax, Inc., 7.000%, 7/01/2037	73,713
230,000	IBM International Group Capital, 5.050%, 10/22/2012	250,110
175,000	National Semiconductor Corp., 6.600%, 6/15/2017	203,990
170,000	Oracle Corp., 4.950%, 4/15/2013	187,263
145,000	Xerox Corp., 4.250%, 2/15/2015	155,686
80,000	Xerox Corp., 6.400%, 3/15/2016	93,144

		1,539,023

	Tobacco – 1.0%
115,000	Altria Group, Inc., 9.700%, 11/10/2018	155,664
185,000	Philip Morris International, Inc., 6.875%, 3/17/2014	218,117

		373,781

	Treasuries – 29.6%
215,000	U.S. Treasury Bond, 4.375%, 5/15/2040	241,473
2,585,000	U.S. Treasury Note, 1.125%, 6/30/2011	2,601,963
1,225,000	U.S. Treasury Note, 1.125%, 12/15/2012	1,242,226
1,835,000	U.S. Treasury Note, 1.250%, 8/31/2015	1,834,427
850,000	U.S. Treasury Note, 2.750%, 2/15/2019	881,809
490,000	U.S. Treasury Note, 3.375%, 11/15/2019	527,860
1,000,000	U.S. Treasury Note, 3.625%, 2/15/2020	1,096,797
680,000	U.S. Treasury Note, 4.250%, 8/15/2014	766,753
640,000	U.S. Treasury Note, 4.500%, 2/15/2016	742,600
980,000	U.S. Treasury Note, 4.875%, 7/31/2011	1,017,439

		10,953,347

	Wireless – 1.4%
150,000	America Movil SAB de CV, 3.625%, 3/30/2015	156,231
5,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	4,975
170,000	Sprint Nextel Corp., 6.000%, 12/01/2016	167,875
175,000	Vodafone Group PLC, 5.350%, 2/27/2012	185,353

		514,434

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Intermediate Duration Bond Fund* – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wirelines – 3.0%
$295,000	AT&T, Inc., 5.800%, 2/15/2019	$351,652
155,000	Embarq Corp., 7.995%, 6/01/2036	164,800
260,000	Qwest Corp., 6.875%, 9/15/2033	256,750
185,000	Telecom Italia Capital SA, 4.950%, 9/30/2014	196,975
125,000	Telefonica Emisiones SAU, 4.949%, 1/15/2015	136,773

		1,106,950

	Total Bonds and Notes
	(Identified Cost $33,259,236)	35,786,206

Short-Term Investments – 6.1%
2,264,300	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $2,264,300 on 10/01/2010 collateralized by $2,295,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $2,312,213 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,264,300)	2,264,300

	Total Investments – 102.7%
	(Identified Cost $35,523,536)(a)	38,050,506
	Other Assets Less Liabilities—(2.7)%	(1,009,282)

	Net Assets – 100.0%	$37,041,224

*	Formerly Loomis Sayles Intermediate Duration Fixed Income Fund.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:

	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $35,623,252 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,517,972
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(90,718)

	Net unrealized appreciation	$2,427,254

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $228,883 or 0.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	29.6%
Commercial Mortgage-Backed Securities	9.8
Banking	8.4
Technology	4.2
Mortgage Related	3.9
Electric	3.3
Wirelines	3.0
ABS Credit Card	2.8
Integrated Energy	2.0
Other Investments, less than 2% each	29.6
Short-Term Investments	6.1

Total Investments	102.7
Other assets less liabilities	(2.7)

Net Assets	100.0%

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 98.0% of Net Assets
Non-Convertible Bonds – 95.3%

	ABS Credit Card – 0.2%
$1,000,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	$1,049,874

	ABS Other – 2.0%
2,500,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	2,405,722
1,746,371	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	1,770,268
4,108,279	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	4,302,384
971,479	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	1,043,955

		9,522,329

	Aerospace & Defense – 0.0%
165,000	Boeing Capital Corp., 6.500%, 2/15/2012	177,788

	Airlines – 4.6%
660,787	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	779,729
339,065	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	363,647
1,075,608	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	1,110,565
4,797,892	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	5,469,597
2,225,000	Delta Air Lines, Inc., 6.200%, 7/02/2018	2,314,000
1,990,756	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	2,000,710
5,272,149	Delta Air Lines, Inc., Series A, 7.750%, 6/17/2021	5,852,085
3,455,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	3,800,569

		21,690,902

	Automotive – 0.9%
1,930,000	Cummins, Inc., 5.650%, 3/01/2098	1,606,772
2,665,000	Ford Motor Co., 6.375%, 2/01/2029	2,465,125
300,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	339,111

		4,411,008

Principal Amount (‡)	Description	Value (†)

	Banking – 7.3%
$2,670,000	Associates Corp. of North America, 6.950%, 11/01/2018	$2,947,552
1,045,000	BAC Capital Trust VI, 5.625%, 3/08/2035	982,325
230,000	Bank of America Corp., 5.420%, 3/15/2017	235,543
2,770,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,442,174
7,484,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	805,002
85,000	Citigroup, Inc., 5.850%, 12/11/2034	85,651
185,000	Citigroup, Inc., 5.875%, 2/22/2033	177,116
2,515,000	Citigroup, Inc., 6.125%, 8/25/2036	2,449,570
2,420,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,515,409
870,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	916,990
5,376,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	586,872
60,000	JPMorgan Chase & Co., 4.750%, 5/01/2013	65,073
8,972,574,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	979,493
9,533,078,500	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	1,063,005
2,870,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,806,056
235,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	250,268
1,700,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,746,039
3,700,000	Morgan Stanley, 5.500%, 7/24/2020	3,811,807
260,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	274,198
1,100,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	1,165,613
1,400,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	1,457,611
695,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	746,552
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	425,925
300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	335,374
4,500,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	4,968,185
135,000	Washington Mutual Finance Corp., 6.875%, 5/15/2011	139,668

		34,379,071

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – 0.8%
$755,000	Jefferies Group, Inc., 6.250%, 1/15/2036	$693,217
2,835,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,291,744

		3,984,961

	Building Materials – 1.6%
1,175,000	Masco Corp., 4.800%, 6/15/2015	1,155,501
730,000	Masco Corp., 5.850%, 3/15/2017	714,211
1,695,000	Masco Corp., 6.125%, 10/03/2016	1,723,171
200,000	Masco Corp., 6.500%, 8/15/2032	171,645
375,000	Masco Corp., 7.750%, 8/01/2029	367,020
1,235,000	Owens Corning, Inc., 6.500%, 12/01/2016	1,336,114
2,255,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,270,934

		7,738,596

	Chemicals – 1.4%
4,450,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	5,631,987
980,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	969,491

		6,601,478

	Collateralized Mortgage Obligations – 0.3%
675,000	Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035	761,656
333,166	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.595%, 7/25/2035(b)	304,085
205,128	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.862%, 10/25/2035(b)	184,960

		1,250,701

	Commercial Mortgage-Backed Securities – 6.0%
160,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.190%, 9/10/2047(b)	176,150
600,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	655,985
360,000	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	397,345
600,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	617,380

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities – continued
$407,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.717%, 6/11/2040(b)	$441,933
93,491	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	94,188
980,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,015,676
480,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.767%, 6/10/2046(b)	531,852
3,525,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.721%, 6/15/2039(b)	3,513,322
2,030,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	2,017,768
685,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	686,546
3,125,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,452,281
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,569,791
805,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	865,593
350,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	372,788
1,180,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,288,421
1,100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.872%, 4/15/2045(b)	1,219,456
4,055,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(b)	4,189,880
1,405,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,461,785
480,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	519,359
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.881%, 6/15/2038(b)	418,687

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	$424,334
235,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.908%, 6/12/2046(b)	261,304
350,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	379,821
425,000	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	462,358
300,000	Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	321,371
800,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	912,931
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	215,384

		28,483,689

	Consumer Products – 0.3%
605,000	Hasbro, Inc., 6.600%, 7/15/2028	639,506
780,000	Snap-on, Inc., 6.700%, 3/01/2019	940,176

		1,579,682

	Distributors – 1.3%
3,000,000	EQT Corp., 8.125%, 6/01/2019	3,719,406
2,150,000	Equitable Resources, Inc., 6.500%, 4/01/2018	2,432,914

		6,152,320

	Diversified Manufacturing – 0.4%
700,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	947,253
540,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	855,744

		1,802,997

	Electric – 3.4%
3,385,000	Ameren Illinois Co., 6.250%, 4/01/2018	3,869,671
2,800,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	2,813,373
500,000	Baltimore Gas & Electric Co., 5.200%, 6/15/2033	504,087
1,520,715	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	1,694,778
1,185,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	1,315,772

Principal Amount (‡)	Description	Value (†)

	Electric – continued
$555,000	Commonwealth Edison Co., 4.700%, 4/15/2015	$620,654
21,000	Commonwealth Edison Co., 4.750%, 12/01/2011(c)	21,057
1,000,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	1,149,231
2,000,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,264,434
195,000	NiSource Finance Corp., 6.150%, 3/01/2013	214,240
1,255,000	NiSource Finance Corp., 6.400%, 3/15/2018	1,455,482

		15,922,779

	Entertainment – 0.6%
870,000	Time Warner, Inc., 6.625%, 5/15/2029	985,470
245,000	Time Warner, Inc., 7.625%, 4/15/2031	303,761
160,000	Time Warner, Inc., 7.700%, 5/01/2032	199,939
1,325,000	Viacom, Inc., 6.875%, 4/30/2036	1,555,530

		3,044,700

	Financial Other – 1.9%
2,955,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	3,037,199
2,645,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	2,776,801
2,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	3,038,900

		8,852,900

	Food & Beverage – 0.2%
500,000	Corn Products International, Inc., 6.625%, 4/15/2037	546,152
210,000	Kraft Foods, Inc., 6.250%, 6/01/2012	228,186

		774,338

	Government Guaranteed – 0.5%
2,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	2,301,589

	Government Owned – No Guarantee – 1.5%
2,565,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	2,868,224
4,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	4,208,796

		7,077,020

	Health Insurance – 0.6%
2,515,000	CIGNA Corp., 6.350%, 3/15/2018	2,957,122
20,000	CIGNA Corp., 7.875%, 5/15/2027	24,201
45,000	CIGNA Corp., 8.500%, 5/01/2019	58,074

		3,039,397

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 1.4%
$855,000	Boston Scientific Corp., 6.000%, 1/15/2020	$911,891
900,000	Covidien International Finance SA, 6.000%, 10/15/2017	1,070,117
1,115,000	Express Scripts, Inc., 6.250%, 6/15/2014	1,280,135
670,000	Express Scripts, Inc., 7.250%, 6/15/2019	842,565
1,020,000	HCA, Inc., 5.750%, 3/15/2014	1,005,975
195,000	HCA, Inc., 6.250%, 2/15/2013	198,412
95,000	HCA, Inc., 6.375%, 1/15/2015	94,763
55,000	HCA, Inc., 6.500%, 2/15/2016	55,000
30,000	HCA, Inc., 6.750%, 7/15/2013	30,600
100,000	HCA, Inc., 7.050%, 12/01/2027	88,000
190,000	HCA, Inc., 7.190%, 11/15/2015	186,200
75,000	HCA, Inc., 7.500%, 12/15/2023	70,500
175,000	HCA, Inc., 7.690%, 6/15/2025	163,625
305,000	HCA, Inc., 8.360%, 4/15/2024	298,900
10,000	HCA, Inc., MTN, 7.580%, 9/15/2025	9,300
305,000	HCA, Inc., MTN, 7.750%, 7/15/2036	280,600

		6,586,583

	Home Construction – 1.4%
1,116,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,079,730
3,340,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,505,000
1,455,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,164,000
1,725,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	1,743,223

		6,491,953

	Hybrid ARMs – 0.1%
191,761	FNMA, 5.706%, 9/01/2036(b)	202,657
116,841	FNMA, 6.000%, 2/01/2037(b)	124,761

		327,418

	Independent Energy – 0.9%
1,260,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,375,831
1,195,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,316,836
1,320,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	1,321,588

		4,014,255

Principal Amount (‡)	Description	Value (†)

	Industrial Other – 0.3%
$1,150,000	Worthington Industries, Inc., 6.500%, 4/15/2020	$1,273,030

	Life Insurance – 1.0%
390,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	403,650
110,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	111,925
355,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	499,273
1,095,000	MetLife, Inc., 6.400%, 12/15/2066	1,023,825
2,885,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	2,899,901

		4,938,574

	Local Authorities – 1.6%
4,635,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,617,460
325,919	Province of Alberta, 5.930%, 9/16/2016, (CAD)	361,375
1,185,000	Quebec Province, Series QC, 6.750%, 11/09/2015, (NZD)	939,699
1,735,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	1,690,279
970,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	787,028

		7,395,841

	Lodging – 0.7%
1,480,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,543,971
1,660,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	1,774,122

		3,318,093

	Media Non-Cable – 0.5%
240,000	News America Holdings, 8.150%, 10/17/2036	302,284
1,805,000	News America, Inc., 6.400%, 12/15/2035	2,001,693

		2,303,977

	Mortgage Related – 0.0%
28,740	Federal National Mortgage Association, 7.000%, 4/25/2020	32,048
4,500	FHLMC, 10.000%, with various maturities in 2018(d)	5,149
17,347	FNMA, 6.000%, 12/01/2018	18,806
51,711	GNMA, 10.000%, with various maturities in 2018(d)	59,516

		115,519

	Non-Captive Consumer – 1.9%
3,615,000	American General Finance Corp., MTN, 6.900%, 12/15/2017	3,018,525
45,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	42,581

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$1,300,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	$1,027,000
470,000	SLM Corp., MTN, 5.050%, 11/14/2014	447,572
240,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	230,079
995,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	1,003,113
1,295,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	995,818
2,385,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,409,003

		9,173,691

	Non-Captive Diversified – 3.1%
763,000	Ally Financial, Inc., 6.000%, 12/15/2011	779,214
41,000	Ally Financial, Inc., 7.500%, 12/31/2013	43,563
97,000	Ally Financial, Inc., 8.000%, 12/31/2018	99,667
112,988	CIT Group, Inc., 7.000%, 5/01/2013	113,553
169,485	CIT Group, Inc., 7.000%, 5/01/2014	169,061
169,485	CIT Group, Inc., 7.000%, 5/01/2015	168,214
282,478	CIT Group, Inc., 7.000%, 5/01/2016	278,241
395,473	CIT Group, Inc., 7.000%, 5/01/2017	387,069
670,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	663,644
65,000	General Electric Capital Corp., 5.625%, 5/01/2018	72,148
300,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	304,686
470,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	358,908
2,205,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,725,637
655,000	General Electric Capital Corp., Series A, MTN, 0.826%, 5/13/2024(b)	543,155
5,650,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	4,276,723
4,355,000	International Lease Finance Corp., 6.375%, 3/25/2013	4,376,775
25,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	26,750
315,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	305,550

		14,692,558

Principal Amount (‡)	Description	Value (†)

	Oil Field Services – 0.4%
$1,090,000	Rowan Cos., Inc., 7.875%, 8/01/2019	$1,300,918
235,000	Weatherford International Ltd., 6.500%, 8/01/2036	237,625
105,000	Weatherford International Ltd., 6.800%, 6/15/2037	110,051

		1,648,594

	Paper – 0.4%
1,500,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,541,250
200,000	Westvaco Corp., 8.200%, 1/15/2030	218,741

		1,759,991

	Pharmaceuticals – 0.0%
170,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	174,250

	Pipelines – 2.3%
335,000	CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	377,900
635,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	691,187
350,000	El Paso Corp., 6.950%, 6/01/2028	330,043
680,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	784,314
200,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	251,019
145,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014	160,197
5,300,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	5,985,682
965,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	1,047,025
810,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	889,090
230,000	Spectra Energy Capital LLC, 5.500%, 3/01/2014	250,995

		10,767,452

	Property & Casualty Insurance – 2.4%
1,695,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	1,886,294
65,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	70,202
1,842,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	2,037,442
2,465,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	2,396,902
60,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	27,000
150,000	Progressive Corp., 7.000%, 10/01/2013	167,610
100,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	101,091
120,000	Willis North America, Inc., 6.200%, 3/28/2017	127,869
805,000	Willis North America, Inc., 7.000%, 9/29/2019	884,886
2,015,000	XL Group PLC, 6.250%, 5/15/2027	2,027,269

See accompanying notes to financial statements.

|  76

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$1,595,000	XL Group PLC, 6.375%, 11/15/2024	$1,657,443

		11,384,008

	Railroads – 0.9%
2,500,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	3,093,610
670,000	CSX Corp., 6.250%, 3/15/2018	795,417
44,000	CSX Corp., MTN, 6.000%, 10/01/2036	49,054
190,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	137,921

		4,076,002

	Refining – 0.9%
3,500,000	Valero Energy Corp., 9.375%, 3/15/2019	4,469,700

	REITs – Apartments – 0.4%
365,000	Camden Property Trust, 5.000%, 6/15/2015	392,739
780,000	Camden Property Trust, 5.700%, 5/15/2017	828,138
531,000	Colonial Realty LP, 4.800%, 4/01/2011	527,411
30,000	ERP Operating LP, 5.125%, 3/15/2016	32,849
180,000	ERP Operating LP, 5.750%, 6/15/2017	202,690

		1,983,827

	REITs – Diversified – 0.0%
90,000	Duke Realty LP, 5.950%, 2/15/2017	96,560

	REITs – Industrials – 0.3%
55,000	ProLogis, 5.625%, 11/15/2015	53,808
240,000	ProLogis, 5.625%, 11/15/2016	231,059
265,000	ProLogis, 5.750%, 4/01/2016	261,615
785,000	ProLogis, 7.375%, 10/30/2019	792,203

		1,338,685

	REITs – Office – 0.3%
80,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	82,283
1,075,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	1,203,812

		1,286,095

	REITs – Regional Malls – 0.4%
475,000	Simon Property Group LP, 5.750%, 12/01/2015	540,899
740,000	Simon Property Group LP, 5.875%, 3/01/2017	850,057
360,000	Simon Property Group LP, 6.100%, 5/01/2016	418,289

		1,809,245

Principal Amount (‡)	Description	Value (†)

	REITs – Shopping Centers – 0.5%
$1,000,000	Equity One, Inc., 6.000%, 9/15/2017	$1,032,838
1,350,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,497,351

		2,530,189

	REITs – Triple Net Lease – 0.1%
95,000	Realty Income Corp., 5.750%, 1/15/2021	100,707
405,000	Realty Income Corp., 6.750%, 8/15/2019	464,262

		564,969

	Restaurants – 0.1%
610,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	610,730

	Retailers – 0.6%
118,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	113,870
2,803,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	2,774,970

		2,888,840

	Sovereigns – 4.3%
1,775,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	2,126,977
100,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	119,768
475,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	559,025
262,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	2,230,243
140,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	1,263,501
227,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	1,942,649
2,625,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	2,545,436
685,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	671,843
4,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	3,901,451
400,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	442,838
100,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	121,620
3,100,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	3,386,750
101,800,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	544,199
54,600,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	278,235
66,380,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	334,846

		20,469,381

See accompanying notes to financial statements.

77  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranational – 2.1%
4,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	$2,379,432
45,300,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	4,053,906
4,375,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	3,421,819

		9,855,157

	Technology – 3.8%
1,970,000	Avnet, Inc., 6.000%, 9/01/2015	2,172,417
270,000	Avnet, Inc., 6.625%, 9/15/2016	309,673
1,250,000	Corning, Inc., 6.750%, 9/15/2013	1,418,282
210,000	Corning, Inc., 6.850%, 3/01/2029	241,480
810,000	Corning, Inc., 7.000%, 5/15/2024	998,479
3,565,000	Corning, Inc., 7.250%, 8/15/2036	4,088,235
1,970,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	2,161,372
3,550,000	Ingram Micro, Inc., 5.250%, 9/01/2017	3,677,030
635,000	Intuit, Inc., 5.750%, 3/15/2017	719,431
670,000	KLA-Tencor Corp., 6.900%, 5/01/2018	768,552
470,000	Motorola, Inc., 6.500%, 9/01/2025	511,496
235,000	Motorola, Inc., 6.500%, 11/15/2028	249,515
290,000	Motorola, Inc., 6.625%, 11/15/2037	310,120
450,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	534,111

		18,160,193

	Tobacco – 0.2%
735,000	Reynolds American, Inc., 6.750%, 6/15/2017	826,667
195,000	Reynolds American, Inc., 7.250%, 6/15/2037	204,719

		1,031,386

	Transportation Services – 0.8%
100,000	APL Ltd., 8.000%, 1/15/2024(c)	68,500
2,542,593	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	2,415,463
945,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	1,049,268

		3,533,231

Principal Amount (‡)	Description	Value (†)

	Treasuries – 19.6%
5,950,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	$5,769,170
135,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	131,166
4,407,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	4,333,886
804,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	822,027
2,000,000	Canadian Government, 3.750%, 9/01/2011, (CAD)	1,987,365
9,485,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	9,584,376
31,580,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	33,260,133
1,000,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	1,068,918
16,420,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	16,984,622
154,851	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	102,980
5,460,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	4,262,546
23,620,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	4,343,973
54,560,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	10,227,258

		92,878,420

	Wireless – 0.3%
60,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	60,300
45,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	45,281
510,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	507,450
234,000	Sprint Capital Corp., 6.875%, 11/15/2028	214,110
120,000	Sprint Capital Corp., 6.900%, 5/01/2019	120,600
366,000	Sprint Nextel Corp., 6.000%, 12/01/2016	361,425

		1,309,166

	Wirelines – 5.5%
1,310,000	AT&T Corp., 6.500%, 3/15/2029	1,462,518
2,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	1,945,290
2,165,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,118,307
8,170,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	9,721,173
500,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	500,000
3,065,000	Qwest Corp., 6.875%, 9/15/2033	3,026,688
195,000	Qwest Corp., 7.500%, 6/15/2023	195,975

See accompanying notes to financial statements.

|  78

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,880,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	$1,773,494
290,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	263,137
2,170,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,509,831
915,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	1,079,665
695,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	697,380
505,000	Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	540,995

		25,834,453

	Total Non-Convertible Bonds
	(Identified Cost $392,146,825)	450,930,135

Convertible Bonds – 2.0%

	Automotive – 0.3%
1,035,000	Ford Motor Co., 4.250%, 11/15/2016	1,544,737

	REITs – Apartments – 0.0%
180,000	ERP Operating LP, 3.850%, 8/15/2026	185,328

	Technology – 1.7%
2,385,000	Intel Corp., 2.950%, 12/15/2035	2,358,169
4,700,000	Intel Corp., 3.250%, 8/01/2039	5,487,250

		7,845,419

	Total Convertible Bonds
	(Identified Cost $8,220,715)	9,575,484

Municipals – 0.7%

	Michigan – 0.2%
1,055,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	837,754

	Ohio – 0.1%
750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	547,770

	Virginia – 0.4%
2,815,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	1,949,106

	Total Municipals
	(Identified Cost $4,589,074)	3,334,630

	Total Bonds and Notes
	(Identified Cost $404,956,614)	463,840,249

Shares	Description	Value (†)

Preferred Stocks – 2.1%
Convertible Preferred Stocks – 1.3%

	Automotive – 0.7%
67,750	Ford Motor Co. Capital Trust II, 6.500%	$3,245,902

	Capital Markets – 0.2%
33,050	Newell Financial Trust I, 5.250%	1,307,541

	Diversified Financial Services – 0.4%
940	Bank of America Corp., Series L, 7.250%	922,375
25,000	Sovereign Capital Trust IV, 4.375%	925,000

		1,847,375

	Total Convertible Preferred Stocks
	(Identified Cost $5,753,898)	6,400,818

Non-Convertible Preferred Stocks – 0.8%

	Banking – 0.0%
161	Ally Financial, Inc., Series G, 7.000%, 144A	144,925

	Electric Utilities – 0.1%
263	Connecticut Light & Power Co., 2.200%	10,536
202	MDU Resources Group, Inc., 5.100%	20,055
3,160	Union Electric Co., 4.500%	233,840

		264,431

	Multi-Utilities – 0.0%
100	San Diego Gas & Electric Co., 4.500%	1,864

	Software – 0.7%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(e)	3,164,063

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,255,169)	3,575,283

	Total Preferred Stocks
	(Identified Cost $9,009,067)	9,976,101

Common Stocks – 0.1%

	Biotechnology – 0.1%
13,708	Vertex Pharmaceuticals, Inc.(f)
	(Identified Cost $302,522)	473,885

See accompanying notes to financial statements.

79  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 1.6%
$7,461,079	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $7,461,079 on 10/01/2010 collateralized by $7,530,000 Federal Home Loan Bank, 1.000% due 12/28/2011 valued at $7,614,713 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $7,461,079)	$7,461,079

Total Investments – 101.8%
	(Identified Cost $421,729,282)(a)	481,751,314
	Other Assets Less Liabilities—(1.8)%	(8,552,610)

	Net Assets – 100.0%	$473,198,704

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $423,661,022 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$60,992,581
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,902,289)

	Net unrealized appreciation	$58,090,292

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $8,033,687 or 1.7% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $59,668,503 or 12.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	19.6%
Banking	7.3
Commercial Mortgage-Backed Securities	6.0
Technology	5.5
Wirelines	5.5
Airlines	4.6
Sovereigns	4.3
Electric	3.4
Non-Captive Diversified	3.1
Property & Casualty Insurance	2.4
Pipelines	2.3
Supranational	2.1
ABS Other	2.0
Other Investments, less than 2% each	32.1
Short-Term Investments	1.6

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	71.2%
Canadian Dollar	15.7
New Zealand Dollar	4.1
Norwegian Krone	3.1
Australian Dollar	2.5
Other, less than 2% each	5.2

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  80

Statements of Assets and Liabilities

September 30, 2010

	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$17,802,203,544	$715,557,933	$2,059,257,228	$12,380,163
Net unrealized appreciation	1,632,218,868	81,332,098	166,347,146	839,053

Investments at value	19,434,422,412	796,890,031	2,225,604,374	13,219,216
Cash	—	—	—	77,737
Foreign currency at value (identified cost $12,250,868, $457,464, $33,859,681, $0)	11,420,414	398,089	35,569,349	—
Receivable for Fund shares sold	50,012,687	182,679	6,226,308	—
Receivable from investment adviser (Note 6)	—	—	—	15,842
Receivable for securities sold	70,751,126	2,878,445	26,285,608	—
Collateral received on open forward foreign currency contracts (Note 2)	—	—	600,000	—
Dividends and interest receivable	286,018,209	10,922,228	29,350,780	95,177
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	4,053,591	—
Tax reclaims receivable	1,385,398	50,767	110,052	—

TOTAL ASSETS	19,854,010,246	811,322,239	2,327,800,062	13,407,972

LIABILITIES
Payable for securities purchased	121,810,048	3,045,788	8,545,097	—
Payable for Fund shares redeemed	18,714,313	1,622,627	1,973,148	5,726
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	3,197,621	—
Foreign taxes payable (Note 2)	319,840	14,730	—	—
Due to broker (Note 2)	—	—	600,000	—
Management fees payable (Note 6)	8,543,974	328,061	1,108,129	—
Deferred Trustees’ fees (Note 6)	720,780	91,664	158,300	47,064
Administrative fees payable (Note 6)	749,752	30,871	87,039	557
Payable to broker—variation margin on open futures contracts	—	—	28,125	—
Other accounts payable and accrued expenses	1,346,742	50,045	199,272	38,816

TOTAL LIABILITIES	152,205,449	5,183,786	15,896,731	92,163

NET ASSETS	$19,701,804,797	$806,138,453	$2,311,903,331	$13,315,809

NET ASSETS CONSIST OF:
Paid-in capital	$19,053,651,263	$700,923,300	$2,230,179,421	$13,157,559
Undistributed net investment income (Distributions in excess of net investment income)	8,550,062	35,844,239	2,645,799	(40,631)
Accumulated net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(994,689,539)	(11,983,550)	(90,143,268)	(640,217)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	1,634,293,011	81,354,464	169,221,379	839,098

NET ASSETS	$19,701,804,797	$806,138,453	$2,311,903,331	$13,315,809

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$11,194,527,113	$806,138,453	$1,285,094,703	$13,240,387

Shares of beneficial interest	788,347,601	57,087,892	75,620,283	1,192,423

Net asset value, offering and redemption price per share	$14.20	$14.12	$16.99	$11.10

Retail Class:
Net assets	$8,241,062,265	$—	$1,026,808,628	$75,422

Shares of beneficial interest	582,459,563	—	60,957,140	6,799

Net asset value, offering and redemption price per share	$14.15	$—	$16.84	$11.09

Admin Class:
Net assets	$266,215,419	$—	$—	$—

Shares of beneficial interest	18,861,308	—	—	—

Net asset value, offering and redemption price per share	$14.11	$—	$—	$—

See accompanying notes to financial statements.

81  |

	Institutional High Income Fund	Intermediate Duration Bond Fund*	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$325,525,956	$35,523,536	$421,729,282
Net unrealized appreciation	54,776,409	2,526,970	60,022,032

Investments at value	380,302,365	38,050,506	481,751,314
Foreign currency at value (identified cost $110,066, $0 and $183,616)	101,394	—	179,844
Receivable from investment adviser (Note 6)	—	10,333	—
Receivable for securities sold	—	14,859	3,613,725
Dividends and interest receivable	5,541,432	278,717	6,347,840
Tax reclaims receivable	11,851	178	62,811

TOTAL ASSETS	385,957,042	38,354,593	491,955,534

LIABILITIES
Payable for securities purchased	1,910,252	1,185,232	460,378
Payable for Fund shares redeemed	37,029	40,575	18,000,000
Foreign taxes payable (Note 2)	3,394	—	7,055
Management fees payable (Note 6)	189,169	—	159,452
Deferred Trustees’ fees (Note 6)	60,649	49,509	67,614
Administrative fees payable (Note 6)	14,834	1,405	18,755
Other accounts payable and accrued expenses	49,057	36,648	43,576

TOTAL LIABILITIES	2,264,384	1,313,369	18,756,830

NET ASSETS	$383,692,658	$37,041,224	$473,198,704

NET ASSETS CONSIST OF:
Paid-in capital	$294,696,278	$35,418,932	$397,103,390
Undistributed net investment income (Distributions in excess of net investment income)	19,715,804	(38,367)	1,941,507
Accumulated net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	14,498,615	(866,311)	14,087,102
Net unrealized appreciation on investments, futures contracts and foreign currency translations	54,781,961	2,526,970	60,066,705

NET ASSETS	$383,692,658	$37,041,224	$473,198,704

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$383,692,658	$36,958,933	$473,198,704

Shares of beneficial interest	47,484,357	3,495,088	35,205,057

Net asset value, offering and redemption price per share	$8.08	$10.57	$13.44

Retail Class:
Net assets	$—	$82,291	$—

Shares of beneficial interest	—	7,776	—

Net asset value, offering and redemption price per share	$—	$10.58	$—

*	Formerly Intermediate Duration Fixed Income Fund.

See accompanying notes to financial statements.

|  82

Statements of Operations

For the Year Ended September 30, 2010

	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$1,171,509,628	$48,331,785	$86,036,932	$485,272
Dividends	45,833,960	1,959,257	—	—
Less net foreign taxes withheld	(1,421,693)	(45,346)	(137,149)	—

	1,215,921,895	50,245,696	85,899,783	485,272

Expenses
Management fees (Note 6)	97,620,601	3,919,095	11,507,071	37,003
Service and distribution fees (Note 6)	21,029,369	—	2,444,133	33
Administrative fees (Note 6)	9,127,874	376,477	1,011,213	7,110
Trustees’ fees and expenses (Note 6)	359,710	31,742	56,504	17,102
Transfer agent fees and expenses (Notes 6 and 7)	12,858,954	3,435	1,362,611	7,971
Audit and tax services fees	59,663	43,903	52,304	40,237
Custodian fees and expenses	1,047,911	65,537	193,029	17,520
Legal fees	391,844	15,554	43,829	298
Registration fees	445,231	29,797	156,265	43,382
Shareholder reporting expenses	2,019,977	4,154	262,156	4,318
Fee/expense recovery (Note 6)	356,045	—	105,094	—
Miscellaneous expenses	588,187	28,761	66,829	6,107

Total expenses	145,905,366	4,518,455	17,261,038	181,081
Less waiver and/or expense reimbursement (Note 6)	(18,548)	—	—	(121,843)

Net expenses	145,886,818	4,518,455	17,261,038	59,238

Net investment income	1,070,035,077	45,727,241	68,638,745	426,034

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(83,258,156)	11,687,480	15,771,541	186,828
Swap agreements	—	—	(442,957)	—
Foreign currency transactions	2,340,594	120,423	2,301,050	1,243

Net change in unrealized appreciation (depreciation) on:
Investments	1,806,896,815	54,505,497	101,958,669	728,530
Futures contracts	—	—	(521,136)	—
Swap agreements	—	—	197,561	—
Foreign currency translations	(1,345,417)	(87,335)	692,543	(1,156)

Net realized and unrealized gain on investments, futures contracts, swap agreements and foreign currency transactions	1,724,633,836	66,226,065	119,957,271	915,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,794,668,913	$111,953,306	$188,596,016	$1,341,479

See accompanying notes to financial statements.

83  |

	Institutional High Income Fund	Intermediate Duration Bond Fund*	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$29,480,662	$1,311,279	$28,574,155
Dividends	1,467,872	—	421,811
Less net foreign taxes withheld	(89,300)	—	—

	30,859,234	1,311,279	28,995,966

Expenses
Management fees (Note 6)	2,377,372	79,087	2,009,718
Service and distribution fees (Note 6)	—	44	—
Administrative fees (Note 6)	190,407	15,189	241,404
Trustees’ fees and expenses (Note 6)	23,896	17,479	26,141
Transfer agent fees and expenses (Notes 6 and 7)	8,326	1,882	2,092
Audit and tax services fees	42,011	40,038	40,733
Custodian fees and expenses	72,327	19,480	43,100
Legal fees	8,115	634	10,354
Registration fees	50,030	44,714	31,827
Shareholder reporting expenses	6,681	7,671	3,189
Miscellaneous expenses	18,618	6,435	20,936

Total expenses	2,797,783	232,653	2,429,494
Less waiver and/or expense reimbursement (Note 6)	—	(106,069)	—

Net expenses	2,797,783	126,584	2,429,494

Net investment income	28,061,451	1,184,695	26,566,472

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	25,696,669	414,041	19,339,492
Futures contracts	—	64,582	—
Foreign currency transactions	39,105	—	58,174

Net change in unrealized appreciation (depreciation) on:
Investments	11,624,515	1,597,534	21,299,210
Futures contracts	—	(21,914)	—
Foreign currency translations	(2,906)	—	(21,064)

Net realized and unrealized gain on investments, futures contracts, swap agreements and foreign currency transactions	37,357,383	2,054,243	40,675,812

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,418,834	$3,238,938	$67,242,284

*	Formerly Intermediate Duration Fixed Income Fund.

See accompanying notes to financial statements.

|  84

Statements of Changes in Net Assets

	Bond Fund		Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$1,070,035,077	$1,080,512,433	$45,727,241	$45,139,932	$68,638,745	$77,247,236
Net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(80,917,562)	(1,010,333,974)	11,807,903	(23,048,485)	17,629,634	(92,453,436)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency translations	1,805,551,398	2,913,600,501	54,418,162	107,846,442	102,327,637	268,906,689

Net increase in net assets resulting from operations	2,794,668,913	2,983,778,960	111,953,306	129,937,889	188,596,016	253,700,489

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(642,070,620)	(619,050,919)	(42,551,309)	(44,598,886)	(39,529,201)	(55,958,395)
Retail Class	(448,114,393)	(461,177,153)	—	—	(31,727,897)	(50,692,695)
Admin Class	(13,185,534)	(13,908,985)	—	—	—	—
Net realized capital gains
Institutional Class	—	(64,404,701)	—	(12,700,279)	—	—
Retail Class	—	(54,894,455)	—	—	—	—
Admin Class	—	(1,827,140)	—	—	—	—

Total distributions	(1,103,370,547)	(1,215,263,353)	(42,551,309)	(57,299,165)	(71,257,098)	(106,651,090)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(717,934,887)	2,269,216,544	(25,218,972)	64,830,887	243,357,966	(426,483,756)

Net increase (decrease) in net assets	973,363,479	4,037,732,151	44,183,025	137,469,611	360,696,884	(279,434,357)
NET ASSETS
Beginning of the year	18,728,441,318	14,690,709,167	761,955,428	624,485,817	1,951,206,447	2,230,640,804

End of the year	$19,701,804,797	$18,728,441,318	$806,138,453	$761,955,428	$2,311,903,331	$1,951,206,447

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$8,550,062	$(6,357,321)	$35,844,239	$30,934,158	$2,645,799	$2,356,778

*	Formerly Intermediate Duration Fixed Income Fund.

See accompanying notes to financial statements.

85  |

Inflation Protected Securities Fund		Institutional High Income Fund		Intermediate Duration Bond Fund*		Investment Grade Fixed Income Fund
Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

$426,034	$118,144	$28,061,451	$27,703,156	$1,184,695	$1,406,865	$26,566,472	$22,961,017

188,071	(514,279)	25,735,774	(10,766,213)	478,623	(271,669)	19,397,666	(3,520,541)

727,374	1,234,805	11,621,609	78,711,449	1,575,620	2,844,302	21,278,146	69,572,140

1,341,479	838,670	65,418,834	95,648,392	3,238,938	3,979,498	67,242,284	89,012,616

(490,125)	(145,315)	(30,543,921)	(17,646,157)	(1,295,593)	(1,361,910)	(27,602,054)	(25,648,228)
(471)	—	—	—	(690)	—	—	—
—	—	—	—	—	—	—	—

—	—	(11,736)	(3,337,874)	—	—	—	(3,479,011)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(490,596)	(145,315)	(30,555,657)	(20,984,031)	(1,296,283)	(1,361,910)	(27,602,054)	(29,127,239)

(1,511,063)	(2,750,472)	(109,686,518)	169,650,687	7,071,240	(7,338,103)	(91,945,491)	187,755,770

(660,180)	(2,057,117)	(74,823,341)	244,315,048	9,013,895	(4,720,515)	(52,305,261)	247,641,147

13,975,989	16,033,106	458,515,999	214,200,951	28,027,329	32,747,844	525,503,965	277,862,818

$13,315,809	$13,975,989	$383,692,658	$458,515,999	$37,041,224	$28,027,329	$473,198,704	$525,503,965

$(40,631)	$(36,427)	$19,715,804	$21,476,408	$(38,367)	$62,444	$1,941,507	$(187,459)

See accompanying notes to financial statements.

|  86

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Bond Fund

Institutional Class
9/30/2010	$12.99	$0.78	$1.24	$2.02	$(0.81)	$—	$(0.81)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)
9/30/2006	13.81	0.72	0.47	1.19	(0.87)	—	(0.87)

Retail Class
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)
9/30/2006	13.78	0.69	0.47	1.16	(0.84)	—	(0.84)

Admin Class
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)
9/30/2006	13.75	0.65	0.48	1.13	(0.81)	—	(0.81)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.
(h)	Includes fee/expense recovery of 0.02%.
(i)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

87  |

				Ratios to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (%)(f)	Portfolio turnover rate (%)

$—	$14.20	16.00	$11,194,527	0.64		0.64		5.76	27
—	12.99	19.84	10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.28	7,716,061	0.67	(g)	0.67		5.75	20
0.00	14.13	9.00	4,742,622	0.75	(h)	0.75	(h)	5.20	26

—	14.15	15.72	8,241,062	0.93	(i)	0.93	(i)	5.46	27
—	12.94	19.46	7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(i)	0.94	(i)	6.49	26
0.00	14.67	9.93	6,432,333	0.97	(g)	0.97		5.49	20
0.00	14.10	8.79	2,232,632	1.00		1.01		4.99	26

—	14.11	15.37	266,215	1.20		1.21		5.20	27
—	12.91	19.21	226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26
0.00	14.64	9.66	193,850	1.23	(g)(i)	1.23	(i)	5.20	20
0.00	14.07	8.51	106,941	1.25		1.29		4.71	26

See accompanying notes to financial statements.

|  88

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Fixed Income Fund

Institutional Class
9/30/2010	$12.94	$0.77	$1.14	$1.91	$(0.73)	$—	$(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)
9/30/2006	13.88	0.74	0.30	1.04	(1.03)	—	(1.03)

Global Bond Fund

Institutional Class
9/30/2010	$16.09	$0.55	$0.92	$1.47	$(0.57)	$—	$(0.57)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)
9/30/2006	15.57	0.48	0.16	0.64	(0.70)	(0.08)	(0.78)

Retail Class
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)
9/30/2006	15.43	0.44	0.15	0.59	(0.65)	(0.08)	(0.73)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of less than 0.01% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively.
(g)	Effective June 2, 2008, redemption fees were eliminated.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

89  |

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$—		$14.12	15.38	$806,138	0.58		0.58		5.83	22
—		12.94	19.55	761,955	0.58		0.58		7.11	29
—		12.15	(9.42)	624,486	0.58		0.58		6.43	30
—		14.49	11.31	605,100	0.60		0.60		5.96	22
—		13.89	8.06	456,011	0.60	(f)	0.60	(f)	5.48	40

$—		$16.99	9.46	$1,285,095	0.66		0.66		3.41	100
—		16.09	19.19	1,032,465	0.68		0.68		4.76	75
0.00	(g)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60
0.00		15.83	8.70	996,046	0.68		0.68		3.84	95
0.00		15.43	4.32	643,991	0.74	(f)	0.74	(f)	3.21	77

—		16.84	9.05	1,026,809	1.00	(h)	1.00	(h)	3.08	100
—		15.96	18.81	918,742	1.00		1.02		4.46	75
0.00	(g)	14.31	(4.45)	1,073,466	1.00	(i)	1.00	(i)	4.02	60
0.00		15.71	8.36	874,575	1.00		1.04		3.53	95
0.00		15.29	4.03	540,697	1.00		1.09		2.93	77

See accompanying notes to financial statements.

|  90

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
Inflation Protected Securities Fund

Institutional Class
9/30/2010	$10.46	$0.31		$0.67	$0.98	$(0.34)	$—	$(0.34)
9/30/2009	9.86	0.09	(f)	0.61	0.70	(0.10)	—	(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)
9/30/2007	10.30	0.47		0.03	0.50	(0.49)	—	(0.49)
9/30/2006	10.84	0.52		(0.38)	0.14	(0.63)	(0.05)	(0.68)

Retail Class
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)

Institutional High Income Fund

Institutional Class
9/30/2010	$7.40	$0.54		$0.66	$1.20	$(0.52)	$(0.00)	$(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)
9/30/2007	8.11	0.55		0.30	0.85	(0.51)	—	(0.51)
9/30/2006	7.80	0.50		0.34	0.84	(0.53)	—	(0.53)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

91  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)		Portfolio turnover rate (%)

$11.10	9.58	$13,240	0.40		1.22		2.88		39
10.46	7.21	13,976	0.40		1.11		0.88	(f)	12
9.86	2.64	16,033	0.40		0.95		6.85		22
10.31	5.05	13,468	0.40		1.28		4.60		26
10.30	1.48	9,053	0.40		1.69		4.96		41

11.09	4.47	75	0.65		2.36		1.12		39

$8.08	17.06	$383,693	0.71		0.71		7.08		21
7.40	20.82	458,516	0.72		0.72		9.54		37
6.87	(11.70)	214,201	0.72		0.72		7.70		35
8.45	10.81	187,568	0.75	(g)	0.75	(g)	6.60		31
8.11	11.56	141,318	0.75		0.79		6.40		23

See accompanying notes to financial statements.

|  92

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Intermediate Duration Bond Fund*

Institutional Class
9/30/2010	$9.95	$0.38	$0.66	$1.04	$(0.42)	$—	$(0.42)
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)
9/30/2008	9.47	0.47	(0.50)	(0.03)	(0.49)	—	(0.49)
9/30/2007	9.50	0.45	(0.01)	0.44	(0.47)	—	(0.47)
9/30/2006	9.60	0.42	(0.07)	0.35	(0.45)	—	(0.45)

Retail Class
9/30/2010**	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)

Investment Grade Fixed Income Fund

Institutional Class
9/30/2010	$12.39	$0.68	$1.07	$1.75	$(0.70)	$—	$(0.70)
9/30/2009	11.36	0.67	1.31	1.98	(0.81)	(0.14)	(0.95)
9/30/2008	12.96	0.76	(1.47)	(0.71)	(0.89)	—	(0.89)
9/30/2007	12.63	0.70	0.53	1.23	(0.90)	—	(0.90)
9/30/2006	13.28	0.60	0.22	0.82	(0.92)	(0.55)	(1.47)

*	Formerly Intermediate Duration Fixed Income Fund.
**	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

93  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate (%)

$10.57	10.67	$36,959	0.40		0.73		3.75	43
9.95	16.99	28,027	0.40		0.68		5.24	52
8.95	(0.46)	32,748	0.40		0.59		5.00	65
9.47	4.76	31,445	0.40		0.61		4.71	87
9.50	3.82	41,851	0.40		0.62		4.48	62

10.58	4.89	82	0.65		1.61		2.66	43

$13.44	14.59	$473,199	0.48		0.48		5.29	24
12.39	19.35	525,504	0.49		0.49		6.10	22
11.36	(6.00)	277,863	0.50		0.50		5.98	32
12.96	10.19	261,741	0.53		0.53		5.52	23
12.63	6.81	173,549	0.55	(e)	0.55	(e)	4.79	50

See accompanying notes to financial statements.

|  94

Notes to Financial Statements

September 30, 2010

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (formerly Loomis Sayles Intermediate Duration Fixed Income Fund) (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. Effective May 28, 2010, Inflation Protected Securities Fund and Intermediate Duration Bond Fund began offering Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

95  |

Notes to Financial Statements – continued

September 30, 2010

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.   Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Each Fund that may invest in foreign investments may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or liquid securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

|  96

Notes to Financial Statements – continued

September 30, 2010

f.  Swap Agreements. Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must pay the protection buyer the agreed upon notional value (“par value”) of the reference obligation in exchange for the reference obligation (or may pay the difference between the par value and market value of the reference obligation). The Funds may also make or receive upfront payments.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees received or paid by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements. The Funds cover their net obligations under outstanding credit default swaps by segregating liquid assets in the form of collateral.

At September 30, 2010, there were no open credit default swaps.

g.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

h.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, defaulted bond adjustments, discount adjustments on inflation-protected securities, paydown gains and losses, premium amortization accruals, reclassification of realized capital gain to ordinary income and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, securities lending collateral gain/loss adjustments, forward and futures contracts mark to market, defaulted bond interest, REIT basis adjustments, adjustments to inflation-protected securities and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

97  |

Notes to Financial Statements – continued

September 30, 2010

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 was as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$1,103,370,547	$—	$1,103,370,547	$1,098,166,549	$117,096,804	$1,215,263,353
Fixed Income Fund	42,551,309	—	42,551,309	48,541,199	8,757,966	57,299,165
Global Bond Fund	71,257,098	—	71,257,098	106,651,090	—	106,651,090
Inflation Protected Securities Fund	490,596	—	490,596	145,315	—	145,315
Institutional High Income Fund	30,544,655	11,002	30,555,657	19,751,808	1,232,223	20,984,031
Intermediate Duration Bond Fund	1,296,283	—	1,296,283	1,361,910	—	1,361,910
Investment Grade Fixed Income Fund	27,602,054	—	27,602,054	26,583,130	2,544,109	29,127,239

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
Undistributed ordinary income	$24,084,053	$36,268,620	$5,425,278	$6,433
Undistributed long-term capital gains	—	—	—	—

Total undistributed earnings	24,084,053	36,268,620	5,425,278	6,433

Capital loss carryforward:
Expires September 30, 2014	—	—	(1,046,616)	(19,853)
Expires September 30, 2015	—	—	(5,497,643)	(155,005)
Expires September 30, 2016	—	—	(3,309,847)	—
Expires September 30, 2017	(73,277,381)	(129,506)	(21,329,772)	(110,122)
Expires September 30, 2018	(667,219,656)	(9,202,603)	(34,063,363)	(238,354)

Total capital loss carryforward	(740,497,037)	(9,332,109)	(65,247,241)	(523,334)

Deferred net capital losses (post-October 2009)	(182,708,157)	—	(18,054,311)	—
Unrealized appreciation (depreciation)	1,558,224,649	78,421,401	159,758,484	722,215

Total accumulated earnings (losses)	$659,103,508	$105,357,912	$81,882,210	$205,314

Capital loss carryforward utilized in the current year	$—	$—	$—	$—

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$35,938,540	$11,141	$9,638,892
Undistributed long-term capital gains	—	—	8,399,569

Total undistributed earnings	35,938,540	11,141	18,038,461

Capital loss carryforward:
Expires September 30, 2015	—	(83,490)	—
Expires September 30, 2016	—	(222,423)	—
Expires September 30, 2017	—	(460,684)	—

Total capital loss carryforward	—	(766,597)	—

Deferred net capital losses (post-October 2009)	—	—	—
Unrealized appreciation (depreciation)	53,631,050	2,427,257	58,129,192

Total accumulated earnings (losses)	$89,569,590	$1,671,801	$76,167,653

Capital loss carryforward utilized in the current year	$—	$433,446	$—

|  98

Notes to Financial Statements – continued

September 30, 2010

i.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

j.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated with the custodian and/or broker in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2010, none of the Funds had loaned securities under this agreement.

l.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  Due to/from Brokers. Transactions and positions in forward foreign currency contracts and credit default swaps are primarily maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due to/from brokers’ balances in the Statements of Assets and Liabilities represent cash and/or securities received or pledged as collateral for forward foreign currency contracts and/or credit default swaps. In certain circumstances the Fund’s use of cash and/or securities received or pledged as collateral is restricted by regulation or broker mandated limits.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

99  |

Notes to Financial Statements – continued

September 30, 2010

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$349,179,814	$50,705,608	$399,885,422
Non-Captive Consumer	2,903,042	838,372,426	—	841,275,468
All Other Non-Convertible Bonds(a)	—	15,214,576,560	—	15,214,576,560

Total Non-Convertible Bonds	2,903,042	16,402,128,800	50,705,608	16,455,737,450

Convertible Bonds(a)	—	1,488,822,870	—	1,488,822,870
Municipals(a)	—	222,308,292	—	222,308,292

Total Bonds and Notes	2,903,042	18,113,259,962	50,705,608	18,166,868,612

Bank Loans(a)	—	91,789,289	—	91,789,289

Preferred Stocks
Convertible Preferred Stocks
Automotive	162,948,905	—	—	162,948,905
Capital Markets	—	10,698,333	—	10,698,333
Commercial Banks	12,557,898	—	—	12,557,898
Diversified Financial Services	25,338,819	11,281,115	—	36,619,934
Electric Utilities	16,917,290	—	7,293,125	24,210,415
Machinery	—	8,825,139	—	8,825,139
Oil, Gas & Consumable Fuels	14,775,058	2,185,937	—	16,960,995
REITs—Hotels	1,149,720	—	—	1,149,720
Semiconductors & Semiconductor Equipment	—	36,665,460	—	36,665,460

Total Convertible Preferred Stocks	233,687,690	69,655,984	7,293,125	310,636,799

Non-Convertible Preferred Stocks
Banking	—	47,566,960	—	47,566,960
Diversified Financial Services	1,228,540	30,667,500	—	31,896,040
Electric Utilities	1,149,795	664,606	—	1,814,401
Household Durables	250,125	—	—	250,125
Multi-Utilities	76,868	—	—	76,868
Oil, Gas & Consumable Fuels	—	15,089,328	—	15,089,328
REITs—Industrials	8,450,350	2,318,000	—	10,768,350
Software	—	40,078,125	—	40,078,125
Thrifts & Mortgage Finance	12,881,525	—	—	12,881,525

Total Non-Convertible Preferred Stocks	24,037,203	136,384,519	—	160,421,722

Total Preferred Stocks	257,724,893	206,040,503	7,293,125	471,058,521

Common Stocks(a)	446,273,967	—	—	446,273,967
Closed End Investment Companies	34,040,285	—	—	34,040,285
Short-Term Investments	—	224,391,738	—	224,391,738

Total	$740,942,187	$18,635,481,492	$57,998,733	$19,434,422,412

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

|  100

Notes to Financial Statements – continued

September 30, 2010

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$613,482	$25,498,927	$—	$26,112,409
All Other Non-Convertible Bonds(a)	—	662,070,722	—	662,070,722

Total Non-Convertible Bonds	613,482	687,569,649	—	688,183,131
Convertible Bonds(a)	—	51,881,859	—	51,881,859
Municipals(a)	—	7,258,552	—	7,258,552

Total Bonds and Notes	613,482	746,710,060	—	747,323,542

Bank Loans(a)	—	1,199,724	—	1,199,724

Preferred Stocks
Convertible Preferred Stocks
Automotive	4,111,492	—	—	4,111,492
Capital Markets	—	992,030	—	992,030
Diversified Financial Services	2,790,675	2,047,691	—	4,838,366
Electric Utilities	488,125	—	—	488,125
Machinery	—	1,011,667	—	1,011,667
Oil, Gas & Consumable Fuels	1,030,550	—	—	1,030,550
REITs—Hotels	53,625	—	—	53,625
Semiconductors & Semiconductor Equipment	—	3,009,150	—	3,009,150

Total Convertible Preferred Stocks	8,474,467	7,060,538	—	15,535,005

Non-Convertible Preferred Stocks
Banking	—	1,009,075	—	1,009,075
Diversified Financial Services	115,900	—	—	115,900
Electric Utilities	345,580	253,234	—	598,814
Multi-Utilities	7,700	—	—	7,700
Software	—	3,164,062	—	3,164,062
Thrifts & Mortgage Finance	505,288	—	—	505,288

Total Non-Convertible Preferred Stocks	974,468	4,426,371	—	5,400,839

Total Preferred Stocks	9,448,935	11,486,909	—	20,935,844

Common Stocks(a)	18,602,340	—	—	18,602,340
Short-Term Investments	—	8,828,581	—	8,828,581

Total	$28,664,757	$768,225,274	$—	$796,890,031

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$156,958,684	$5,065,604	$162,024,288
All Other Non-Convertible Bonds(a)	—	2,029,191,991	—	2,029,191,991

Total Non-Convertible Bonds	—	2,186,150,675	5,065,604	2,191,216,279

Convertible Bonds(a)	—	7,816,660	—	7,816,660

Total Bonds and Notes	—	2,193,967,335	5,065,604	2,199,032,939

Short-Term Investments	—	26,571,435	—	26,571,435

Total Investments	—	2,220,538,770	5,065,604	2,225,604,374

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,053,591	—	4,053,591

Total	$—	$2,224,592,361	$5,065,604	$2,229,657,965

101  |

Notes to Financial Statements – continued

September 30, 2010

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,197,621)	$—	$(3,197,621)
Futures Contracts (unrealized depreciation)	(521,136)	—	—	(521,136)

Total	$(521,136)	$(3,197,621)	$—	$(3,718,757)

(a)	Major categories of the Fund’s investments, forward foreign currency contracts and futures contracts are included in the Portfolio of Investments.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$13,219,216	$—	$13,219,216

Total	$—	$13,219,216	$—	$13,219,216

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$3,837,642	$971,693	$4,809,335
All Other Non-Convertible Bonds(a)	—	261,342,577	—	261,342,577

Total Non-Convertible Bonds	—	265,180,219	971,693	266,151,912

Convertible Bonds(a)	—	76,022,807	—	76,022,807
Municipals(a)	—	571,833	—	571,833

Total Bonds and Notes	—	341,774,859	971,693	342,746,552

Bank Loans(a)	—	679,400	—	679,400

Common Stocks(a)	17,743,333	—	—	17,743,333

Preferred Stocks
Non-Convertible Preferred Stocks
Banking	—	403,270	—	403,270
Diversified Financial Services	417,240	598,125	—	1,015,365
Household Durables	334,519	—	—	334,519
REITs—Industrials	168,150	—	—	168,150
Thrifts & Mortgage Finance	170,437	—	—	170,437

Total Non-Convertible Preferred Stocks	1,090,346	1,001,395	—	2,091,741

Convertible Preferred Stocks
Automotive	3,200,771	—	—	3,200,771
Capital Markets	—	158,250	—	158,250
Commercial Banks	138,828	—	—	138,828
Diversified Financial Services	—	525,400	—	525,400
Electric Utilities	835,621	—	145,250	980,871
Machinery	—	479,988	—	479,988
Oil, Gas & Consumable Fuels	256,275	—	—	256,275
REITs—Hotels	23,595	—	—	23,595
Semiconductors & Semiconductor Equipment	—	931,500	—	931,500

Total Convertible Preferred Stocks	4,455,090	2,095,138	145,250	6,695,478

Total Preferred Stocks	5,545,436	3,096,533	145,250	8,787,219

Closed End Investment Companies	477,150	—	—	477,150
Short-Term Investments	—	9,868,711	—	9,868,711

Total	$23,765,919	$355,419,503	$1,116,943	$380,302,365

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

|  102

Notes to Financial Statements – continued

September 30, 2010

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$127,758	$160,000	$287,758
All Other Bonds and Notes(a)	—	35,498,448	—	35,498,448

Total Bonds and Notes	—	35,626,206	160,000	35,786,206

Short-Term Investments	—	2,264,300	—	2,264,300

Total	$—	$37,890,506	$160,000	$38,050,506

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$463,840,249	$—	$463,840,249
Preferred Stocks
Convertible Preferred Stocks
Automotive	3,245,902	—	—	3,245,902
Capital Markets	—	1,307,541	—	1,307,541
Diversified Financial Services	922,375	925,000	—	1,847,375

Total Convertible Preferred Stocks	4,168,277	2,232,541	—	6,400,818

Non-Convertible Preferred Stocks
Banking	—	144,925	—	144,925
Electric Utilities	233,840	30,591	—	264,431
Multi-Utilities	1,864	—	—	1,864
Software	—	3,164,063	—	3,164,063

Total Non-Convertible Preferred Stocks	235,704	3,339,579	—	3,575,283

Total Preferred Stocks	4,403,981	5,572,120	—	9,976,101

Common Stocks(a)	473,885	—	—	473,885
Short-Term Investments	—	7,461,079	—	7,461,079

Total	$4,877,866	$476,873,448	$—	$481,751,314

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

103  |

Notes to Financial Statements – continued

September 30, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2010:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$4,164,511	$11,949	$—	$1,548,332	$49,145,327	$—	$(4,164,511)	$50,705,608
Automotive	3,570,396	—	—	—	—	—	(3,570,396)	—
Chemicals	25,744,100	—	—	—	—	—	(25,744,100)	—
Diversified Manufacturing	30,625,436	—	—	—	—	—	(30,625,436)	—
Integrated Energy	1,447,652	—	—	—	—	—	(1,447,652)	—
Non-Captive Consumer	5,428,994	219,441	101,905	(47,779)	(5,702,561)	—	—	—
Non-Captive Diversified	4,017,538	—	—	—	—	—	(4,017,538)	—
Supranational	45,293,529	—	—	—	—	—	(45,293,529)	—
Technology	225,000	—	—	—	—	—	(225,000)	—
Convertible Bonds
Technology	7,657,650	147,192	355,282	254,876	(8,415,000)	—	—	—
Wirelines	68,341,380	—	—	—	—	—	(68,341,380)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	7,293,125	—	—	—	—	—	—	7,293,125
REITs—Hotels	616,400	—	—	—	—	—	(616,400)	—

Total	$204,425,711	$378,582	$457,187	$1,755,429	$35,027,766	$—	$(184,045,942)	$57,998,733

Debt securities valued at $183,429,542 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $138,136,013 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $45,293,529 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

A preferred stock valued at $616,400 was transferred from Level 3 to Level 1 during the year ended September 30, 2010. At September 30, 2009, this security was valued using a broker-dealer bid quotation based on inputs unobservable to the Fund; at September 30, 2010, this security was valued at the market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

|  104

Notes to Financial Statements – continued

September 30, 2010

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
Automotive	$2,281,964	$—	$—	$—	$—	$—	$(2,281,964)	$—
Chemicals	3,531,800	—	—	—	—	—	(3,531,800)	—
Integrated Energy	1,206,376	—	—	—	—	—	(1,206,376)	—
Life Insurance	450,000	—	—	—	—	—	(450,000)	—
Non-Captive Diversified	250,188	511	—	234,855	(485,554)	—	—	—
Convertible Bonds
Technology	330,330	5,474	13,291	13,905	(363,000)	—	—	—
Wirelines	3,222,400	—	—	—	—	—	(3,222,400)	—
Preferred Stocks
Convertible Preferred Stocks
REITs—Hotels	28,750	—	—	—	—	—	(28,750)	—

Total	$11,301,808	$5,985	$13,291	$248,760	$(848,554)	$—	$(10,721,290)	$—

Debt securities valued at $10,692,540 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund.

A preferred stock valued at $28,750 was transferred from Level 3 to Level 1 during the year ended September 30, 2010. At September 30, 2009, this security was valued using a broker-dealer bid quotation based on inputs unobservable to the Fund; at September 30, 2010, this security was valued at the market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$—	$—	$(9,372)	$5,074,976	$—	$—	$5,065,604
Ireland	4,139,625	2,399	(77,913)	6,195	(4,070,306)	—	—	—
Supranational	6,678,449	—	—	—	—	—	(6,678,449)	—
United States	14,464,520	—	—	—	—	—	(14,464,520)	—

Total	$25,282,594	$2,399	$(77,913)	$(3,177)	$1,004,670	$—	$(21,142,969)	$5,065,604

Debt securities valued at $21,142,969 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $14,464,520 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $6,678,449 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

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September 30, 2010

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$347,042	$229	$—	$29,672	$941,793	$—	$(347,043)	$971,693
Automotive	355,516	719	69,257	(29,740)	(371,861)	—	(23,891)	—
Chemicals	2,658,860	—	—	—	—	—	(2,658,860)	—
Non-Captive Consumer	3,195,119	35,188	(72,807)	198,621	(3,356,121)	—	—	—
Supranational	120,736	—	—	—	—	—	(120,736)	—
Convertible Bonds
Technology	1,204,840	45,293	114,831	(40,964)	(1,324,000)	—	—	—
Wirelines	2,342,600	—	—	—	—	—	(2,342,600)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	145,250	—	—	—	—	—	—	145,250
REITs—Hotels	12,650	—	—	—	—	—	(12,650)	—

Total	$10,382,613	$81,429	$111,281	$157,589	$(4,110,189)	$—	$(5,505,780)	$1,116,943

Debt securities valued at $5,493,130 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $5,372,394 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $120,736 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

A preferred stock valued at $12,650 was transferred from Level 3 to Level 1 during the year ended September 30, 2010. At September 30, 2009, this security was valued using a broker-dealer bid quotation based on inputs unobservable to the Fund; at September 30, 2010, this security was valued at the market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
ABS Car Loan	$—	$—	$—	$29	$159,971	$—	$—	$160,000
ABS Home Equity	92,043	—	(27,868)	81,718	(145,893)	—	—	—

Total	$92,043	$—	$(27,868)	$81,747	$14,078	$—	$—	$160,000

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September 30, 2010

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$106,635	$—	$(29,207)	$91,594	$(169,022)	$—	$—	$—
ABS Other	2,345,000	—	—	—	—	—	(2,345,000)	—
Airlines	1,697,038	—	—	—	—	—	(1,697,038)	—
Diversified Manufacturing	716,291	—	—	—	—	—	(716,291)	—
Non-Captive Consumer	656,624	403	42	32,643	(689,712)	—	—	—
Convertible Bonds
Technology	43,680	1,729	4,250	(1,659)	(48,000)	—	—	—

Total	$5,565,268	$2,132	$(24,915)	$122,578	$(906,734)	$—	$(4,758,329)	$—

Debt securities valued at $4,758,329 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts, futures contracts and swaps (including credit default swaps).

The Funds that may invest in foreign investments are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the funds. During the year ended September 30, 2010, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies and Inflation Protected Securities Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2010, Global Bond Fund and Intermediate Duration Bond Fund used futures contracts in accordance with this objective.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. The Funds may use credit default swaps to reduce their credit exposure to issuers of bonds they hold without having to sell the bonds. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of the fees paid by the protection buyer. During the year ended September 30, 2010, Global Bond Fund engaged in credit default swap transactions as a protection buyer for hedging purposes. As of September 30, 2010, there were no open swaps.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts and swap transactions. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

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September 30, 2010

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2010:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Interest Rate Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$4,053,591	—
Liabilities
Unrealized depreciation on forward foreign currency contracts	(3,197,621)	—
Payable to broker—variation margin on open futures contracts	—	(28,125	)*

* Unrealized depreciation on open futures contracts as of September 30, 2010 is $521,136.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Credit Contracts	Interest Rate Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$2,566,381	$—	$—
Swap agreements	—	(442,957)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency transactions*	(665,575)	—	—
Futures contracts	—	—	(521,136)
Swap agreements	—	197,561	—

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$1,234
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(1,234)

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$64,582
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	(21,914)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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September 30, 2010

Volume of derivative activity, as a percentage of net assets, for Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2010:

Global Bond Fund	Forwards	Swaps	Futures
Average Notional Amount Outstanding	8.56%	1.23%	0.22%
Highest Notional Amount Outstanding	14.13%	2.07%	2.60%
Lowest Notional Amount Outstanding	3.59%	0.00%	0.00%
Notional Amount Outstanding as of September 30, 2010	10.07%	0.00%	2.60%

Inflation Protected Securities Fund	Forwards
Average Notional Amount Outstanding	0.30%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2010	0.00%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.75%
Highest Notional Amount Outstanding	1.24%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2010	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.   Purchases and Sales of Securities. For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$293,032,225	$338,562,195	$4,695,271,508	$4,890,483,223
Fixed Income Fund	7,750,681	7,883,814	157,176,037	178,063,828
Global Bond Fund	354,088,251	330,180,629	1,910,076,406	1,695,385,485
Inflation Protected Securities Fund	5,378,163	6,532,380	219,462	307,412
Institutional High Income Fund	—	—	77,736,221	188,720,708
Intermediate Duration Bond Fund	12,104,629	3,994,535	8,704,479	8,890,725
Investment Grade Fixed Income Fund	—	11,397,273	114,855,827	163,016,479

6.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2010, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Next $1 billion	Next $1 billion	Next $12 billion	Over $15 billion
Bond Fund	0.60%	0.60%	0.60%	0.50%	0.49%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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September 30, 2010

For the year ended September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	0.70%	0.95%	1.20%
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	—
Inflation Protected Securities Fund	0.40%	0.65%	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Bond Fund	0.40%	0.65%	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2010, the management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Bond Fund	$97,620,601	$—	$97,620,601	0.51%	0.51%
Fixed Income Fund	3,919,095	—	3,919,095	0.50%	0.50%
Global Bond Fund	11,507,071	—	11,507,071	0.55%	0.55%
Inflation Protected Securities Fund	37,003	37,003	—	0.25%	0.00%
Institutional High Income Fund	2,377,372	—	2,377,372	0.60%	0.60%
Intermediate Duration Bond Fund	79,087	79,087	—	0.25%	0.00%
Investment Grade Fixed Income Fund	2,009,718	—	2,009,718	0.40%	0.40%

[1]	Management fee waivers are subject to possible recovery until September 30, 2011.

For the year ended September 30, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$—	$18,548	$18,548
Inflation Protected Securities Fund	2,919	75	—	2,994
Intermediate Duration Bond Fund	872	82	—	954

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund and Intermediate Duration Bond Fund in the amounts of $81,846 and $26,028, respectively, for the year ended September 30, 2010.2 Reimbursements owed to the Funds as of September 30, 2010 are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

[2]	Expense reimbursements are subject to possible recovery until September 30, 2011.

For the year ended September 30, 2010, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$356,045	$—	$356,045
Global Bond Fund	—	105,094	—	105,094

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

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September 30, 2010

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”), and the Bond Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Bond Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Bond Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Retail Class	Admin Class	Retail Class	Admin Class
Bond Fund	$—	$607,847	$19,813,675	$607,847
Global Bond Fund	—	—	2,444,133	—
Inflation Protected Securities Fund	—	—	33	—
Intermediate Duration Bond Fund	—	—	44	—

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Bond Fund	$9,127,874
Fixed Income Fund	376,477
Global Bond Fund	1,011,213
Inflation Protected Securities Fund	7,110
Institutional High Income Fund	190,407
Intermediate Duration Bond Fund	15,189
Investment Grade Fixed Income Fund	241,404

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries

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September 30, 2010

for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$4,763,812	$6,120,027	$277,813
Fixed Income Fund	—	—	—
Global Bond Fund	320,754	871,665	—
Inflation Protected Securities Fund	5,722	6	—
Institutional High Income Fund	5,100	—	—
Intermediate Duration Bond Fund	820	8	—
Investment Grade Fixed Income Fund	—	—	—

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Payments by Affiliates. For the year ended September 30, 2010, Loomis Sayles reimbursed Bond Fund and Institutional High Income Fund $111,332 and $2,783, respectively, for losses incurred in connection with a trading error.

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Notes to Financial Statements – continued

September 30, 2010

7.  Class-Specific Expenses. For the year ended September 30, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$5,215,384	$7,352,085	$291,485
Fixed Income Fund	3,435	—	—
Global Bond Fund	331,156	1,031,455	—
Inflation Protected Securities Fund	7,896	75	—
Institutional High Income Fund	8,326	—	—
Intermediate Duration Bond Fund	1,800	82	—
Investment Grade Fixed Income Fund	2,092	—	—

8.   Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. At September 30, 2010, Loomis Sayles Distributors, L.P. and Loomis Sayles Trust Co. LLC owned 257,791 shares, equal to 21.50% of Inflation Protected Securities Fund’s shares outstanding. At September 30, 2010, the Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Bond Fund	941,711	2,098,695
Fixed Income Fund	—	—
Global Bond Fund	—	473,892
Inflation Protected Securities Fund	—	272,362
Institutional High Income Fund	—	1,261,398
Intermediate Duration Bond Fund	—	66,197
Investment Grade Fixed Income Fund	—	—

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2010, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Fixed Income Fund	3	19.26%
Global Bond Fund	1	11.20%
Inflation Protected Securities Fund	3	28.69%
Intermediate Duration Bond Fund	5	87.47%
Investment Grade Fixed Income Fund	5	32.88%

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Notes to Financial Statements – continued

September 30, 2010

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	225,791,097	$3,060,935,314	447,762,869	$4,881,257,039
Issued in connection with the reinvestment of distributions	41,506,088	563,071,668	54,809,548	585,511,507
Issued from subscriptions-in-kind*	—	—	2,661,512	27,012,678
Redeemed	(314,876,391)	(4,250,749,039)	(310,096,324)	(3,370,767,748)

Net change	(47,579,206)	$(626,742,057)	195,137,605	$2,123,013,476

*	Issued in exchange for portfolio securities contributed to the Fund in-kind by shareholders on February 11, 2009 and March 6, 2009. Contributions included $8,628,801 of securities and $120,933 in receivables on February 11, 2009, and $17,854,274 of securities and $408,670 in receivables on March 6, 2009. These securities contributed on both dates were part of a portfolio that was previously managed by Loomis Sayles.

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	155,856,734	$2,110,792,790	262,029,984	$2,844,963,241
Issued in connection with the reinvestment of distributions	31,177,594	421,514,998	45,692,554	482,421,382
Redeemed	(195,407,565)	(2,642,018,934)	(296,153,704)	(3,178,299,099)

Net change	(8,373,237)	$(109,711,146)	11,568,834	$149,085,524

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,876,197	$92,742,622	6,268,750	$68,449,514
Issued in connection with the reinvestment of distributions	878,950	11,862,601	1,328,590	13,943,089
Redeemed	(6,397,886)	(86,086,907)	(7,894,921)	(85,275,059)

Net change	1,357,261	$18,518,316	(297,581)	$(2,882,456)

Increase (decrease) from capital share transactions	(54,595,182)	$(717,934,887)	206,408,858	$2,269,216,544

	Fixed Income Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,773,068	$76,057,230	12,051,705	$127,636,419
Issued in connection with the reinvestment of distributions	2,880,044	36,461,361	5,247,998	48,963,816
Redeemed	(10,449,999)	(137,737,563)	(9,798,873)	(111,769,348)

Increase (decrease) from capital share transactions	(1,796,887)	$(25,218,972)	7,500,830	$64,830,887

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Notes to Financial Statements – continued

September 30, 2010

	Global Bond Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	26,748,125	$431,989,257	19,335,028	$274,432,928
Issued in connection with the reinvestment of distributions	2,225,990	35,769,761	3,749,367	50,235,682
Issued from subscriptions-in-kind*	—	—	6,336,840	91,884,176
Redeemed	(17,516,539)	(281,002,249)	(45,498,904)	(622,417,697)

Net change	11,457,576	$186,756,769	(16,077,669)	$(205,864,911)

*	Issued in exchange for portfolio securities contributed to the Fund in-kind by shareholders on June 11, 2009. Contributions included $90,341,115 of securities and $1,543,061 in receivables. These securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	23,865,070	$381,825,710	19,906,248	$283,551,918
Issued in connection with the reinvestment of distributions	1,915,462	30,512,388	3,660,217	48,438,738
Redeemed	(22,406,075)	(355,736,901)	(41,022,745)	(552,609,501)

Net change	3,374,457	$56,601,197	(17,456,280)	$(220,618,845)

Increase (decrease) from capital share transactions	14,832,033	$243,357,966	(33,533,949)	$(426,483,756)

	Inflation Protected Securities Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	791,178	$8,469,372	390,294	$3,782,304
Issued in connection with the reinvestment of distributions	39,383	421,149	12,682	124,583
Redeemed	(973,654)	(10,475,324)	(693,739)	(6,657,359)

Net change	(143,093)	$(1,584,803)	(290,763)	$(2,750,472)

Retail Class*	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,779	$73,519	—	$—
Issued in connection with the reinvestment of distributions	20	221	—	—
Redeemed	—	—	—	—

Net change	6,799	$73,740	—	$—

Increase (decrease) from capital share transactions	(136,294)	$(1,511,063)	(290,763)	$(2,750,472)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.

	Institutional High Income Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,849,076	$67,432,762	39,568,017	$226,395,012
Issued in connection with the reinvestment of distributions	3,532,180	25,502,337	3,472,385	16,528,551
Redeemed	(26,865,854)	(202,621,617)	(12,239,881)	(73,272,876)

Increase (decrease) from capital share transactions	(14,484,598)	$(109,686,518)	30,800,521	$169,650,687

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Notes to Financial Statements – continued

September 30, 2010

	Intermediate Duration Bond Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	763,776	$7,876,084	100,635	$921,405
Issued in connection with the reinvestment of distributions	110,093	1,123,452	127,709	1,149,588
Redeemed	(196,295)	(2,008,973)	(1,067,803)	(9,409,096)

Net change	677,574	$6,990,563	(839,459)	$(7,338,103)

Retail Class*	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,573	$120,851	—	$—
Issued in connection with the reinvestment of distributions	38	401	—	—
Redeemed	(3,835)	(40,575)	—	—

Net change	7,776	$80,677	—	$—

Increase (decrease) from capital share transactions	685,350	$7,071,240	(839,459)	$(7,338,103)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,726,576	$47,540,397	20,294,294	$215,850,024
Issued in connection with the reinvestment of distributions	1,587,990	20,286,002	2,114,771	22,338,478
Redeemed	(12,508,551)	(159,771,890)	(4,465,866)	(50,432,732)

Increase (decrease) from capital share transactions	(7,193,985)	$(91,945,491)	17,943,199	$187,755,770

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund (formerly Loomis Sayles Intermediate Duration Fixed Income Fund), and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

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Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trust was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,441,815,530	17,903,098
Wendell J. Knox	1,441,546,136	18,172,492
Erik R. Sirri	1,441,468,045	18,250,582
Peter J. Smail	1,439,322,473	20,396,155

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trust: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

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2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Bond	1.56%
Fixed Income	2.45%
Institutional High Income	2.14%
Investment Grade Fixed Income	0.56%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2010, unless subsequently determined to be different.

Fund	Amount
Institutional High Income	$11,002

Qualified Dividend Income. For the fiscal year ended September 30, 2010, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Fund

Bond

Fixed Income

Institutional High Income

Investment Grade Fixed Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee since 2002 Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri[1] (1958)	Trustee since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail[1] (1952)	Trustee since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief Executive Officer—U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
1	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.
2	Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
3	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer—U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers Of The Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	Executive Vice President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

ANNUAL REPORT

SEPTEMBER 30, 2010

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Dan Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSIOX

Objective:

High current income.

Capital Appreciation is the Fund’s secondary objective.

Strategy:

Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date:

April 12, 2004

Net Assets:

$65.6 million

Market Conditions

A high-yield rally that emerged in early 2009 kept its momentum until May 2010, when concerns about European sovereign debt caused yields on lower-quality credits to drift higher and prices lower. Consumer confidence waned during the second quarter, as investors questioned the sustainability of the U.S. recovery. Uncertainty weighed on the high-yield market and caused investors to flee to the quality and perceived safety of U.S. Treasury securities. This caused a substantial flattening of the yield curve. Given the low interest-rate environment, many investors reached out to the long end of the curve in search of higher yields. Risk appetite returned during the third quarter, as the prospects of European Union intervention, coupled with slightly improving U.S. economic data, helped to diminish fears.

Performance Results

For the 12 months ended September 30, 2010, Loomis Sayles High Income Opportunities Fund returned 18.88%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 18.44% for the period.

Explanation of Fund Performance

As the yield curve flattened during the period, the fund’s longer-than-benchmark duration strategy provided the largest contribution to performance. In addition, the fund’s positioning within below investment-grade industrials contributed to its strong performance, primarily due to low default rates combined with improving credit trends. Furthermore, an out-of-benchmark allocation to investment-grade credit bolstered fund performance, driven by strong security selection within the financials sector.

While the fund’s high-yield financials generated positive absolute performance for the period, an underweight position compared with the benchmark provided the largest drag on relative performance. In addition, weak security selection and an underweight position in lower-rated high-yield securities — those with Caa and Ca credit ratings — weighed on the fund’s relative performance. Security selection within the high-yield utilities sector also detracted from the fund’s relative results.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing should continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. We believe the fund remains positioned to take advantage of the slowly improving global economy. We continue to see what we believe to be incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

1  |

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	Since inception(a)
Institutional Class (Inception 4/12/04)	18.88%	7.82%	8.44%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	18.44	8.37	8.07
Lipper High Current Yield Funds Index(b)	17.16	6.00	6.21

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to September 30, 2010

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the Indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

What you should know

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by U.S. government agencies are not insured by and may not be guaranteed by the U.S. government.

Because the fund can invest a significant percentage of assets in foreign securities, the value of fund shares can be adversely affected by changes in currency exchange rates, and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Funds that invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Because the fund can invest a significant percentage of assets in debt securities that are rated below investment grade, the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. These events could reduce or eliminate the capacity of issuers of these securities to make principal and interest payments. Lower-rated debt securities have speculative characteristics because of the credit risk of their issuers and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the fund. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Fund and manager review

FUND FACTS

Managers:

Clifton Rowe, CFA

Alessandro Pagani, CFA

Symbol:

Institutional Class	LSSAX

Objective:

High level of current income consistent with capital preservation.

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date:

March 2, 2006

Net Assets:

$653.3 million

Market Conditions

Interest rates declined during the 12-month period that ended September 30, 2010, due to a weaker-than-expected economic rebound and the Federal Reserve Board’s (the Fed’s) commitment to a low interest-rate policy. While growth was tepid, the probability of severely negative economic scenarios diminished. As a result, yield spreads on non-government-related bonds declined significantly, generating strong price appreciation. Additionally, ongoing challenges in the mortgage markets meant many borrowers with high interest rates were unable to refinance. This led to slower-than-expected prepayments on premium mortgage-backed securities (MBS) issued by government-sponsored entities (GSEs), which contributed to strong performance.

Performance Results

For the 12 months ended September 30, 2010, Loomis Sayles Securitized Asset Fund returned 15.24%. The fund outperformed its benchmark, the Barclays Capital U.S. Securitized Bond Index, which returned 7.06% for the period.

Explanation of Fund Performance

The fund’s strong performance relative to the benchmark was driven primarily by holdings in sectors that offer a yield advantage relative to Treasuries. These included commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and residential mortgage-backed securities (RMBS). These sectors generally performed well during the period, except in the second quarter of 2010, when concerns about European sovereign debt caused yield spreads to widen. Nevertheless, as investors shifted their focus toward yield opportunities in the U.S. fixed-income markets, they favored these sectors, which offered a compelling combination of good credit quality and attractive yields. Furthermore, strong investor demand helped generate price appreciation within these sectors.

Investor risk appetites remained strong throughout most of the period, causing a shift out of high-quality securities and into higher-yielding sectors. This sentiment led to underperformance for the fund’s MBS issued by GSEs. Furthermore, in the period’s declining-rate environment, longer-maturity securities outperformed shorter-maturity securities. The fund’s overweight in shorter-maturity holdings had a negative impact on performance.

In terms of derivatives exposure, we continued to use U.S. Treasury futures to remove undesired exposure to interest-rate fluctuations. We also routinely purchased and sold mortgage “TBAs” to manage the fund’s mortgage exposure. See Note 2 of Notes to Financial Statements for a description of TBA securities.

Outlook

We expect the Fed to maintain its current interest-rate policy well into 2011, and we do not foresee any significant shift in the yield curve. Over time, interest rates should gradually rise, as modest economic growth persists. We will continue to look for opportunities to take advantage of the steep yield curve while focusing on income rather than price appreciation. We are maintaining an underweight position in MBS issued by GSEs. This sector continues to offer a modest yield advantage with strong credit quality, and we expect it to benefit from a relatively stable interest-rate environment. The fund remains overweight in the CMBS and ABS sectors. Although we expect fundamental weakness to persist in the mortgage and consumer loan markets, we believe the securities we hold are well protected from credit risk, via credit enhancements such as subordination and excess spread, and continue to offer compelling value and attractive yields.

3  |

LOOMIS SAYLES SECURITIZED ASSET FUND

Average Annual Returns

September 30, 2010

	1 year	3 years	Since inception(a)
Institutional Class (Inception 3/2/06)	15.24%	9.52%	7.94%

Comparative Performance
Barclays Capital U.S. Securitized Bond Index(b)	7.06	7.21	6.49
Lipper U.S. Mortgage Funds Index(b)	7.63	6.59	5.86

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to September 30, 2010

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

What you should know

Investments in mortgage securities are subject to prepayment risk, which can limit the potential for gain during a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Fixed income investments entail interest rate risk (as interest rates rise bond prices usually fall), the risk of issuer default, issuer credit risk and inflation risk. The fund may invest in derivatives; this leverage can increase market exposure and magnify investment risks.

|  4

ADDITIONAL INFORMATION

Index Definitions

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper U.S. Mortgage Funds Index is an unmanaged index that tracks the average performance of the 30 largest U.S. mortgage funds according to Lipper Inc.

Source: Lipper, Inc.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2010 through September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,062.30	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*Expenses are equal to the Fund's annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,060.50	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*Expenses are equal to the Fund's annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

5  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to the Funds, the Board concluded that the performance of the Funds or other factors relevant to performance supported renewal of each of the Agreements.

|  6

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. The Trustees also took into account the demands, complexity and quality of the investment management of the Funds and the need for the Adviser to offer competitive compensation. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee, of 0%, charged to each of the Funds was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

7  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 91.7% of Net Assets

Non-Convertible Bonds – 82.0%

	ABS Home Equity – 1.4%
$250,000	Asset Backed Funding Certificates, Series 2006-HE1, Class A2B, 0.366%, 1/25/2037(b)	$141,947
80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	62,509
275,000	GSAMP Trust, Series 2006-HE5, Class A2C, 0.406%, 8/25/2036(b)	120,823
75,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.776%, 3/25/2035(b)	43,437
125,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.706%, 6/25/2035(b)	86,329
100,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.906%, 10/25/2034(b)	75,348
225,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.756%, 7/25/2035(b)	160,239
121,069	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.906%, 12/26/2034(b)	101,513
188,661	Structured Asset Securities Corp., Series 2007-EQ1, Class A2, 0.346%, 3/25/2037(b)	122,934

		915,079

	ABS Other – 0.1%
73,190	Diamond Resorts Owner Trust, Series 2009-1, Class B, 12.000%, 3/20/2026, 144A	68,970

	Aerospace & Defense – 1.3%
885,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	840,750
35,000	Oshkosh Corp., 8.250%, 3/01/2017	37,625

		878,375

	Airlines – 3.1%
20,294	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	20,294
140,710	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	144,228
50,324	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	49,821
117,894	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	114,357
126,405	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	121,664

Principal Amount	Description	Value (†)

	Airlines – continued
$13,516	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	$13,651
66,162	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	64,508
198,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	214,830
203,140	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	213,033
626,946	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	630,080
422,145	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	426,701

		2,013,167

	Automotive – 3.4%
75,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	75,938
139,000	Cummins, Inc., 6.750%, 2/15/2027	151,431
165,000	Ford Motor Co., 6.625%, 2/15/2028	156,337
35,000	Ford Motor Co., 7.125%, 11/15/2025	34,213
775,000	Ford Motor Co., 7.450%, 7/16/2031	807,937
110,000	Ford Motor Co., 7.500%, 8/01/2026	110,000
225,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	254,333
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	294,400
125,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	141,563
200,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	212,500

		2,238,652

	Building Materials – 1.6%
110,000	Masco Corp., 4.800%, 6/15/2015	108,175
155,000	Masco Corp., 6.500%, 8/15/2032	133,025
130,000	Owens Corning, Inc., 7.000%, 12/01/2036	130,919
720,000	USG Corp., 6.300%, 11/15/2016	624,600
30,000	USG Corp., 9.500%, 1/15/2018	29,437

		1,026,156

	Chemicals – 1.6%
60,000	Georgia Gulf Corp., 9.000%, 1/15/2017, 144A	62,850
675,000	Hercules, Inc., 6.500%, 6/30/2029	551,812
110,000	Koppers, Inc., 7.875%, 12/01/2019	114,675

See accompanying notes to financial statements.

|  8

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Chemicals – continued
$165,000	LBI Escrow Corp., 8.000%, 11/01/2017, 144A	$180,263
150,000	Methanex Corp., 6.000%, 8/15/2015	148,392

		1,057,992

	Collateralized Mortgage Obligations – 2.7%
157,023	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.516%, 1/25/2036(b)	94,691
44,590	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.358%, 10/25/2034(b)	32,757
136,375	Banc of America Funding Corp., Series 2005-5, Class 1A11, 5.500%, 9/25/2035	127,340
158,603	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.876%, 11/25/2035(b)	138,148
198,172	Impac CMB Trust, Series 2005-3, Class A1, 0.496%, 8/25/2035(b)	132,347
176,953	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 5.170%, 4/25/2035(b)	147,571
264,140	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.756%, 1/25/2036(b)	176,414
283,713	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	232,439
111,808	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.008%, 3/25/2035(b)	96,663
48,233	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A1, 2.307%, 12/25/2034(b)	45,191
208,699	Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 5.254%, 11/25/2037(b)	143,311
394,781	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.436%, 11/25/2036(b)	222,913
210,407	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.954%, 4/25/2035(b)	200,890

		1,790,675

	Commercial Mortgage-Backed Securities – 0.2%
100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	99,397

	Construction Machinery – 1.1%
180,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.250%, 11/15/2019	191,250
140,000	Terex Corp., 8.000%, 11/15/2017	140,175
400,000	United Rentals North America, Inc., 7.000%, 2/15/2014	400,000

		731,425

Principal Amount	Description	Value (†)

	Consumer Cyclical Services – 0.0%
$4,000	KAR Auction Services, Inc., 10.000%, 5/01/2015	$4,200

	Consumer Products – 0.2%
120,000	Visant Corp., 10.000%, 10/01/2017, 144A	125,400

	Electric – 5.1%
20,000	AES Corp. (The), 8.000%, 10/15/2017	21,600
325,000	AES Corp. (The), 8.000%, 6/01/2020	352,625
52,975	CE Generation LLC, 7.416%, 12/15/2018	54,346
195,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	133,088
325,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	195,813
350,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	239,750
525,000	Edison Mission Energy, 7.625%, 5/15/2027	353,062
460,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	220,800
355,000	NSG Holdings LLC, 7.750%, 12/15/2025, 144A	323,050
345,000	RRI Energy, Inc., 7.875%, 6/15/2017	321,713
160,000	TXU Corp., Series P, 5.550%, 11/15/2014	85,600
1,415,000	TXU Corp., Series Q, 6.500%, 11/15/2024	541,237
515,000	TXU Corp., Series R, 6.550%, 11/15/2034	195,700
365,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	331,310

		3,369,694

	Food & Beverage – 0.2%
110,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	117,975

	Gaming – 0.7%
290,000	MGM MIRAGE, 7.500%, 6/01/2016	245,050
145,000	MGM MIRAGE, 7.625%, 1/15/2017	122,162
115,000	MGM MIRAGE, 9.000%, 3/15/2020, 144A	121,038

		488,250

	Government Owned – No Guarantee – 0.4%
300,000	DP World Ltd., 6.850%, 7/02/2037, 144A	280,586

	Healthcare – 6.1%
15,000	HCA, Inc., 5.750%, 3/15/2014	14,794
510,000	HCA, Inc., 6.375%, 1/15/2015	508,725

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$720,000	HCA, Inc., 6.500%, 2/15/2016	$720,000
430,000	HCA, Inc., 7.050%, 12/01/2027	378,400
30,000	HCA, Inc., 7.500%, 12/15/2023	28,200
840,000	HCA, Inc., 7.500%, 11/06/2033	770,700
160,000	HCA, Inc., 7.690%, 6/15/2025	149,600
40,000	HCA, Inc., 8.360%, 4/15/2024	39,200
200,000	HCA, Inc., MTN, 7.580%, 9/15/2025	186,000
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	18,400
330,000	Quintiles Transnational Corp., 9.500%, 12/30/2014, 144A(d)	339,075
1,015,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	822,150

		3,975,244

	Home Construction – 2.0%
390,000	KB Home, 5.875%, 1/15/2015	368,550
265,000	KB Home, 6.250%, 6/15/2015	253,075
290,000	KB Home, 7.250%, 6/15/2018	271,875
475,000	Pulte Group, Inc., 6.000%, 2/15/2035	356,250
100,000	Pulte Group, Inc., 6.375%, 5/15/2033	80,000

		1,329,750

	Independent Energy – 4.0%
260,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	278,281
1,320,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,361,036
335,000	QEP Resources, Inc., 6.875%, 3/01/2021	362,638
620,000	Swift Energy Co., 7.125%, 6/01/2017	613,800

		2,615,755

	Industrial Other – 0.7%
305,000	Chart Industries, Inc., 9.125%, 10/15/2015	314,150
155,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	139,500

		453,650

	Lodging – 0.7%
55,000	Felcor Lodging LP, 10.000%, 10/01/2014	59,744
50,000	Host Marriott LP, Series O, 6.375%, 3/15/2015	51,187
315,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	327,600

		438,531

Principal Amount	Description	Value (†)

	Media Cable – 1.8%
$640,000	CSC Holdings LLC, 7.625%, 7/15/2018	$689,600
300,000	Virgin Media Finance PLC, 8.375%, 10/15/2019	329,250
175,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	187,250

		1,206,100

	Media Non-Cable – 0.7%
395,000	Intelsat Luxembourg SA, 11.250%, 2/04/2017	423,144

	Metals & Mining – 1.1%
400,000	Prime Dig Pte Ltd., 11.750%, 11/03/2014, 144A	415,000
80,000	United States Steel Corp., 6.050%, 6/01/2017	79,300
275,000	United States Steel Corp., 6.650%, 6/01/2037	244,062

		738,362

	Non-Captive Consumer – 2.7%
120,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	110,700
500,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	395,000
300,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	250,500
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	51,838
850,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	653,625
306,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	309,080

		1,770,743

	Non-Captive Diversified – 6.1%
1,375,000	Ally Financial, Inc., 6.750%, 12/01/2014	1,432,578
41,000	Ally Financial, Inc., 6.875%, 8/28/2012	42,794
63,000	Ally Financial, Inc., 7.000%, 2/01/2012	65,126
60,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	63,900
331,000	Ally Financial, Inc., 8.000%, 11/01/2031	354,997
95,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	103,550
45,000	CIT Group, Inc., 7.000%, 5/01/2016	44,325
675,000	CIT Group, Inc., 7.000%, 5/01/2017	660,656
30,000	International Lease Finance Corp., 5.875%, 5/01/2013	30,000
365,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	359,981

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$30,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	$29,438
185,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	179,450
340,000	International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	340,850
130,000	iStar Financial, Inc., 5.150%, 3/01/2012	110,500
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	56,813
190,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	150,575

		4,025,533

	Oil Field Services – 1.5%
680,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	615,400
130,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	131,950
235,000	Pioneer Drilling Co., 9.875%, 3/15/2018, 144A	240,287

		987,637

	Paper – 2.3%
249,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	264,251
495,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	512,325
190,000	Westvaco Corp., 7.950%, 2/15/2031	205,129
455,000	Westvaco Corp., 8.200%, 1/15/2030	497,637

		1,479,342

	Refining – 0.9%
500,000	Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	457,500
150,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	130,500

		588,000

	REITs – Shopping Centers – 0.3%
190,000	Developers Diversified Realty Corp., 7.875%, 9/01/2020	196,870

	Retailers – 3.9%
155,000	Dillard’s, Inc., 6.625%, 1/15/2018	149,575
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	420,000
175,000	Dillard’s, Inc., 7.130%, 8/01/2018	171,062
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	71,063
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	263,900
20,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	19,300

Principal Amount	Description	Value (†)

	Retailers – continued
$5,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	$14,850
180,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	173,700
300,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	303,750
985,000	Toys R Us, Inc., 7.375%, 10/15/2018	940,675

		2,527,875

	Supermarkets – 2.4%
70,000	American Stores Co., 8.000%, 6/01/2026	58,888
1,075,000	New Albertson’s, Inc., 7.450%, 8/01/2029	870,750
220,000	New Albertson’s, Inc., 7.750%, 6/15/2026	186,450
30,000	New Albertson’s, Inc., 8.000%, 5/01/2031	24,450
605,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	442,406

		1,582,944

	Technology – 6.1%
90,000	Activant Solutions, Inc., 9.500%, 5/01/2016	85,950
125,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	129,062
190,000	Advanced Micro Devices, Inc., 8.125%, 12/15/2017	200,450
3,020,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,197,050
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	209,525
570,000	First Data Corp., 9.875%, 9/24/2015	465,975
860,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	559,000
125,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	34,375
90,000	Xerox Capital Trust I, 8.000%, 2/01/2027	91,572

		3,972,959

	Textile – 0.5%
425,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	346,375

	Transportation Services – 1.1%
185,000	APL Ltd., 8.000%, 1/15/2024(c)	126,725
25,426	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	24,155
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)	282,959
155,000	Overseas Shipholding Group, 7.500%, 2/15/2024	134,075
130,000	Teekay Corp., 8.500%, 1/15/2020	141,537

		709,451

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wireless – 3.8%
$170,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	$170,850
10,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	10,063
520,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	517,400
125,000	NII Capital Corp., 8.875%, 12/15/2019	138,906
760,000	NII Capital Corp., 10.000%, 8/15/2016	864,500
311,000	Sprint Capital Corp., 6.875%, 11/15/2028	284,565
30,000	Sprint Capital Corp., 6.900%, 5/01/2019	30,150
502,000	Sprint Nextel Corp., 6.000%, 12/01/2016	495,725

		2,512,159

	Wirelines – 10.2%
765,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	699,975
300,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	323,250
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	167,200
205,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	199,875
257,785	FairPoint Communications, Inc., 13.125%, 4/02/2018(e)	19,012
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	13,800
80,000	Frontier Communications Corp., 7.125%, 3/15/2019	82,000
325,000	Frontier Communications Corp., 7.450%, 7/01/2035	282,750
805,000	Frontier Communications Corp., 7.875%, 1/15/2027	813,050
500,000	Global Crossing Ltd., 12.000%, 9/15/2015	565,000
790,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	703,100
835,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	784,900
1,030,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,030,000
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	451,200
315,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	318,150
190,000	Qwest Corp., 6.875%, 9/15/2033	187,625
10,000	Qwest Corp., 7.250%, 9/15/2025	10,500

		6,651,387

	Total Non-Convertible Bonds
	(Identified Cost $53,893,276)	53,737,804

Principal Amount	Description	Value (†)

Convertible Bonds – 9.7%

	Automotive – 1.7%
$75,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	$68,250
640,000	Ford Motor Co., 4.250%, 11/15/2016	955,200
115,000	Navistar International Corp., 3.000%, 10/15/2014	129,231

		1,152,681

	Diversified Manufacturing – 0.7%
170,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	166,600
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	298,650

		465,250

	Electric – 0.7%
330,000	CMS Energy Corp., 5.500%, 6/15/2029	442,613

	Healthcare – 0.9%
445,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	411,625
165,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	164,175

		575,800

	Independent Energy – 0.1%
90,000	Penn Virginia Corp., 4.500%, 11/15/2012	87,750

	Lodging – 0.5%
355,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	346,125

	Media Non-Cable – 0.1%
151,032	Liberty Media LLC, 3.500%, 1/15/2031	80,424

	Metals & Mining – 0.4%
230,000	Peabody Energy Corp., 4.750%, 12/15/2066	256,450

	Non-Captive Diversified – 0.0%
5,000	iStar Financial, Inc., 1.033%, 10/01/2012(b)	3,813

	Pharmaceuticals – 1.0%
325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	595,969
50,000	Kendle International, Inc., 3.375%, 7/15/2012	46,187

		642,156

	Technology – 2.2%
119,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	117,066
5,000	Ciena Corp., 0.250%, 5/01/2013	4,463
450,000	Ciena Corp., 0.875%, 6/15/2017	327,937
30,000	Ciena Corp., 4.000%, 3/15/2015	32,213

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$435,000	Intel Corp., 2.950%, 12/15/2035	$430,106
440,000	Intel Corp., 3.250%, 8/01/2039	513,700

		1,425,485

	Wirelines – 1.4%
1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	903,727

	TOTAL CONVERTIBLE BONDS
	(Identified Cost $5,453,315)	6,382,274

	TOTAL BONDS AND NOTES
	(Identified Cost $59,346,591)	60,120,078

	BANK LOANS – 0.2%
	Media Non-Cable – 0.1%
181,970	Tribune Company, Term Loan X, 5.000%, 6/04/2009(e)(h)(i)	115,324

	Wirelines – 0.1%
62,293	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(d)(h)	47,498

	Total Bank Loans
	(Identified Cost $234,649)	162,822

Shares

Preferred Stocks – 2.5%

Convertible Preferred Stocks – 1.9%

	Automotive – 0.5%
6,225	Ford Motor Co. Capital Trust II, 6.500%	298,240

	Capital Markets – 0.3%
5,724	Newell Financial Trust I, 5.250%	226,456

	Electric Utilities – 0.6%
7,975	AES Trust III, 6.750%	389,280

	Oil, Gas & Consumable Fuels – 0.5%
8,050	El Paso Energy Capital Trust I, 4.750%	307,912

	Total Convertible Preferred Stocks
	(Identified Cost $1,044,538)	1,221,888

	Non-Convertible Preferred Stock – 0.6%

	Banking – 0.6%
	Ally Financial, Inc., Series G, 7.000%, 144A
428	(Identified Cost $103,539)	385,267

	Total Preferred Stocks
	(Identified Cost $1,148,077)	1,607,155

Shares	Description	Value (†)

Common Stocks – 0.3%

	Media – 0.0%
321	Dex One Corp.(f)	$3,942

	Oil, Gas & Consumable Fuels – 0.3%
9,278	Chesapeake Energy Corp.	210,146

	Total Common Stocks
	(Identified Cost $430,632)	214,088

Principal Amount

Short-Term Investments – 3.2%
$365	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $365 on 10/01/2010 collateralized by $5,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $5,476 including accrued interest (Note 2 of Notes to Financial Statements)	365
2,082,960	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $2,082,960 on 10/01/2010 collateralized by $2,110,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $2,125,825 including accrued interest (Note 2 of Notes to Financial Statements)	2,082,960

	Total Short-Term Investments
	(Identified Cost $2,083,325)	2,083,325

	Total Investments – 97.9%
	(Identified Cost $63,243,274)(a)	64,187,468
	Other Assets Less Liabilities—2.1%	1,372,288

	Net Assets – 100.0%	$65,559,756

(†)See Note 2 of Notes to Financial Statements.
(a)Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $63,649,648 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,608,072
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,070,252)

Net unrealized appreciation	$537,820

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of this security amounted to $1,582,562 or 2.4% of net assets.
(d)	All or a portion of interest payment is paid-in-kind.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(i)	Issuer has filed for bankruptcy.

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Opportunities Fund – continued

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $7,787,731 or 11.9% of net assets.

ABS	Asset-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2010 (Unaudited)

Wirelines	11.7%
Technology	8.3
Healthcare	7.0
Non-Captive Diversified	6.1
Electric	5.8
Automotive	5.6
Independent Energy	4.1
Retailers	3.9
Wireless	3.8
Airlines	3.1
Collateralized Mortgage Obligations	2.7
Non-Captive Consumer	2.7
Supermarkets	2.4
Paper	2.3
Home Construction	2.0
Other Investments, less than 2% each	23.2
Short-Term Investments	3.2

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 100.2% of Net Assets

	ABS Car Loan – 6.8%
$2,795,236	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.707%, 8/15/2018, 144A(b)	$2,795,236
2,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A, 9.310%, 10/20/2013, 144A	3,101,465
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,508,796
481,524	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.287%, 5/15/2013(b)	478,560
800,000	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	832,542
1,500,000	CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.740%, 4/15/2014	1,519,453
841,387	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	889,650
1,475,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	1,477,848
2,195,000	Chrysler Financial Lease Trust, Series 2010-A, Class C, 4.490%, 9/16/2013, 144A	2,197,246
1,135,000	Daimler Chrysler Auto Trust, Series 2008-B, Class A4A, 5.320%, 11/10/2014	1,191,690
2,740,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	2,874,608
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,520,927
2,300,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,384,495
1,305,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	1,404,526
5,755,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.906%, 1/26/2015, 144A(b)	5,770,223
576,715	Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	583,875
8,490,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.407%, 1/15/2015, 144A(b)	8,617,296

		44,148,436

	ABS Credit Card – 6.9%
1,895,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.477%, 3/15/2017(b)	1,875,776
2,670,000	Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 0.297%, 7/15/2020(b)	2,575,523

Principal Amount	Description	Value (†)

	ABS Credit Card – continued
$2,300,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.507%, 4/15/2019(b)	$2,206,816
1,750,000	Chase Issuance Trust, Series 2007-C1, Class C1, 0.717%, 4/15/2019(b)	1,627,701
1,150,000	Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2, 0.726%, 3/24/2017(b)	1,064,534
4,215,000	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019	5,053,150
3,305,000	Discover Card Master Trust, Series 2007-A1, Class A1, 5.650%, 3/16/2020	3,930,384
1,335,000	GE Capital Credit Card Master Note Trust, Series 2007-2, Class B, 0.437%, 3/15/2015(b)	1,294,878
2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	3,091,902
4,975,000	GE Credit Capital Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,471,261
2,070,000	MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.517%, 8/16/2021(b)	2,007,955
3,130,000	MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.157%, 11/15/2016(b)	3,028,053
1,520,000	World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 0.387%, 2/15/2017, 144A(b)	1,471,319
9,695,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	10,060,538

		44,759,790

	ABS Home Equity – 0.9%
2,228,800	Bear Stearns Asset Backed Securities Trust, Series 2006-HE3, Class A3, 0.536%, 4/25/2036(b)	1,464,821
701,980	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	654,963
713,119	Countrywide Asset-Backed Certificates, Series 2006-S3, Class A1, 0.366%, 6/25/2021(b)	601,786
1,689,826	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	345,569
1,257,506	GSAMP Trust, Series 2005-WMC3, Class A2B, 0.496%, 12/25/2035(b)	1,009,784
2,312,641	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.406%, 7/25/2036(b)	1,781,627

		5,858,550

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – 2.3%
$1,820,161	CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	$1,876,929
1,387,136	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	1,439,569
4,588,503	Premium Yield Facility, Series 2010-A, 6.080%, 2/20/2026, 144A(c)	4,588,503
1,786,788	Sierra Receivables Funding Co., Series 2007-1A, Class A2, 0.407%, 3/20/2019, 144A(b)	1,668,529
135,798	Sierra Receivables Funding Co., Series 2009-1A, Class A1, 9.790%, 12/22/2025, 144A	138,351
732,123	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	742,142
1,662,761	Sierra Receivables Funding Co., Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	1,698,899
2,917,964	Sierra Receivables Funding Co., Series 2010-2A, Class A, 3.840%, 11/20/2025, 144A	2,948,443

		15,101,365

	Collateralized Mortgage Obligations – 4.4%
1,094,694	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	682,380
797,606	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.967%, 7/25/2021(b)	616,481
524,475	Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 3.082%, 4/20/2035(b)	172,323
2,797,000	Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035(d)	3,156,078
10,844,052	Federal National Mortgage Association, Series 2003-26, Class OI, 5.500%, 11/25/2032(d)(e)	793,252
10,000,000	Federal National Mortgage Association, Series 2004-2, Class QK, 4.000%, 9/25/2017(d)	10,443,655
4,509,158	First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 6.175%, 6/25/2036(b)	2,324,606
823,304	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.595%, 7/25/2035(b)	751,442
465,633	Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	377,136
1,956,039	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	1,736,972
104,613	Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	92,629

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$9,231,978	Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 6.299%, 11/25/2036(b)	$7,408,662
566,900	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.862%, 10/25/2035(b)	511,161

		29,066,777

	Commercial Mortgage-Backed Securities – 29.5%
50,189	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	50,327
189,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.190%, 9/10/2047(b)	208,077
350,000	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.740%, 5/10/2045(b)	383,902
460,000	Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	469,575
6,017,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	6,299,543
412,475	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	422,123
142,222	Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.480%, 2/15/2035	144,195
105,688	Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042	107,597
2,725,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,803,934
1,200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.717%, 6/11/2040(b)	1,302,997
7,500,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	8,108,909
5,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/2048	5,441,921
7,500,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	7,773,031
250,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.767%, 6/10/2046(b)	277,006
4,860,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.826%, 6/15/2038(b)	5,322,906
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,255,520

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Commercial Mortgage-Backed Securities – continued
$5,688,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.721%, 6/15/2039(b)	$5,669,157
5,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	4,969,871
7,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	7,015,804
1,508,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.214%, 2/15/2041(b)	1,590,338
7,510,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	7,859,419
8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,218,154
125,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	136,348
744,377	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039	743,994
4,515,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	4,854,848
447,267	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	452,517
6,730,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	7,246,435
7,500,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	7,988,322
12,500,000	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.808%, 8/10/2045(b)	13,063,052
80,055	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.260%, 3/15/2033	80,411
7,500,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	8,165,344
3,200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,354,204
7,585,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	7,891,560

Principal Amount	Description	Value (†)

Commercial Mortgage-Backed Securities – continued
$275,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	$281,728
2,440,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,641,364
7,500,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038	8,024,992
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.416%, 2/12/2039(b)	1,107,531
250,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.908%, 6/12/2046(b)	277,982
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046	1,063,005
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	7,549,957
5,280,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	5,729,871
3,315,000	Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.206%, 11/14/2042(b)	3,658,064
5,000,000	Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	5,356,191
555,000	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.739%, 8/12/2041(b)	600,408
5,275,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	5,475,706
7,381,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.880%, 6/11/2049(b)	7,894,558
23,902	Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	24,321
7,600,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	8,204,342

		192,561,361

	Hybrid ARMs – 1.9%
256,428	FHLMC, 2.771%, 1/01/2035(b)(d)	267,544
3,722,881	FHLMC, 5.905%, 2/01/2037(b)(d)	3,959,062
3,323,687	FHLMC, 5.971%, 11/01/2036(b)(d)	3,548,775
1,864,729	FNMA, 5.706%, 9/01/2036(b)(d)	1,970,687
2,245,211	FNMA, 6.000%, 2/01/2037(b)(d)	2,397,399

		12,143,467

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – 47.5%
$25,072,302	FHLMC, 5.000%, with various maturities from 2022 to 2040(d)(f)	$26,506,418
35,528,975	FHLMC, 5.500%, with various maturities from 2035 to 2040(d)(f)	37,713,318
16,216,838	FHLMC, 6.000%, with various maturities from 2036 to 2037(d)(f)	17,481,243
87,577	FHLMC, 6.500%, 1/01/2038(d)	95,503
12,450,000	FHLMC (TBA), 4.500%, 6/01/2020(g)	13,091,947
33,000,000	FHLMC (TBA), 5.000%, 8/01/2036(g)	34,660,296
20,000,000	FHLMC (TBA), 6.000%, 11/01/2035(g)	21,440,620
529,880	FNMA, 4.500%, 10/01/2035(d)	556,546
12,404,224	FNMA, 5.500%, with various maturities from 2034 to 2036(d)(f)	13,349,356
8,188,243	FNMA, 6.000%, with various maturities from 2034 to 2037(d)(f)	8,882,118
9,827,110	FNMA, 6.500%, with various maturities from 2036 to 2038(f)	10,738,751
23,450	FNMA, 7.000%, 12/01/2037(d)	26,146
1,295,000	FNMA (TBA), 6.000%, 10/01/2035(g)	1,390,910
81,722,960	GNMA, 4.500%, with various maturities from 2039 to 2040(d)(f)	86,138,465
1,400,066	GNMA, 5.500%, with various maturities from 2033 to 2036(d)(f)	1,510,174
101,506	GNMA, 6.000%, 6/15/2036(d)	110,563
364,627	GNMA, 6.500%, 9/15/2036(d)	402,324
34,000,000	GNMA (TBA), 5.500%, 5/01/2036(g)	36,550,000

		310,644,698

	Total Bonds and Notes
	(Identified Cost $627,290,995)	654,284,444

Short-Term Investments – 16.0%
104,688,561	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $104,688,561 on 10/01/2010 collateralized by $105,999,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $106,784,925 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $104,688,561)	104,688,561

	Total Investments – 116.2%
	(Identified Cost $731,979,556)(a)	758,973,005
	Other Assets Less Liabilities—(16.2)%	(105,674,069)

	Net Assets – 100.0%	$653,298,936

(†)See Note 2 of Notes to Financial Statements.
(a)Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $731,988,762 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,960,496
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,976,253)

Net unrealized appreciation	$26,984,243

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of this security amounted to $4,588,503 or 0.7% of net assets.
(d)	All or a portion of this security has been segregated to cover requirements on TBA obligations.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Delayed delivery. See Note 2 of Notes to Financial Statements.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $55,925,447 or 8.6% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Industry Summary at September 30, 2010 (Unaudited)

Mortgage Related	47.5%
Commercial Mortgage-Backed Securities	29.5
ABS Credit Card	6.9
ABS Car Loan	6.8
Collateralized Mortgage Obligations	4.4
ABS Other	2.3
Other Investments, less than 2% each	2.8
Short-Term Investments	16.0

Total Investments	116.2
Other assets less liabilities	(16.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Statements of Assets and Liabilities

September 30, 2010

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$61,159,949	$627,290,995
Repurchase agreement(s) at cost	2,083,325	104,688,561
Net unrealized appreciation	944,194	26,993,449

Investments at value	64,187,468	758,973,005
Cash	313,510	—
Receivable for Fund shares sold	48,796	1,530,343
Receivable for securities sold	128,774	—
Dividends and interest receivable	1,094,327	2,491,702

TOTAL ASSETS	65,772,875	762,995,050

LIABILITIES
Payable for securities purchased	211,651	1,917,804
Payable for delayed delivery securities purchased (Note 2)	—	107,560,058
Payable for Fund shares redeemed	1,468	218,252

TOTAL LIABILITIES	213,119	109,696,114

NET ASSETS	$65,559,756	$653,298,936

NET ASSETS CONSIST OF:
Paid-in capital	$70,493,964	$625,199,412
Undistributed net investment income	501,262	2,721,800
Accumulated net realized loss on investments and futures contracts	(6,379,664)	(1,615,725)
Net unrealized appreciation on investments	944,194	26,993,449

NET ASSETS	$65,559,756	$653,298,936

NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$65,559,756	$653,298,936

Shares of beneficial interest	6,611,044	59,458,307

Net asset value, offering and redemption price per share	$9.92	$10.99

See accompanying notes to financial statements.

19  |

Statements of Operations

For the Year Ended September 30, 2010

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$5,458,637	$18,710,575
Dividends	130,477	—

Net investment income	5,589,114	18,710,575

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net Realized Gain (Loss) on:
Investments	1,485,070	3,968,288
Futures contracts	—	(612,603)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,014,237	39,680,350
Futures contracts	—	300,688

Net realized and unrealized gain on investments and futures contracts	6,499,307	43,336,723

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,088,421	$62,047,298

See accompanying notes to financial statements.

|  20

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$5,589,114	$6,530,967	$18,710,575	$15,843,704
Net realized gain (loss) on investments and futures contracts	1,485,070	(7,702,420)	3,355,685	8,228,422
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,014,237	15,284,070	39,981,038	5,344,115

Net increase in net assets resulting from operations	12,088,421	14,112,617	62,047,298	29,416,241

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income
Institutional Class	(5,690,124)	(6,616,136)	(20,474,786)	(18,247,123)
Net Realized Capital Gains
Institutional Class	—	(85,819)	(4,702,129)	(1,038,001)

Total distributions	(5,690,124)	(6,701,955)	(25,176,915)	(19,285,124)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(12,548,060)	(651,439)	325,960,515	(101,717,022)

Net increase (decrease) in net assets	(6,149,763)	6,759,223	362,830,898	(91,585,905)
Net Assets
Beginning of the year	71,709,519	64,950,296	290,468,038	382,053,943

End of the year	$65,559,756	$71,709,519	$653,298,936	$290,468,038

UNDISTRIBUTED NET INVESTMENT INCOME	$501,262	$572,318	$2,721,800	$1,668,897

See accompanying notes to financial statements.

21  |

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|  22

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
High Income Opportunities Fund

Institutional Class
9/30/2010	$9.07	$0.78	$0.86	$1.64	$(0.79)	$—	$(0.79)
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)	(0.89)
9/30/2007	10.39	0.77	0.01 (f)	0.78	(0.75)	(0.00)	(0.75)
9/30/2006	10.50	0.76	(0.10)	0.66	(0.73)	(0.04)	(0.77)

Securitized Asset Fund

Institutional Class
9/30/2010	$10.16	$0.41	$1.08	$1.49	$(0.49)	$(0.17)	$(0.66)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—	(0.57)
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)	(0.51)
9/30/2006(g)	10.00	0.30	0.02	0.32	(0.19)	—	(0.19)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Periods less than one year, if applicable, are not annualized.
(d)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(g)	For the period March 2, 2006 (commencement of operations) through September 30, 2006.

See accompanying notes to financial statements.

23  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)	Gross expenses (%)(d)	Net investment income (%)(e)	Portfolio turnover rate (%)

$9.92	18.88	$65,560	—	—	8.21	26
9.07	23.06	71,710	—	—	10.86	34
8.26	(13.24)	64,950	—	—	8.47	24
10.42	7.68	84,073	—	—	7.35	29
10.39	6.64	42,847	—	—	7.36	26

$10.99	15.24	$653,299	—	—	3.89	251
10.16	12.97	290,468	—	—	5.42	390
9.60	0.92	382,054	—	—	5.55	430
10.07	4.58	347,153	—	—	5.43	73
10.13	3.28	70,993	—	—	3.02	55

See accompanying notes to financial statements.

|  24

Notes to Financial Statements

September 30, 2010

1.   Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund offers Institutional Class Shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

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Notes to Financial Statements – continued

September 30, 2010

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The High Income Opportunities Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

At September 30, 2010, there were no open forward foreign currency contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker). As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract, certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

At September 30, 2010, there were no open futures contracts.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which

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Notes to Financial Statements – continued

September 30, 2010

may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as premium amortization, defaulted bonds, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization accruals, securities lending collateral gain/loss adjustments, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 were as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$5,690,124	$—	$5,690,124	$6,616,163	$85,792	$6,701,955
Securitized Asset Fund	25,176,915	—	25,176,915	19,285,124	—	19,285,124

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$700,428	$2,721,800
Undistributed long-term capital gains	—	—

Total undistributed earnings	700,428	2,721,800

Capital loss carryforward:
Expires September 30, 2017	(811,815)	—
Expires September 30, 2018	(5,225,445)	(1,367,506)

Total capital loss carryforward	(6,037,260)	(1,367,506)

Deferred net capital losses (post-October 2009)	—	(239,014)
Unrealized appreciation (depreciation)	537,820	26,984,243

Total accumulated earnings (losses)	$(4,799,012)	$28,099,523

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated with the custodian and/or broker in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned

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Notes to Financial Statements – continued

September 30, 2010

securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2010, none of the Funds had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$60,120,078	$—	$60,120,078
Bank Loans(a)	—	162,822	—	162,822
Preferred Stocks
Convertible Preferred Stocks
Automotive	298,240	—	—	298,240
Capital Markets	—	226,456	—	226,456
Electric Utilities	389,280	—	—	389,280
Oil, Gas & Consumable Fuels	307,912	—	—	307,912

Total Convertible Preferred Stocks	995,432	226,456	—	1,221,888

Non-Convertible Preferred Stocks(a)	—	385,267	—	385,267

Total Preferred Stocks	995,432	611,723	—	1,607,155

Common Stocks(a)	214,088	—	—	214,088
Short-Term Investments	—	2,083,325	—	2,083,325

Total	$1,209,520	$62,977,948	$—	$64,187,468

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements – continued

September 30, 2010

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$44,148,436	$—	$44,148,436
ABS Credit Card	—	44,759,790	—	44,759,790
ABS Home Equity	—	5,512,981	345,569	5,858,550
ABS Other	—	10,512,862	4,588,503	15,101,365
Collateralized Mortgage Obligations	—	29,066,777	—	29,066,777
Commercial Mortgage-Backed Securities	—	192,561,361	—	192,561,361
Hybrid ARMs	—	12,143,467	—	12,143,467
Mortgage Related	—	310,644,698	—	310,644,698

Total Bonds and Notes	—	649,350,372	4,934,072	654,284,444

Short-Term Investments	—	104,688,561	—	104,688,561

Total	$—	$754,038,933	$4,934,072	$758,973,005

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2010:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$534,446	$—	$—	$—	$—	$—	$(534,446)	$—
Collateralized Mortgage Obligations	57,083	—	10,302	—	(67,385)	—	—	—
Electric	257,001	—	8,908	(7,121)	(258,788)	—	—	—
Technology	112,500	404	45,763	(27,119)	(131,548)	—	—	—
Convertible Bonds
Technology	99,190	1,214	2,917	5,679	(109,000)	—	—	—
Wirelines	1,074,840	—	—	—	—	—	(1,074,840)	—

Total	$2,135,060	$1,618	$67,890	$(28,561)	$(566,721)	$—	$(1,609,286)	$—

Debt securities valued at $1,609,286 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
ABS Home Equity	$2,352,830	$—	$69,585	$1,497,062	$(2,425,480)	$—	$(1,148,428)	$345,569
ABS Other	1,570,000	—	—	—	4,588,503	—	(1,570,000)	4,588,503
Collateralized Mortgage Obligations	136,112	—	(6,746)	6,745	—	—	(136,111)	—

Total	$4,058,942	$—	$62,839	$1,503,807	$2,163,023	$—	$(2,854,539)	$4,934,072

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September 30, 2010

Debt securities valued at $2,854,539 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include futures contracts.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage the Funds’ duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2010, the Securitized Asset Fund used futures contracts in accordance with this objective.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(612,603)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	300,688

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments.

Volume of derivative activity, as a percentage of net assets, for Securitized Asset Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2010:

Futures
Average Notional Amount Outstanding	2.27%
Highest Notional Amount Outstanding	8.33%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2010	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities. For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$17,159,193	$31,988,968
Securitized Asset Fund	1,342,917,001	1,235,809,374	195,531,196	65,497,506

6.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

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Notes to Financial Statements – continued

September 30, 2010

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

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8.  Concentration of Ownership. From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2010, four shareholder accounts owned more than 5% of High Income Opportunities Fund’s total outstanding shares, representing 38.68% of the Fund’s net assets. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record.

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	696,898	$6,634,833	2,086,936	$14,390,117
Issued in connection with the reinvestment of distributions	492,408	4,619,407	644,493	4,654,487
Redeemed	(2,487,653)	(23,802,300)	(2,683,261)	(19,696,043)

Increase (decrease) from capital share transactions	(1,298,347)	$(12,548,060)	48,168	$(651,439)

	Securitized Asset Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	43,829,638	$463,734,471	8,990,651	$82,673,361
Issued in connection with the reinvestment of distributions	50,062	521,565	97,452	860,439
Redeemed	(13,015,425)	(138,295,521)	(20,298,880)	(185,250,822)

Increase (decrease) from capital share transactions	30,864,275	$325,960,515	(11,210,777)	$(101,717,022)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of

Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

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Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trust was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “For”*	Withheld*
Kenneth A. Drucker	1,441,815,530	17,903,098
Wendell J. Knox	1,441,546,136	18,172,492
Erik R. Sirri	1,441,468,045	18,250,582
Peter J. Smail	1,439,322,473	20,396,155

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trust: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

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2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities	0.67%

Qualified Dividend Income. For the fiscal year ended September 30, 2010, the High Income Opportunities Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the High Income Opportunities Fund pays a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee President, Chief Executive Officer and Trustee since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
1

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

2	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer–U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	Executive Vice President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10
Loomis Sayles Funds I	$352,882	$343,510	$4,741	$7,955	$96,509	$84,983	$—	$—

1.	Audit-related fees consist of:

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, review of Form N-1A filings, and consulting services with respect to regulatory advice.

2.	Tax fees consist of:

2009 - review of Registrant’s tax returns and consulting services with respect to new security types.

2010 - review of Registrant’s tax returns, consulting services with respect to new security types and consulting services related to new Massachusetts filing requirements.

Aggregate fees billed to the Registrant for non-audit services during 2009 and 2010 were $101,250 and $92,938, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/08- 9/30/09	10/01/09- 9/30/10
Control Affiliates	$18,500	$174,242

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	November 22, 2010

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date: November 22, 2010